Exhibit 10.35

EXECUTION VERSION

AMENDED AND RESTATED

CREDIT AGREEMENT

dated as of November 1, 2011

among

STEINER U.S. HOLDINGS, INC.
as the Borrower

THE LENDERS FROM TIME TO TIME PARTY HERETO

and

SUNTRUST BANK
as the Administrative Agent

and

BANK OF AMERICA, N.A.
and
WELLS FARGO BANK, N.A.
as Syndication Agents

and

REGIONS BANK
as Documentation Agent

SUNTRUST ROBINSON HUMPHREY, INC.,
as Sole Lead Arranger and Sole Book Manager

==========================================================

*  Certain portions of the Amended and Restated Credit Agreement have been omitted based upon a request for confidential treatment filed with the Securities and Exchange Commission.  The non-public information has been filed with the Securities and Exchange Commission.

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS; CONSTRUCTION *

Section 1.1. Definitions. *

Section 1.2. Classifications of Loans and Borrowings. *

Section 1.3. Accounting Terms and Determination. *

Section 1.4. Terms Generally. *

ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS *

Section 2.1. General Description of Facilities. *

Section 2.2. Revolving Loans. *

Section 2.3. Procedure for Revolving Borrowings. *

Section 2.4. Swingline Commitment. *

Section 2.5. Term Loan Commitments. *

Section 2.6. Funding of Borrowings. *

Section 2.7. Interest Elections. *

Section 2.8. Optional Reduction and Termination of Commitments. *

Section 2.9. Repayment of Loans. *

Section 2.10. Evidence of Indebtedness. *

Section 2.11. Optional Prepayments. *

Section 2.12. Mandatory Prepayments. *

Section 2.13. Interest on Loans. *

Section 2.14. Fees. *

Section 2.15. Computation of Interest and Fees. *

Section 2.16. Inability to Determine Interest Rates. *

Section 2.17. Illegality. *

Section 2.18. Increased Costs. *

Section 2.19. Funding Indemnity. *

Section 2.20. Taxes. *

Section 2.21. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. *

Section 2.22. Letters of Credit. *

Section 2.23. Cash Collateralization of Defaulting Lender Commitment. *

Section 2.24. Increase of Commitments; New Lenders. *

Section 2.25. Mitigation of Obligations. *

Section 2.26. Replacement of Lenders. *

ARTICLE III CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT *

Section 3.1. Conditions To Effectiveness. *

Section 3.2. Conditions to Delayed Draw Term Loan. *

Section 3.3. Each Credit Event. *

Section 3.4. Effect of Amendment and Restatement. *

Section 3.5. Delivery of Documents. *

ARTICLE IV REPRESENTATIONS AND WARRANTIES *

Section 4.1. Existence; Power. *

Section 4.2. Organizational Power; Authorization. *

Section 4.3. Organization and Capitalization. *

Section 4.4. Approvals; No Conflicts. *

Section 4.5. Financial Statements. *

Section 4.6. Litigation and Environmental Matters. *

Section 4.7. Compliance with Laws and Agreements. *

Section 4.8. Investment Company Act, Etc. *

Section 4.9. Taxes. *

Section 4.10. Investigations, Audits, Etc. *

Section 4.11. Margin Regulations. *

Section 4.12. ERISA; Foreign Pension Plans. *

Section 4.13. Ownership of Property. *

Section 4.14. Maintenance of Properties; Insurance. *

Section 4.15. Disclosure. *

Section 4.16. Labor Relations. *

Section 4.17. Solvency. *

Section 4.18. OFAC. *

Section 4.19. Patriot Act. *

Section 4.20. No Material Adverse Effect. *

Section 4.21. Merger Documents. *

Section 4.22. Brokers. *

Section 4.23. No Event of Default. *

Section 4.24. Perfection of Security Interest. *

ARTICLE V AFFIRMATIVE COVENANTS *

Section 5.1. Financial Statements and Other Information. *

Section 5.2. Notices of Material Events. *

Section 5.3. Existence; Conduct of Business. *

Section 5.4. Compliance with Laws, Etc. *

Section 5.5. Payment of Obligations. *

Section 5.6. Books and Records. *

Section 5.7. Visitation, Inspection, Etc. *

Section 5.8. Maintenance of Properties. *

Section 5.9. Insurance. *

Section 5.10. Use of Proceeds and Letters of Credit. *

Section 5.11. Additional Subsidiaries. *

Section 5.12. Additional Collateral. *

Section 5.13. Taxes. *

Section 5.14. Compliance with Contracts, Licenses, and Permits. *

Section 5.15. Ownership. *

Section 5.16. Further Assurances. *

Section 5.17. Post-Closing Obligations. *

ARTICLE VI FINANCIAL COVENANTS *

Section 6.1. Leverage Ratio. *

Section 6.2. Adjusted Leverage Ratio. *

Section 6.3. Fixed Charge Coverage Ratio. *

Section 6.4. Capital Expenditures. *

ARTICLE VII NEGATIVE COVENANTS *

Section 7.1. Indebtedness and Preferred Equity. *

Section 7.2. Negative Pledge. *

Section 7.3. Fundamental Changes; Permitted Acquisitions. *

Section 7.4. Investments, Loans, Etc. *

Section 7.5. Restricted Payments. *

Section 7.6. Sale of Assets. *

Section 7.7. Transactions with Affiliates. *

Section 7.8. Restrictive Agreements. *

Section 7.9. Sale and Leaseback Transactions. *

Section 7.10. Hedging Transactions. *

Section 7.11. Amendment to Material Documents. *

Section 7.12. Accounting Changes. *

Section 7.13. Government Regulation; OFAC. *

Section 7.14. Hazardous Materials. *

Section 7.15. ERISA; Foreign Pension Plans. *

Section 7.16. Use of Proceeds. *

ARTICLE VIII EVENTS OF DEFAULT *

Section 8.1. Events of Default. *

Section 8.2. Application of Proceeds from Collateral. *

ARTICLE IX THE ADMINISTRATIVE AGENT *

Section 9.1. Appointment of the Administrative Agent. *

Section 9.2. Nature of Duties of the Administrative Agent. *

Section 9.3. Lack of Reliance on the Administrative Agent. *

Section 9.4. Certain Rights of the Administrative Agent. *

Section 9.5. Reliance by Administrative Agent. *

Section 9.6. The Administrative Agent in its Individual Capacity. *

Section 9.7. Successor Administrative Agent. *

Section 9.8. Authorization to Execute other Loan Documents; Collateral. *

Section 9.9. Reserved. *

Section 9.10. Withholding Tax. *

Section 9.11. The Administrative Agent May File Proofs of Claim. *

Section 9.12. Titled Agents. *

ARTICLE X MISCELLANEOUS *

Section 10.1. Notices. *

Section 10.2. Waiver; Amendments. *

Section 10.3. Expenses; Indemnification. *

Section 10.4. Successors and Assigns. *

Section 10.5. Governing Law; Jurisdiction; Consent to Service of Process. *

Section 10.6. WAIVER OF JURY TRIAL. *

Section 10.7. Right of Setoff. *

Section 10.8. Counterparts; Integration. *

Section 10.9. Survival. *

Section 10.10. Severability. *

Section 10.11. Confidentiality. *

Section 10.12. Interest Rate Limitation. *

Section 10.13. Waiver of Effect of Corporate Seal. *

Section 10.14. Patriot Act. *

Section 10.15. Independence of Covenants. *

Section 10.16. No Advisory or Fiduciary Relationship. *

Schedules

Schedule I - Applicable Margin and Applicable Percentage

Schedule II - Commitment Amounts

Schedule 1.1 Combined Material Adverse Effect

Schedule 2.12(c) - Permitted Equity Issuances

Schedule 4.3(a) - Subsidiaries

Schedule 4.3(b) - Capitalization

Schedule 4.6(a) - Litigation

Schedule 4.7(b) - Material Contracts

Schedule 4.10 - Investigations and Audits

Schedule 4.13(a) - Real Estate

Schedule 4.14 - Insurance Policies

Schedule 7.1 - Outstanding Indebtedness

Schedule 7.2 - Existing Liens

Schedule 7.4 - Existing Investments

Schedule 7.9 - Sale/Leaseback Transactions

Exhibits

Exhibit A - Form of Assignment and Acceptance

Exhibit B-1 - Form of Reaffirmation and Amendment of Loan Documents

Exhibit B-2 - Form of Reaffirmation and Amendment of English Security Documents

Exhibit C-1 - Form of Revolving Credit Note

Exhibit C-2 - Form of Amended and Restated Revolving Credit Note

Exhibit D - Form of Amended and Restated Swingline Note

Exhibit E - Form of Term Loan Note

Exhibit 2.3 - Form of Notice of Revolving Borrowing

Exhibit 2.4 - Form of Notice of Swingline Borrowing

Exhibit 2.5 - Form of Notice of Term Loan Borrowing

Exhibit 2.7 - Form of Notice of Conversion/Continuation

Exhibit 3.1(b)(v) - Form of Secretary's Certificate

Exhibit 3.1(b)(vii) - Form of Officer's Certificate (Loan Documents)

Exhibit 3.1(b)(viii) - Form of Officer's Certificate (Merger Documents)

Exhibit 3.2(c)(i) - Form of Solvency Certificate

Exhibit 3.2(c)(iii) - Form of Delayed Draw Officer's Certificate

Exhibit 5.1(d) - Form of Compliance Certificate

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of November 1, 2011, by and among STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions and lenders from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender").

W I T N E S S E T H:

WHEREAS, the Borrower, each of the Existing Lenders and SunTrust Bank, as the Administrative Agent, are parties to that certain Credit Agreement dated as of November 2, 2009 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original Credit Agreement"), pursuant to which such Lenders established a $60,000,000 revolving credit facility, and a $50,000,000 term loan facility in favor of the Borrower;

WHEREAS, the parties hereto desire to have J.P. Morgan Chase Bank, N.A. (the "Added Lender") become a party to this Agreement in its capacity as a "Lender" and to have all rights, benefits and obligations of a Lender hereunder;

WHEREAS, the Added Lender, by executing this Agreement, desires to become a "Lender" hereunder and under the other Loan Documents with all of the rights and benefits hereunder and thereunder, and be bound by all of the terms and provisions (and subject to all of the obligations) of a Lender hereunder and thereunder; and

WHEREAS, the Borrower has requested that the Existing Lenders amend and restate the Original Credit Agreement to: (a) join the Added Lender in its capacity as a "Lender"; (b) continue to provide a $60,000,000 revolving credit facility in favor of the Borrower; (c) establish a delayed draw term loan facility in an aggregate principal amount equal to $165,000,000; and (d) modify the Original Credit Agreement in certain other respects; and subject to the terms and conditions of this Agreement, the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender, to the extent of their respective Commitments (as defined in this Agreement) are willing to do so;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent agree as follows:

    DEFINITIONS; CONSTRUCTION

      Definitions.

      In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

      "50% Loss" shall have the meaning set forth in Section 8.1(v).

      "Acquisition" shall mean the Borrower's acquisition (directly or indirectly) of one hundred percent (100%) of the issued and outstanding Capital Stock of the Target, pursuant to and in accordance with the Merger Documents.

      "Added Lender" shall have the meaning assigned to such term in the second recital hereof

      "Adjusted Leverage Ratio" shall mean, as of any date, the ratio of (a) Adjusted Total Debt as of such date to (b) EBITDAR for the four (4) consecutive Fiscal Quarters ending on or immediately prior to such date.

      "Adjusted LIBO Rate" shall mean, with respect to each Interest Period for an Adjusted LIBO Rate Loan, the rate per annum obtained by dividing (a) LIBOR for such Interest Period, by (b) an amount equal to (i) one, minus (ii) the Applicable Reserve Requirement.

      "Adjusted LIBO Rate Loan" shall mean a Loan bearing interest based on the Adjusted LIBO Rate plus the Applicable Margin.

      "Adjusted Total Debt" shall mean, as of any date of determination, the sum of (a) Total Debt, and (b) the product of (i) Consolidated Rental Expense for the twelve-month period ending on or immediately prior to the date of determination and (ii) six (6).

      "Administrative Agent" shall have the meaning assigned to such term in the introductory paragraph hereof.

      "Administrative Questionnaire" shall mean, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

      "Affiliate" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "Aggregate Revolving Commitment Amount" shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. On the Closing Date, the Aggregate Revolving Commitment Amount equals $60,000,000.

      "Aggregate Revolving Commitments" shall mean, collectively, all Revolving Commitments of all Lenders at any time outstanding.

      "Aggregate Subsidiary Threshold" shall mean an amount equal to fifteen percent (15%) of the total net income or fifteen percent (15%) of the total consolidated assets, in each case of the Parent and its Subsidiaries, on a consolidated basis, for the most recent Fiscal Quarter as shown on the financial statements most recently delivered or required to be delivered pursuant to Section 5.1(a) or (b), as the case may be.

      "Agreement" shall have the meaning assigned to such term in the introductory paragraph hereof.

      "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

      "Applicable Margin" shall mean, as of any date, with respect to interest on all Revolving Loans or Term Loans outstanding on any date, a percentage per annum determined by reference to the applicable Adjusted Leverage Ratio from time to time in effect on such date as set forth on Schedule I; provided, that a change in the Applicable Margin resulting from a change in the Adjusted Leverage Ratio shall be effective on the second Business Day after which the Borrower delivers the financial statements required by Section 5.1(a) or (b) and the Compliance Certificate required by Section 5.1(d), which determination of any change to the Applicable Margin shall commence with results of the financial statements and Compliance Certificate delivered in connection with the Fiscal Quarter ending December 31, 2011; provided, further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Margin shall be at Level I as set forth on Schedule I until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin from the Closing Date until the financial statements and Compliance Certificate for the Fiscal Quarter ending December 31, 2011 are required to be delivered shall be at Level II as set forth on Schedule I.

      "Applicable Percentage" shall mean, as of any date, with respect to the commitment fee as of any date, the percentage per annum determined by reference to the applicable Adjusted Leverage Ratio from time to time in effect on such date as set forth on Schedule I; provided, that a change in the Applicable Percentage resulting from a change in the Adjusted Leverage Ratio shall be effective on the second Business Day after which the Borrower delivers the financial statements required by Section 5.1(a) or (b) and the Compliance Certificate required by Section 5.1(d), which determination of any change to the Applicable Percentage shall commence with results of the financial statements and Compliance Certificate delivered in connection with the Fiscal Quarter ending December 31, 2011; provided, further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate, the Applicable Percentage shall be at Level I as set forth on Schedule I until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Percentage shall be determined as provided above. Notwithstanding the foregoing, the Applicable Percentage for the commitment fee from the Closing Date until the financial statements and Compliance Certificate for the Fiscal Quarter ending December 31, 2011 are required to be delivered shall be at Level II as set forth on Schedule I.

      "Applicable Period" shall have the meaning set forth in Section 5.1.

      "Applicable Reserve Requirement" shall mean, at any time, for any LIBOR Loan, the maximum rate, expressed as a decimal (rounded upwards to the next 1/100th of 1%), at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against "Eurocurrency liabilities" (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the applicable Adjusted LIBO Rate, LIBOR Index Rate or any other interest rate of a Loan is to be determined, or (b) any category of extensions of credit or other assets which include LIBOR Loans. A LIBOR Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on LIBOR Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

      "Approved Fund" shall mean any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender; (b) an Affiliate of a Lender; or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4(b)) and accepted by the Administrative Agent, in the form of Exhibit A attached hereto or any other form approved by the Administrative Agent.

      "Availability Period" shall mean the period from the Closing Date to the Revolving Commitment Termination Date.

      "Base Rate" shall mean the highest of (a) the per annum rate which the Administrative Agent publicly announces from time to time as its prime lending rate, as in effect from time to time; (b) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum; and (c) the Adjusted LIBO Rate determined on a daily basis for an Interest Period of one (1) month, plus one percent (1.00%) per annum. The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate. Each change in any of the rates described above in this definition shall be effective from and including the date such change is announced as being effective.

      "Base Rate Loan" shall mean a Loan bearing interest based on the Base Rate plus the Applicable Margin.

      "Borrower" shall have the meaning assigned to such term in the introductory paragraph hereof.

      "Borrowing" shall mean a borrowing consisting of (a) Loans of the same Class and Type, made, converted or continued on the same date and in the case of LIBOR Loans, as to which a single Interest Period is in effect; or (b) a Swingline Loan.

      "Budget" shall mean the Parent's forecasted consolidated income statements, prepared consistently with the historical financial statements of the Parent and its Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions.

      "Business Day" shall mean (a) any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia and New York, New York are authorized or required by law to close; and (b) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, an Adjusted LIBO Rate Loan or a notice with respect to any of the foregoing or in connection with a determination of a LIBOR Index Rate, any day on which banks are open for dealings in Dollar deposits in the London interbank market.

      "Capital Expenditures" shall mean for any period, without duplication, (a) the additions to property, plant and equipment and other capital expenditures of the Parent and its Subsidiaries that are (or would be) set forth on a consolidated statement of cash flows of the Parent for such period prepared in accordance with GAAP; and (b) Capital Lease Obligations incurred by the Parent and its Subsidiaries during such period. Capital Expenditures shall exclude the Capital Expenditures of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent or any of its Subsidiaries or the date its assets are acquired by the Parent or any of its Subsidiaries.

      "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

      "Capital Stock" shall mean all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

      "Cash Collateralize" shall mean, in respect of any obligations, to provide and pledge (as a first priority perfected security interest) cash collateral for such obligations in Dollars (in amounts, unless otherwise specified herein, equal to 100% of such obligations), with a depository institution, and pursuant to documentation in form and substance, reasonably satisfactory to the Administrative Agent (and "Cash Collateralization" has a corresponding meaning).

      "CFC" shall have the meaning set forth in Section 5.11(e).

      "Change in Control" shall mean the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Borrower or the Parent, as the case may be, to any "person" or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof); (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any "person" or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof) of thirty-five percent (35%) or more of the outstanding shares of the voting stock of the Parent; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower or the Parent, as the case may be, by Persons who were not (i) members of the current board of directors, (ii) nominated by the current board of directors or (iii) appointed by directors so nominated.

      "Change in Law" shall mean (a) the adoption of any applicable law, rule or regulation after the date of this Agreement; (b) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement; or (c) compliance by any Lender (or its Applicable Lending Office) or the Issuing Bank (or for purposes of Section 2.18(b), by the parent corporation of such Lender or the Issuing Bank, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, however, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.

      "Charges" shall have the meaning set forth in Section 10.12.

      "Class", when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans or Term Loans and when used in reference to any Commitment, shall refer to whether such Commitment is a Revolving Commitment, a Swingline Commitment or a Term Loan Commitment.

      "Closing Date" shall mean the Business Day on which the conditions precedent set forth in Section 3.1 and Section 3.3 have been satisfied or waived in accordance with Section 10.2.

      "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

      "Collateral" shall mean all Property pledged as collateral security for the Obligations pursuant to the Security Documents or otherwise, and all other Property of any Loan Party that is now or hereafter in the possession or control of any Lender, or on which any Lender has been granted a Lien.

      "Collateral Access Agreements" shall mean any agreement of any lessor, warehouseman, processor, consignee or other Person in possession of, having a Lien upon or having rights or interests in, any of the Collateral in favor of the Administrative Agent, for the benefit of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, waiving or subordinating Liens or certain other rights or interests such Person may hold in regard to the Property of any Loan Party and providing the Administrative Agent access to its Collateral.

      "Combined Material Adverse Effect" shall have the meaning set forth on Schedule 1.1.

      "Commitment" shall mean a Revolving Commitment, a Swingline Commitment or a Term Loan Commitment or any combination thereof (as the context shall permit or require).

      "Commitment Letter" shall mean that certain amended and restated commitment letter, dated as of October 14, 2011, executed by SunTrust Robinson Humphrey, Inc. and SunTrust Bank and accepted by the Borrower.

      "Compliance Certificate" shall mean a certificate from the chief financial officer, the treasurer or the Vice-President - Finance and Chief Accounting Officer of the Borrower in the form of, and containing the certifications set forth in, the certificate attached hereto as Exhibit 5.1(d).

      "Consolidated Rental Expense" shall mean, for the Parent and its Subsidiaries on a consolidated basis for any period, the sum of (a) the aggregate amount of fixed and contingent rentals payable with respect to leases of real and personal property (excluding Capital Lease Obligations) and (b) minimum contractually required cruise line and resort commissions, determined on a consolidated basis in accordance with GAAP for such period.

      "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property in which it has an interest is bound.

      "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative thereto.

      "Cruise Line Contracts" shall have the meaning set forth in Section 4.7(c).

      "Default shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

      "Default Interest" shall have the meaning set forth in Section 2.13(c).

      "Defaulting Lender" shall mean, at any time, a Lender as to which the Administrative Agent has notified the Borrower that (a) such Lender has failed for three (3) or more Business Days to comply with its obligations under this Agreement to make a Loan, make a payment to the Issuing Bank in respect of a Letter of Credit and/or make a payment to the Swingline Lender in respect of a Swingline Loan (each a "funding obligation"); (b) such Lender has notified the Administrative Agent, or has stated publicly, that it will not comply with any such funding obligation hereunder, or has defaulted on its funding obligations under any other loan agreement, credit agreement or other similar/other financing agreement; (c) such Lender has, for three (3) or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder; or (d) a Lender Insolvency Event has occurred and is continuing with respect to such Lender. Any determination that a Lender is a Defaulting Lender under clauses (a) through (d) above will be made by the Administrative Agent in its sole discretion acting in good faith. The Administrative Agent will promptly send to all parties hereto a copy of any notice to the Borrower provided for in this definition.

      "Delayed Draw Date" shall mean the Business Day on which the conditions precedent set forth in Section 3.2 and Section 3.3 have been satisfied or waived in accordance with Section 10.2.

      "Dollar(s)" and the sign "$" shall mean lawful money of the United States of America.

      "Domestic Subsidiary" shall mean any Subsidiary of a Loan Party that is organized under the laws of any State of the United States, the District of Columbia, or any territory or possession of the United States.

      "EBITDA" shall mean, for the Parent and its Subsidiaries on a consolidated basis for any period, an amount equal to the sum of (a) Net Income for such period plus (b) to the extent deducted in determining Net Income for such period and without duplication, (i) Interest Expense; (ii) income tax expense determined on a consolidated basis in accordance with GAAP; (iii) depreciation and amortization determined on a consolidated basis in accordance with GAAP; (iv) non-cash compensation expense related to the issuance of stock options, restricted stock and other equity based rights determined on a consolidated basis in accordance with GAAP; (v) non-cash foreign exchange loss (or minus the gain) in respect of inter-company indebtedness determined on a consolidated basis in accordance with GAAP; (vi) all other non-cash charges acceptable to the Administrative Agent; and (vii) due diligence and other acquisition costs and integration costs relating to the Acquisition not to exceed in the aggregate $3,000,000 (provided, that no such due diligence and other acquisition costs and integration costs relating to the Acquisition, which are incurred on or after December 31, 2011, shall be used in any calculation of EBITDA). Without duplication, EBITDA shall include the pro forma consolidated EBITDA of any Person or business acquired for the applicable period preceding such acquisition, not to exceed four (4) Fiscal Quarters, so long as the calculation thereof is done in a manner reasonably calculated to comply with GAAP and such calculation is detailed in the supporting calculations to each applicable Compliance Certificate as detailed and measured to the Administrative Agent's reasonable satisfaction; provided, that the EBITDA for the Target and its Subsidiaries (on a consolidated basis) for the periods prior to the Acquisition shall be before Target or Stockholders' Representative allocations and one-time adjustments; provided, further, that EBITDA attributable to the business to be acquired in the Specified Acquisition shall be the "Campus Reported EBITDA for Continuing Businesses" as set forth in that certain report of Ernst & Young, LLP dated July 29, 2011.

      "EBITDAR" shall mean, for the Parent and its Subsidiaries on a consolidated basis for any period, an amount equal to the sum of (a) EBITDA for such period and (b) Consolidated Rental Expense for such period. EBITDAR shall include, without duplication, the pro forma consolidated EBITDAR of any Person or business acquired for the applicable period preceding such acquisition, not to exceed four (4) Fiscal Quarters, so long as the calculation thereof is done in a manner reasonably calculated to comply with GAAP and such calculation is detailed in the supporting calculations to each applicable Compliance Certificate as detailed and measured to the Administrative Agent's reasonable satisfaction; provided, that the EBITDAR for the Target and its Subsidiaries (on a consolidated basis) for the periods prior to the Acquisition shall be before Target or Stockholders' Representative allocations and one-time adjustments.

      "Eligible Assignee" shall mean (a) any Lender, any Affiliate of any Lender and any Approved Fund; (b) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000; (c) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000; (d) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000; or (e) any other Person that has been approved in writing as an Eligible Assignee by the Borrower (other than upon the occurrence and during the continuance of any Default or Event of Default), such approval not to be unreasonably withheld, conditioned or delayed, and the Administrative Agent; provided, that no Loan Party and no Affiliate of any Loan Party shall, in any event, be an Eligible Assignee.

      "Employee Benefit Plan" shall have that meaning as defined in Section 3(3) of ERISA and for which any Loan Party or an ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Loan Party or its ERISA Affiliates or on behalf of beneficiaries of such participants.

      "English Security Documents" shall mean (a) that certain debenture dated as of November 2, 2009, executed and delivered by Elemis Limited, Steiner Training Limited and the Administrative Agent, on behalf of, and for the benefit of, the Lenders; (b) that certain shares charge dated as of November 2, 2009, executed and delivered by Cosmetics Limited and the Administrative Agent, on behalf of, and for the benefit of, the Lenders; (c) that certain shares charge dated as of November 2, 2009, executed and delivered by Steiner Leisure Limited and the Administrative Agent, on behalf of, and for the benefit of, the Lenders; (d) that certain notice to bank operating secured accounts, executed and delivered by Elemis Limited, Steiner Training Limited and the Administrative Agent, on behalf of, and for the benefit of, the Lenders; and (e) all similar agreements entered into guaranteeing payment of, or granting a Lien upon Property located in the United Kingdom as security for payment of, the Obligations or any portion thereof, as any of the foregoing under (a), (b), (c), (d) or (e) above may be amended, restated and/or modified from time to time.

      "Environmental Laws" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

      "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Parent or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law or Environmental Permit; (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials; (c) any actual or alleged exposure to any Hazardous Materials; (d) the Release or threatened Release of any Hazardous Materials; or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "Environmental Permit" shall mean all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute including regulations promulgated thereunder.

      "ERISA Affiliate" shall mean any trade or business (whether or not incorporated), which, together with the Parent, the Borrower or any Domestic Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 303 of ERISA and Section 430 of the Code, is treated as a single employer under Section 414 of the Code.

      "ERISA Event" shall mean with respect to the Parent, the Borrower or any ERISA Affiliate, (i) any "reportable event", as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the failure to make required contributions when due to a Multiemployer Plan or Plan unless such failure is cured within thirty (30) days or the imposition of a Lien in favor of a Plan under Section 430(k) of the Code or Section 303(k) of ERISA; (iii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition of an Lien in favor of the PBGC under Title IV of ERISA; (v) the receipt from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (vii) the incurrence of any liability with respect to the withdrawal or partial withdrawal from any Plan including the withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (viii) or the incurrence of any Withdrawal Liability with respect to any Multiemployer Plan; (ix) the receipt of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA) or in reorganization (within the meaning of Section 4241 of ERISA), or in "critical" status (within the meaning of Section 432 of the Code or Section 305 of ERISA); or (x) a determination that a Plan is, or is reasonably expected to be, in "at risk" status (within the meaning of Section 430 of the Code or Section 303 of ERISA).

      "Escrow Amount" shall have the meaning given such term in the Acquisition Agreement.

      "Event of Default" shall have the meaning set forth in ARTICLE VIII.

      "Excluded Taxes" shall mean with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder (each a "Payee"), (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located; (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Lender has its Applicable Lending Office; and (c) in the case of a Foreign Lender, any withholding tax that (i) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement; (ii) is imposed on amounts payable to such Foreign Lender at any time that such Foreign Lender designates a new lending office, other than taxes that have accrued prior to the designation of such lending office that are otherwise not Excluded Taxes; or (iii) is attributable to such Foreign Lender's failure to comply with Section 2.20(e).

      "Excluded Subsidiaries" shall mean each of Ideal Image Clinics, PLLC, a North Carolina professional limited liability company, Ideal Health Medical Group of Tennessee, PLLC, a Tennessee professional limited liability company, Homansky Health Medical Group of Nevada, PC, a Nevada professional corporation, and Ideal Health Medical Group, S.C., a Wisconsin professional service corporation.

      "Existing Lenders" shall mean SunTrust Bank, Bank of America, N.A., Wells Fargo Bank, N.A., Regions Bank and City National Bank of Florida, in each case in their capacities as "Lenders" under the Original Credit Agreement.

      "FDD" shall mean any uniform franchise offering circular or franchise disclosure document and related documentation used by the Target or any Subsidiaries of the Target in connection with the offer or sale of Franchises.

      "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

      "Fee Letter" shall mean that certain amended and restated fee letter, dated as of October 14, 2011, executed by SunTrust Robinson Humphrey, Inc. and SunTrust Bank and accepted by the Borrower.

      "Fiscal Quarter" shall mean any fiscal quarter of the Borrower and the Parent.

      "Fiscal Year" shall mean any fiscal year of the Borrower and the Parent.

      "Fixed Charge Coverage Ratio" shall mean, as of any date, the ratio of (a) EBITDAR less the actual amount paid by the Parent and its Subsidiaries in cash on account of Capital Expenditures and federal, state and local income taxes paid by the Parent and its Subsidiaries to (b) Fixed Charges, in each case measured for the four (4) consecutive Fiscal Quarters ending on the most recently ended last day of each Fiscal Quarter, or in the case of calculations as of a last day of a Fiscal Quarter, for the period of four (4) consecutive Fiscal Quarters then ending. Notwithstanding the foregoing, for any period commencing as of the Closing Date and ending as of a last day of a Fiscal Quarter occurring through September 30, 2012, Interest Expense and the scheduled principal payments required to be made on Total Debt shall be annualized for purposes of determining the Fixed Charge Coverage Ratio. For purposes of calculating Interest Expense for (a) above and the principal payments for (b) above (collectively, the "Interest and Principal for Fixed Charges") for the Fiscal Quarters ending December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, the Interest and Principal for Fixed Charges shall be annualized during such Fiscal Quarters such that (i) for the calculation of the Interest and Principal for Fixed Charges as of December 31, 2011, the Interest and Principal for Fixed Charges for the Fiscal Quarter then ending will be multiplied by four (4), (ii) for the calculation of the Interest and Principal for Fixed Charges as of March 31, 2012, the Interest and Principal for Fixed Charges for the two (2) Fiscal Quarter period then ending will be multiplied by two (2) and (iii) for the calculation of the Interest and Principal for Fixed Charges as of June 30, 2012, the Interest and Principal for Fixed Charges for the three (3) Fiscal Quarter period then ending will be multiplied by one and one-third (1⅓).

      "Fixed Charges" shall mean, for the Parent and its Subsidiaries on a consolidated basis for any period, the sum (without duplication) of (a) Interest Expense paid in cash for such period; (b) scheduled principal payments made on Total Debt during such period; (c) Restricted Payments paid in cash during such period; and (d) Consolidated Rental Expense for such period. Fixed Charges shall include the pro forma consolidated Fixed Charges of any Person or business acquired annualized from the date of a Permitted Acquisition for a period not to exceed four (4) Fiscal Quarters so long as the calculation thereof is done in a manner reasonably calculated to comply with GAAP and such calculation is detailed in the supporting calculations to each applicable Compliance Certificate as detailed and measured to the Administrative Agent's reasonable satisfaction.

      "Foreign Lender" shall mean any Lender that is not a United States Person under Section 7701(a)(30) of the Code.

      "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any super-annuation fund) or other similar program established or maintained outside of the United States of America by any Loan Party or any Subsidiary of any Loan Party primarily for the benefit of employees of such Loan Party or Subsidiary residing outside the United States of America, which plan, fund, or similar program provides or results in retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

      "Foreign Subsidiary" shall mean any Subsidiary that is organized under the laws of a jurisdiction other than one of the fifty (50) states of the United States or the District of Columbia.

      "Franchise" shall mean the grant by the Target or any Subsidiary of the Target to a Franchisee of the right to establish, develop, operate, or license others to establish, develop or operate within one or more countries, states, provinces or other geographic areas any "Ideal Image" franchised location.

      "Franchise Agreement" shall mean, collectively, all franchise agreements, area development agreements, master franchise agreements, sub-franchise agreements, and similar agreements in effect with Franchisees, in each case to which the Target or any Subsidiary of the Target is a party.

      "Franchisee" shall mean a Person other than the Target or any Subsidiary of the Target that is or was granted a right (whether directly by the Target or any Subsidiary of the Target) to establish, develop or operate, or is or was granted a right to license others to establish, develop or operate, a Franchise within a specific geographic area or at a specific location.

      "Franchise Laws" shall mean the laws, rules or regulations of the Federal Trade Commission and any state, foreign country or other jurisdiction regulating the offer and/or sale of Franchises, business opportunities, or seller assisted marketing plans, including, without limitation, all franchise disclosure and registration laws.

      "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

      "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof; (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which the Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith; provided that the amount of any non-recourse Guarantee supporting a pledge of the property of the guarantor shall be limited to the fair market value of such property. The term "Guarantee" used as a verb has a corresponding meaning.

      "Guaranty and Security Agreement" shall mean that certain Guaranty and Security Agreement dated as of November 2, 2009, executed and delivered by the Loan Parties and the Administrative Agent, on behalf of, and for the benefit of, the Lenders.

      "Guaranty and Security Agreement Supplement" shall mean each supplement substantially in the form of Exhibit D to the Guaranty and Security Agreement executed and delivered by a Material Subsidiary of the Parent pursuant to Section 5.11 and Section 5.12.

      "Hazardous Materials" shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "Hedging Obligations" of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (a) any and all Hedging Transactions; (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions; and (c) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions.

      "Hedging Transaction" of any Person shall mean (a) any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into by such Person that is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

      "Increased Amount Date" shall have the meaning set forth in Section 2.24(a).

      "Indebtedness" of any Person shall mean, without duplication (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business on terms customary in the trade; provided, that for purposes of Section 8.1(f), trade payables overdue by more than one hundred twenty (120) days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures), including all amounts owed to a franchisee as a result of a franchisee buy-out (whether by lease, purchase or otherwise; provided that in the case of a lease, the amount of Indebtedness shall be the amount pursuant to which such Person may acquire the leased assets from the lessor under the terms of the lease); (d) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person; (e) all Capital Lease Obligations of such Person; (f) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit; (g) all Guarantees of such Person of the type of Indebtedness described in clauses (a) through (f) above; (h) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person (limited to the lesser of the fair market value at such date of any asset subject to such Lien or the amount of the Indebtedness secured); (i) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person; (j) Off-Balance Sheet Liabilities; and (k) all Hedging Obligations. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor. For purposes of this Agreement, the amount of any Indebtedness referred to in clause (k) of the preceding sentence shall be amounts, including any termination payments, required to be paid to a counterparty after giving effect to any contractual netting arrangements, and not any notional amount with regard to which payments may be calculated.

      "Indemnified Taxes" shall mean Taxes other than Excluded Taxes and Other Taxes.

      "Index Rate" shall mean, for any Index Rate Determination Date, the rate per annum (rounded upward to the next whole multiple of 1/100 of 1%) equal to (a) the rate determined by the Administrative Agent to be the offered rate which appears on Reuters Screen LIBOR01 Page (or any successor page) which displays an average British Bankers Association Interest Settlement Rate for deposits with a term equivalent to one (1) month in Dollars, determined as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to such Index Rate Determination Date; or (b) in the event the rate referenced in the preceding clause (a) is not available, the rate per annum determined by the Administrative Agent (rounded upward to the next whole multiple of 1/100 of 1%) equal to the quotation rate (or the arithmetic mean of rates) offered to SunTrust Bank in the London interbank market for deposits in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan, for which the Index Rate is then being determined with maturities comparable to one (1) month as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to such Index Rate Determination Date.

      "Index Rate Determination Date" shall mean the Closing Date and the first Business Day of each calendar month thereafter.

      "Information Memorandum" shall mean the Confidential Information Memorandum dated September 2011 relating to the Parent and its Subsidiaries and the transactions contemplated by this Agreement and the other Loan Documents.

      "Interest Expense" shall mean, for the Parent and its Subsidiaries on a consolidated basis for any period determined in accordance with GAAP, the sum of (a) total interest expense, including without limitation the interest component of any payments in respect of Capital Lease Obligations capitalized or expensed during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) with respect to Hedging Transactions during such period (whether or not actually paid or received during such period).

      "Interest Period" shall mean with respect to (a) any Swingline Borrowing, such period as the Swingline Lender and the Borrower shall mutually agree and (b) any Adjusted LIBO Rate Borrowing, a period of one, two, three or six months (and such longer periods as may be available and agreed to by all Lenders); provided, that:

          the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period would end on the next preceding Business Day;

          any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month;

          an amount equal to each principal installment of the Term Loans shall have an Interest Period ending on or prior to the payment date for such installment, and the remaining principal balance (if any) of the Term Loans shall have an Interest Period determined as set forth above; and

          no Interest Period may extend beyond the Revolving Commitment Termination Date, unless on the Revolving Commitment Termination Date the aggregate outstanding principal amount of Term Loans is equal to or greater than the aggregate principal amount of Adjusted LIBO Rate Loans with Interest Periods expiring after such date, and no Interest Period may extend beyond the Maturity Date.

"Investments" shall have the meaning set forth in Section 7.4.

"IRS" shall mean the United States Internal Revenue Service.

"Issuing Bank" shall mean SunTrust Bank or any other Lender, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.22.

"LC Commitment" shall mean that portion of the Aggregate Revolving Commitment Amount that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $5,000,000.

"LC Disbursement" shall mean a payment made by the Issuing Bank pursuant to a Letter of Credit.

"LC Documents" shall mean all applications, agreements and instruments relating to the Letters of Credit (but excluding the Letters of Credit).

"LC Exposure" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender shall be its Pro Rata Share of the total LC Exposure at such time.

"Lender Insolvency Event" shall mean that (a) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors; (b) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervener or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment; or (c) a Lender or its Parent Company has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent; provided that, for the avoidance of doubt, a Lender Insolvency Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interest in or control of a Lender or its Parent Company by a Governmental Authority.

"Lenders" shall have the meaning assigned to such term in the opening paragraph of this Agreement and shall include, where appropriate, the Swingline Lender and each New Lender that joins this Agreement pursuant to Section 2.24.

"Letter of Credit" shall mean any stand-by letter of credit issued pursuant to Section 2.22 by the Issuing Bank for the account of the Borrower pursuant to the LC Commitment.

"Leverage Ratio" shall mean, as of any date, the ratio of (a) Total Debt as of such date to (b) EBITDA for the four (4) consecutive Fiscal Quarters ending on or immediately prior to such date.

"LIBOR" shall mean, for any Interest Period with respect to an Adjusted LIBO Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, LIBOR shall be, for any Interest Period, the rate per annum determined by the Administrative Agent as the rate of interest at which Dollar deposits in the approximate amount of the Adjusted LIBO Rate Loan comprising part of such borrowing would be offered by the Administrative Agent to major banks in the London interbank market for deposits in Dollars at their request at or about 10:00 a.m. two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

"LIBOR Index Rate" shall mean, for any Index Rate Determination Date with respect to a LIBOR Index Rate Loan, the rate per annum obtained by dividing (i) the Index Rate by (ii) an amount equal to (a) one, minus (b) the Applicable Reserve Requirement.

"LIBOR Index Rate Loan" shall mean a Loan bearing interest based on the LIBOR Index Rate plus the Applicable Margin.

"LIBOR Loan" shall mean a Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate or the LIBOR Index Rate, as applicable.

"Lien" shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of any of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

"Loan Documents" shall mean, collectively, this Agreement, the Notes (if any), the Fee Letter, the LC Documents, the Collateral Access Agreements, the Security Documents, all Notices of Borrowing, all Notices of Conversion/Continuation, all Compliance Certificates and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

"Loan Parties" shall mean the Borrower, the Parent and the Subsidiary Loan Parties.

"Loans" shall mean all Revolving Loans, Swingline Loans and Term Loans in the aggregate or any of them, as the context shall require.

"Material Adverse Effect" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with the other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (a) the business, condition (financial or otherwise), operations, properties or prospects of the Parent and its Subsidiaries taken as a whole; (b) the collective ability of the Loan Parties to perform their respective obligations under the Loan Documents; and (c) (i) the validity, binding effect or enforceability of any of the Loan Documents, (ii) the rights, remedies or benefits available to the Administrative Agent, the Issuing Bank, Swingline Lender, or any of the Lenders under any of the Loan Documents, or (iii) the attachment, perfection or priority of any Lien in favor of the Administrative Agent and/or any of the Lenders under the Security Documents.

"Material Contracts" shall mean with respect to the Loan Parties and their Subsidiaries, collectively, all Contractual Obligations to which such Loan Party or Subsidiary or any of its respective assets are bound (other than those evidenced by the Loan Documents) for which the breach, non-performance, cancellation or failure to renew by any party could reasonably be expected to have a Material Adverse Effect.

"Material Indebtedness" shall mean any Indebtedness (other than the Loans and Letters of Credit) and Hedging Obligations of the Parent or any of its Subsidiaries, individually or in an aggregate committed or outstanding principal amount exceeding $10,000,000. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the "principal amount" of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations.

"Material Subsidiary" shall mean at any time any direct or indirect, domestic or foreign Subsidiary of the Parent having: (a) total assets which exceed, as at the end of any calendar quarter or, in the case of the consummation of a Permitted Acquisition, at the time of consummation of such Permitted Acquisition (calculated by the Borrower on a pro forma basis taking into account the consummation of such Permitted Acquisition) three percent (3%) of the consolidated assets of the Parent and its Subsidiaries or (b) net income which exceeds, at the end of any calendar quarter or, in the case of the consummation of a Permitted Acquisition, at the time of consummation of such Permitted Acquisition (calculated by Borrower on a pro forma basis taking into account the consummation of such Permitted Acquisition), three percent (3%) of the consolidated net income of the Parent and its Subsidiaries for the prior four (4) Fiscal Quarters.

"Maturity Date" shall mean, with respect to the Term Loans, the earlier of (a) November 1, 2016 or (b) the date on which the principal amount of all outstanding Term Loans has been declared or automatically has become due and payable (whether by acceleration or otherwise).

"Maximum Rate" shall have the meaning set forth in Section 10.12.

"Merger Agreement" shall mean that certain Agreement and Plan of Merger dated as of October 14, 2011, by and among the Borrower, the Merger Sub, the Target and the Stockholders' Representative (including all exhibits, annexes and schedules thereto).

"Merger Documents" shall mean the Merger Agreement and all other documents and agreements required to be entered into and/or delivered pursuant thereto in connection with the Acquisition (including, in each case, all exhibits, annexes and schedules thereto), as they may be amended as permitted by this Agreement.

"Merger Sub" shall mean SUS Acquisition Corp., Inc., a Delaware corporation.

"Moody's" shall mean Moody's Investors Service, Inc.

"Mortgage" shall mean a mortgage, leasehold mortgage, deed of trust, deed to secure debt or similar security instrument made or to be made by a Person owning an interest in real property granting a Lien on such interest in real estate as security for the payment of Indebtedness.

"Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which the Parent, the Borrower, any Domestic Subsidiary or any ERISA Affiliate is making, is obligated to make or has made or been obligated to make during the last six years, contributions on behalf of participants who are or were employed by any of them.

"Net Income" shall mean, for the Parent and its Subsidiaries for any period, the net income (or loss) of the Parent and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (a) any extraordinary gains or losses; (b) any gains or losses attributable to write-ups or write-downs of assets; (c) any equity interest of the Parent or any of its Subsidiaries in the unremitted earnings of any Person that is not a Subsidiary; and (d) subject to any requirement herein to compute Net Income on a pro forma basis, any income (or loss) of any Person accrued prior to (i) the date it becomes a Subsidiary or is merged into or consolidated with the Parent or any of its Subsidiaries or (ii) the date that such Person's assets are acquired by the Parent or any of its Subsidiaries.

"Net Mark-to-Market Exposure" of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation. "Unrealized losses" shall mean the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of that date).

"New Commitments" shall have the meaning set forth in Section 2.24(a).

"New Lender" shall have the meaning set forth in Section 2.24(b).

"New Revolving Commitments" shall have the meaning set forth in Section 2.24(a).

"New Revolving Loan" shall have the meaning set forth in Section 2.24(c).

"New Revolving Loan Lender" shall have the meaning set forth in Section 2.24(c).

"New Term Loan Commitments" shall have the meaning set forth in Section 2.24(a).

"Notes" shall mean, collectively, the Revolving Credit Notes, the Swingline Note and the Term Loan Notes.

"Non-Defaulting Lender" shall mean, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender.

"Notices of Borrowing" shall mean, collectively, the Notices of Revolving Borrowing, the Notices of Swingline Borrowing and the Notice of Term Loan Borrowing.

"Notice of Conversion/Continuation" shall mean the notice given by the Borrower to the Administrative Agent in respect of the conversion or continuation of an outstanding Borrowing as provided in Section 2.7(b).

"Notice of Revolving Borrowing" shall have the meaning set forth in Section 2.3.

"Notice of Swingline Borrowing" shall have the meaning set forth in Section 2.4.

"Notice of Term Loan Borrowing" shall have the meaning set forth in Section 2.5.

"Obligations" shall mean (a) all amounts owing by the Loan Parties to the Administrative Agent, the Issuing Bank or any Lender (including the Swingline Lender) pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent, the Issuing Bank and any Lender (including the Swingline Lender) incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder; (b) all Hedging Obligations owed by any Loan Party to any Lender or Affiliate of any Lender or any Person that was a Lender when such Hedging Transaction was consummated; and (c) all Treasury Management Obligations between any Loan Party and any Lender or Affiliate of any Lender, together with all renewals, extensions, modifications or refinancings of any of the foregoing.

"OFAC" shall mean the U.S. Department of the Treasury's Office of Foreign Assets Control.

"Off-Balance Sheet Liabilities" of any Person shall mean (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person; (b) any liability of such Person under any sale and leaseback transactions; (c) any Synthetic Lease Obligation; or (d) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing, but in each case in (a), (b), (c) or (d) above, which does not constitute or create a liability on the consolidated balance sheet of such Person and its Subsidiaries.

"Original Credit Agreement" shall have the meaning assigned to such term in the first recital hereof.

"OSHA" shall mean the Occupational Safety and Health Act of 1970, as amended from time to time, and any successor statute.

"Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

"Parent" shall mean Steiner Leisure Limited, an international business company organized under the laws of the Commonwealth of The Bahamas.

"Parent Company" shall mean, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

"Participant" shall have the meaning set forth in Section 10.4(d).

"Patriot Act" shall have the meaning set forth in Section 10.14.

"Payment Office" shall mean the office of the Administrative Agent located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

"PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

"Perfection Certificate" shall mean a certificate or certificates of the Loan Parties (including Persons who will become Loan Parties) in a form reasonably acceptable to the Administrative Agent.

"Permitted Acquisition" shall have the meaning set forth in Section 7.3(b).

"Permitted Acquisition Target" shall have the meaning set forth in Section 7.3(b).

"Permitted Investments" shall mean:

    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one (1) year from the date of acquisition thereof;

    marketable direct obligations issued by any State of the United States of America or any political subdivision of any such State or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's;

    commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

    certificates of deposit, bankers' acceptances and time deposits maturing within one (1) year of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any Lender or (ii) any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

    fully collateralized repurchase agreements with a term of not more than ninety (90) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (d) above; and

    mutual funds investing substantially in any one or more of the Permitted Investments described in clauses (a) through (e) above.

"Permitted Liens" shall mean:

    Liens imposed by law for Taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

    statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens, imposed by operation of law in the ordinary course of business for amounts which are not overdue for a period of more than ninety (90) days or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

    pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

    judgment and attachment liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

    easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Parent and its Subsidiaries taken as a whole or individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect;

    customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code or common law of banks or other financial institutions where the Parent or any of its Subsidiaries maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business;

    any Liens on any property or asset of the Parent or any Subsidiary of the Parent existing on the Closing Date set forth on Schedule 7.2; provided that any such Lien shall not apply to any other property or asset of the Parent or any Subsidiary of the Parent;

    restrictions on transfers of securities imposed by applicable securities laws; and

    Liens securing the Obligations;

provided, that the term "Permitted Liens" shall not include any Lien securing Indebtedness (other than the Obligations).

"Person" shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

"Plan" shall mean any Employee Benefit Plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Parent, the Borrower or any ERISA Affiliate either (i) maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them (or on behalf of beneficiaries of such participants) or (ii) is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA or a "contributing sponsor" (as defined in ERISA Section 4001(a)(13)).

"Potential Defaulting Lender" shall mean, at any time, a Lender (a) as to which the Administrative Agent has notified the Borrower that an event of the kind described in the definition of "Lender Insolvency Event" has occurred and is continuing in respect of such Lender or its Parent Company or any Subsidiary of such Lender, (b) as to which the Administrative Agent has in good faith determined and notified the Borrower that such Lender or its Parent Company or a Subsidiary thereof has notified the Administrative Agent, or has stated publicly, that it will not comply with its funding obligations under any other loan agreement or credit agreement or other similar/other financing agreement, or (c) that has, or whose Parent Company has, a non-investment grade rating from Moody's or S&P or another nationally recognized rating agency. Any determination that a Lender is a Potential Defaulting Lender under any of clauses (a) through (c) above will be made by the Administrative Agent in its sole discretion acting in good faith. The Administrative Agent will promptly send to all parties hereto a copy of any notice to the Borrower provided for in this definition.

"Pro Rata Share" shall mean (a) with respect to any Revolving Commitment of any Lender at any time, a percentage, the numerator of which shall be such Lender's Revolving Commitment (or if such Revolving Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender's Revolving Credit Exposure), and the denominator of which shall be the sum of such Revolving Commitments of all Lenders (or if such Revolving Commitments have been terminated or expired or the Loans have been declared to be due and payable, all Revolving Credit Exposure of all Lenders), (b) with respect to any Term Loan Commitment of any Lender at any time, a percentage, the numerator of which shall be such Lender's Term Loan Commitment (or if such Term Loan Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender's Term Loan), and the denominator of which shall be the sum of such Term Loan Commitments of all Lenders (or if such Term Loan Commitments have been terminated or expired or the Loans have been declared to be due and payable, all Term Loans of all Lenders) and (c) with respect to all Commitments of any Lender at any time, a percentage, the numerator of which shall be the sum of such Lender's Revolving Commitment (or if such Revolving Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender's Revolving Credit Exposure) and Term Loan and the denominator of which shall be the sum of all Lenders' Revolving Commitments (or if such Revolving Commitments have been terminated or expired or the Loans have been declared to be due and payable, all Revolving Credit Exposure of all Lenders funded under such Commitments) and Term Loans.

"Property" shall mean any real property or personal property, plant, building, facility, structure, equipment, inventory or other asset owned, leased or operated by any Loan Party.

"Qualified Plan" shall mean an Employee Benefit Plan that is intended to be tax-qualified under Section 401(a) of the Code.

"Reaffirmation and Amendment of Loan Documents" shall mean that certain Reaffirmation and Amendment of Loan Documents dated as of the date hereof and substantially in the form of Exhibit B-1, executed and delivered by certain of the Loan Parties and the Administrative Agent, on behalf of, and for the benefit of, the Lenders.

"Reaffirmation and Amendment of English Security Documents" shall mean that certain Reaffirmation and Amendment of English Security Documents dated as of the date hereof and substantially in the form of Exhibit B-2, executed and delivered by certain of the Loan Parties and the Administrative Agent, on behalf of, and for the benefit of, the Lenders.

"Real Estate" shall mean a parcel (or group of related parcels) of real property owned or ground leased by any of the Loan Parties.

"Register" shall have the meaning set forth in Section 10.4(c).

"Regulation D, T, U and X" shall mean Regulation D, T, U and X, respectively, of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

"Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors or other representatives of such Person and such Person's Affiliates.

"Release" shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

"Required Lenders" shall mean, at any time, Lenders holding more than fifty percent (50%) of the aggregate outstanding Revolving Commitments and Term Loans (or if the Term Loans are not funded, the Term Loan Commitments) at such time or if the Lenders have no Commitments outstanding, then Lenders holding more than fifty percent (50%) of the Revolving Credit Exposure and Term Loans; provided, however, that to the extent that any Lender is a Defaulting Lender, such Defaulting Lender and all of its Commitments and Revolving Credit Exposure shall be excluded for purposes of determining Required Lenders.

"Requirement of Law" for any Person shall mean the articles or certificate of incorporation, bylaws, partnership certificate and agreement, or limited liability company certificate of organization and agreement, as the case may be, and other organizational and governing documents of such Person, and any law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Responsible Officer" shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; provided, that, with respect to the financial covenants, Compliance Certificate and solvency certificate, Responsible Officer shall mean only the chief financial officer, the treasurer or the Vice-President - Finance and Chief Accounting Officer of the Borrower.

"Restricted Payment" shall have the meaning set forth in Section 7.5.

"Revolving Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrower and to acquire participations in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule II, as such schedule may be amended pursuant to Section 2.24, or in the case of a Person becoming a Lender after the Closing Date, the amount of the assigned "Revolving Commitment" as provided in the Assignment and Acceptance executed by such Person as an assignee, in each case as such commitment may be subsequently increased or decreased pursuant to the terms hereof.

"Revolving Commitment Termination Date" shall mean the earliest of (a) November 1, 2016; (b) the date on which the Revolving Commitments are terminated pursuant to Section 2.9; and (c) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

"Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans, LC Exposure and Swingline Exposure.

"Revolving Credit Note" shall mean a promissory note of the Borrower payable to the order of a requesting Lender in the principal amount of such Lender's Revolving Commitment, in substantially the form of Exhibit C-1 or Exhibit C-2, as applicable.

"Revolving Loan" shall mean a loan made by a Lender (other than the Swingline Lender) to the Borrower under its Revolving Commitment, which may either be a Base Rate Loan, an Adjusted LIBO Rate Loan or a LIBOR Index Rate Loan.

"S&P" shall mean Standard & Poor's, a Division of the McGraw-Hill Companies.

"Sale/Leaseback Transaction" shall have the meaning set forth in Section 7.9.

"SDN" shall have the meaning set forth in Section 7.13(b).

"Security Documents" shall mean the Reaffirmation and Amendment of Loan Documents, the Reaffirmation and Amendment of English Security Documents, the Guaranty and Security Agreement, including any Guaranty and Security Agreement Supplement, the Mortgages, if any, the Patent and Trademark Security Agreements (as defined in the Guaranty and Security Agreement), the Copyright Security Agreements (as defined in the Guaranty and Security Agreement), if any, the Uncertificated Securities Control Agreements (as defined in the Guaranty and Security Agreement), the Control Agreements (as defined in the Guaranty and Security Agreement), if any, the English Security Documents, the Collateral Access Agreements and all similar agreements entered into guaranteeing payment of, or granting a Lien upon Property as security for payment of, the Obligations or any portion thereof, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against any such Person as debtor in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, as secured parties, as any of the foregoing may be amended, restated and/or modified from time to time.

"Solvent" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including subordinated and contingent liabilities, of such Person; (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and liabilities, including subordinated and contingent liabilities as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

"Specified Acquisition" shall mean the acquisition of assets by SEG Cort LLC pursuant to that certain Asset Purchase Agreement dated as of October 11, 2011, by and among Cortiva Group, Inc., the Subsidiaries of Cortiva Group, Inc. set forth on Schedule A thereto, and SEG Cort LLC.

"Specified Credit Agreement Representations" means the representations and warranties set forth in Sections 4.1, 4.2, 4.4(a), (b) and (c), 4.8, 4.11, 4.17, 4.18 and 4.19.

"Specified Commitment Letter Representations" means the representations and warranties set forth in Section E of the Commitment Letter.

"Specified Merger Agreement Representations" means the representations and warranties made by Target to the Borrower and the Merger Sub in the Merger Agreement, in each case without giving effect to any consent or waiver by any party to the Merger Agreement to any exception thereto or deviation therefrom which is materially adverse to the interests of the Lenders (as determined by the Administrative Agent in its sole discretion), but only to the extent that the Borrower and the Merger Sub have the right to terminate their obligations (other than indemnity and other obligations expressed to survive any termination of the Merger Agreement) under the Merger Agreement or refuse to close the Acquisition as a result of a breach of such representations and warranties in the Merger Agreement.

"Stockholders' Representative" means H.I.G. Ideal Image, LLC, a Delaware limited liability company.

"Subsidiary" shall mean, with respect to any Person (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power, or in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held; or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Parent. For the avoidance of doubt, the Borrower is a Subsidiary of the Parent. Notwithstanding the foregoing, and except as provided in Section 5.11(b), the Excluded Subsidiaries shall not constitute a Subsidiary of Parent or the Borrower for any purpose under this Agreement or the other Loan Documents and any reference to Parent or the Borrower "and its Subsidiaries" shall be deemed to exclude the Excluded Subsidiaries.

"Subsidiary Loan Party" shall mean any Subsidiary that is or becomes a party to the Guaranty and Security Agreement. As of the Closing Date, the current Subsidiary Loan Parties are listed on Schedule 4.3(a).

"Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $5,000,000.

"Swingline Exposure" shall mean, with respect to each Lender, the principal amount of the Swingline Loans in which such Lender is legally obligated either to make a Base Rate Loan or to purchase a participation in accordance with Section 2.4, which shall equal such Lender's Pro Rata Share of all outstanding Swingline Loans.

"Swingline Lender" shall mean SunTrust Bank.

"Swingline Loan" shall mean a loan made to the Borrower by the Swingline Lender under the Swingline Commitment.

"Swingline Note" shall mean the promissory note of the Borrower payable to the order of the Swingline Lender in the principal amount of the Swingline Commitment, substantially the form of Exhibit D.

"Synthetic Lease" shall mean a lease transaction under which the parties intend that (a) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and (b) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

"Synthetic Lease Obligations" shall mean, with respect to any Person, the sum of (a) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication; (b) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

"Target" shall mean Ideal Image Development, Inc., a Delaware corporation.

"Tax Returns" shall mean all reports, returns, information returns, claims for refund, elections, estimated Tax filings or payments, requests for extension, documents, statements, declarations and certifications and other information required to be filed with respect to Taxes, including attachments thereto and amendments thereof.

"Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, assessments or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

"Term Loan" shall have the meaning set forth in Section 2.5.

"Term Loan Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make a Term Loan hereunder on the Delayed Draw Date, in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule II. The aggregate principal amount of all Lenders' Term Loan Commitments is $165,000,000.

"Term Loan Note" shall mean a promissory note of the Borrower payable to the order of a requesting Lender in the principal amount of such Lender's Term Loan Commitment, in substantially the form of Exhibit E.

"Title IV Plan" shall mean a Plan (other than a Multiemployer Plan), that is covered by Title IV of ERISA, and that the Parent, the Borrower or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them. A Title IV Plan also includes any Plan that if it were terminated at any time, would result in the Parent, the Borrower or ERISA Affiliate being deemed to be a "contributing sponsor" (as defined in Section 4001(a)(13) of ERISA) of the terminated plan pursuant to ERISA Section 4069.

"Total Debt" shall mean, as of any date of determination, all Indebtedness of the Parent and its Subsidiaries measured on a consolidated basis as of such date, but excluding Indebtedness of the type described in subsection (k) of the definition thereto.

"Treasury Management Obligations" shall mean, collectively, all obligations and other liabilities of any Loan Parties pursuant to any agreements governing the provision to such Loan Parties of treasury or cash management services, including deposit accounts, funds transfer, purchasing card services, automated clearing house, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.

"Type" shall mean a Base Rate Loan, a LIBOR Index Rate Loan or an Adjusted LIBO Rate Loan.

"UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Administrative Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

"Withdrawal Liability" shall mean any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      Classifications of Loans and Borrowings.

      For purposes of this Agreement, Loans may be classified and referred to by Class (e.g. a "Revolving Loan" or "Term Loan") or by Type (e.g. an "Adjusted LIBO Rate Loan", "LIBOR Index Rate Loan" or "Base Rate Loan") or by Class and Type (e.g. "Revolving Adjusted LIBO Rate Loan"). Borrowings also may be classified and referred to by Class (e.g. "Revolving Borrowing") or by Type (e.g. "Adjusted LIBO Rate Borrowing") or by Class and Type (e.g. "Revolving Adjusted LIBO Rate Borrowing").

      Accounting Terms and Determination.

      Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statement of the Parent and its Subsidiaries delivered pursuant to Section 5.1(a) (or, if no such financial statements have been delivered, on a basis consistent with the audited consolidated financial statements of the Borrower and its Subsidiaries last delivered to the Administrative Agent in connection with this Agreement); provided, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in ARTICLE VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend ARTICLE VI for such purpose), then the Parent's and its Subsidiaries' compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. Notwithstanding any other provision contained herein, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof. With respect to determining compliance with the financial covenants set forth in ARTICLE VI for the Acquisition or any proposed Permitted Acquisition, such calculation shall include the pro forma EBITDA, EBITDAR, Fixed Charges (except as, or in a manner, expressly specified in such definitions or any related definitions) or other determining factors for the applicable financial covenant of any Person or business acquired for the applicable period preceding such acquisition, not to exceed four (4) Fiscal Quarters, so long as the calculation thereof is done in a manner reasonably calculated to comply with GAAP (except as expressly specified in such definitions or any related definitions) and such calculation is detailed in the supporting calculations to each applicable Compliance Certificate as detailed and measured to the Administrative Agent's reasonable satisfaction.

      Terms Generally.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (b) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns; (c) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof; (d) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement; (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. To the extent that any of the representations and warranties contained in ARTICLE IV under this Agreement is qualified by "Material Adverse Effect", then the qualifier "in all material respects" contained in Section 3.3(b) and the qualifier "in any material respect" contained in Section 8.1(c) shall not apply. Unless otherwise indicated, all references to time are references to Eastern Standard Time or Eastern Daylight Savings Time, as the case may be. Unless otherwise expressly provided herein, all references to dollar amounts shall mean Dollars. In determining whether any individual event, act, condition or occurrence of the foregoing types could reasonably be expected to result in a Material Adverse Effect, notwithstanding that a particular event, act, condition or occurrence does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event, act, condition or occurrence and all other such events, acts, conditions or occurrences of the foregoing types which have occurred could reasonably be expected to result in a Material Adverse Effect.

    AMOUNT AND TERMS OF THE COMMITMENTS

      General Description of Facilities.

      Subject to and upon the terms and conditions herein set forth, (a) the Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which each Lender severally agrees (to the extent of such Lender's Revolving Commitment) to make Revolving Loans to the Borrower in accordance with Section 2.2; (b) the Issuing Bank agrees to issue Letters of Credit in accordance with Section 2.22; (c) the Swingline Lender agrees to make Swingline Loans in accordance with Section 2.4; (d) each Lender agrees to purchase a participation interest in the Letters of Credit and the Swingline Loans pursuant to the terms and conditions hereof; provided, that in no event shall the aggregate principal amount of all outstanding Revolving Loans, Swingline Loans and outstanding LC Exposure exceed at any time the Aggregate Revolving Commitment Amount from time to time in effect; and (e) each Lender severally agrees to make a Term Loan to the Borrower in a principal amount not exceeding such Lender's Term Loan Commitment on the Delayed Draw Date.

      Revolving Loans.

      Subject to the terms and conditions set forth herein, each Lender severally agrees to make Revolving Loans, ratably in proportion to its Pro Rata Share, to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Commitment or (b) the sum of the aggregate Revolving Credit Exposures of all Lenders exceeding the Aggregate Revolving Commitment Amount. During the Availability Period, the Borrower shall be entitled to borrow, prepay and reborrow Revolving Loans in accordance with the terms and conditions of this Agreement; provided, that the Borrower may not borrow or reborrow should there exist a Default or Event of Default.

      Procedure for Revolving Borrowings.

      The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Revolving Borrowing substantially in the form of Exhibit 2.3 (a "Notice of Revolving Borrowing") (x) prior to 11:00 a.m. on the Business Day of the requested date of each Base Rate Borrowing or a LIBOR Index Rate Borrowing and (y) prior to 11:00 a.m. three (3) Business Days prior to the requested date of each Adjusted LIBO Rate Borrowing. Each Notice of Revolving Borrowing shall be irrevocable and shall specify: (a) the aggregate principal amount of such Borrowing; (b) the date of such Borrowing (which shall be a Business Day); (c) the Type of such Revolving Loan comprising such Borrowing; and (d) in the case of an Adjusted LIBO Rate Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period). Each Revolving Borrowing shall consist entirely of Base Rate Loans, LIBOR Index Rate Loans or Adjusted LIBO Rate Loans, as the Borrower may request. The aggregate principal amount of each Adjusted LIBO Rate Borrowing shall be not less than $1,000,000 or a larger multiple of $500,000, and the aggregate principal amount of each Base Rate Borrowing or each LIBOR Index Rate Borrowing shall not be less than $1,000,000 or a larger multiple of $500,000; provided, that Base Rate Loans made pursuant to Section 2.4 or Section 2.22(d) may be made in lesser amounts as provided therein. At no time shall the total number of Adjusted LIBO Rate Borrowings outstanding at any time exceed eight (8). Promptly following the receipt of a Notice of Revolving Borrowing in accordance herewith, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender's Revolving Loan to be made as part of the requested Revolving Borrowing.

      Swingline Commitment.

        Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time not to exceed the lesser of (i) the Swingline Commitment then in effect and (ii) the difference between the Aggregate Revolving Commitment Amount and the aggregate Revolving Credit Exposures of all Lenders; provided, that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. The Borrower shall be entitled to borrow, repay and reborrow Swingline Loans in accordance with the terms and conditions of this Agreement.

        The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan Borrowing substantially in the form of Exhibit 2.4 attached hereto ("Notice of Swingline Borrowing") prior to 11:00 a.m. on the requested date of each Swingline Borrowing. Each Notice of Swingline Borrowing shall be irrevocable and shall specify: (i) the principal amount of such Swingline Loan, (ii) the date of such Swingline Loan (which shall be a Business Day), (iii) the duration of the Interest Period applicable thereto and (iv) the account of the Borrower to which the proceeds of such Swingline Loan should be credited. The Administrative Agent will promptly advise the Swingline Lender of each Notice of Swingline Borrowing. Each Swingline Loan shall accrue interest at the Base Rate plus the Applicable Margin. The aggregate principal amount of each Swingline Loan shall be not less than $100,000 or a larger multiple of $50,000, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. The Swingline Lender will make the proceeds of each Swingline Loan available to the Borrower in Dollars in immediately available funds at the account specified by the Borrower in the applicable Notice of Swingline Borrowing not later than 1:00 p.m. on the requested date of such Swingline Loan.

        The Swingline Lender, at any time and from time to time in its sole discretion, may, on behalf of the Borrower (which hereby irrevocably authorizes and directs the Swingline Lender to act on its behalf), give a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders (including the Swingline Lender) to make Base Rate Loans in an amount equal to the unpaid principal amount of any Swingline Loan. Each Lender will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Swingline Lender in accordance with Section 2.7, which will be used solely for the repayment of such Swingline Loan.

        If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Swingline Lender) shall purchase an undivided participating interest in such Swingline Loan in an amount equal to its Pro Rata Share thereof on the date that such Base Rate Borrowing should have occurred. On the date of such required purchase, each Lender shall promptly transfer, in immediately available funds, the amount of its participating interest to the Administrative Agent for the account of the Swingline Lender.

        Each Lender's obligation to make a Base Rate Loan pursuant to Section 2.4(c) or to purchase the participating interests pursuant to Section 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have or claim against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of any Lender's Revolving Commitment, (iii) the existence (or alleged existence) of any event or condition which has had or could reasonably be expected to have a Material Adverse Effect, (iv) any breach of this Agreement or any other Loan Document by the Borrower, the Administrative Agent or any Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof (i) at the Federal Funds Rate until the second Business Day after such demand and (ii) at the Base Rate at all times thereafter. Until such time as such Lender makes its required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of the unpaid participation for all purposes of the Loan Documents. In addition, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans and any other amounts due to it hereunder, to the Swingline Lender to fund the amount of such Lender's participation interest in such Swingline Loans that such Lender failed to fund pursuant to this Section 2.4, until such amount has been purchased in full.

      Term Loan Commitments.

        Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan (each, a "Term Loan") to the Borrower on the Delayed Draw Date in a principal amount not to exceed the Term Loan Commitment of such Lender; provided, that if for any reason the Delayed Draw Date does not occur by December 31, 2011, or the full amount of such Lender's Term Loan Commitment is not fully drawn on the Delayed Draw Date, the undrawn portion thereof shall automatically be cancelled and terminated. The Term Loans may be, from time to time, Base Rate Loans, Adjusted LIBO Rate Loans or LIBOR Index Rate Loans; provided, that all Term Loans shall be the same Type and that on the Delayed Draw Date all Term Loans shall be LIBOR Index Rate Loans.

        Prior to 11:00 a.m. on the Delayed Draw Date, the Borrower shall give the Administrative Agent written notice of the Term Loan Borrowing substantially in the form of Exhibit 2.5 (a "Notice of Term Loan Borrowing"). The Notice of Term Loan Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such Borrowing; and (ii) the date of such Borrowing (which shall be the Delayed Draw Date). Promptly following the receipt of a Notice of Term Loan Borrowing in accordance herewith, and provided that all conditions are satisfied in connection with the Delayed Draw Date, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender's Term Loan to be made as part of the requested Term Loan Borrowing.

      Funding of Borrowings.

        Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 1:00 p.m. to the Administrative Agent at the Payment Office; provided, that the Swingline Loans will be made as set forth in Section 2.4. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent.

        All Borrowings shall be funded by the Lenders on the basis of their respective Pro Rata Shares. Each Lender shall be obligated to make its Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder. No Lender shall be responsible for any default by any other Lender in its obligations hereunder; provided, that the failure of any Lender to fund the Term Loan in accordance with the terms and conditions hereof, shall not relieve SunTrust Bank of its obligations to fund the Term Loan in accordance with the terms and conditions of the Commitment Letter; provided, however, that no such funding by SunTrust Bank of the Term Loan will constitute a waiver or release of any claim the Borrower, the Administrative Agent, SunTrust Bank, in its capacity as a Lender, or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender to be a Non-Defaulting Lender.

      Interest Elections.

        Each Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing, and in the case of an Adjusted LIBO Rate Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing. Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, and in the case of an Adjusted LIBO Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.7. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

        To make an election pursuant to this Section 2.7, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing substantially in the form of Exhibit 2.7 attached hereto (a "Notice of Conversion/Continuation") that is to be converted or continued, as the case may be, (x) prior to 11:00 a.m. on the Business Day of the requested date of a conversion into a Base Rate Borrowing or a LIBOR Index Rate Borrowing and (y) prior to 11:00 a.m. three (3) Business Days prior to a continuation of or conversion into an Adjusted LIBO Rate Borrowing. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Conversion/Continuation applies and if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Conversion/Continuation, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a Base Rate Borrowing, a LIBOR Index Rate Borrowing or an Adjusted LIBO Rate Borrowing; and (iv) if the resulting Borrowing is to be an Adjusted LIBO Rate Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period". If any such Notice of Conversion/Continuation requests an Adjusted LIBO Rate Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Adjusted LIBO Rate Borrowings, LIBOR Index Rate Borrowings and Base Rate Borrowings set forth in Section 2.3.

        If, on the expiration of any Interest Period in respect of any Adjusted LIBO Rate Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/ Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, an Adjusted LIBO Rate Borrowing or a LIBOR Index Rate Borrowing if a Default or an Event of Default exists, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Adjusted LIBO Rate Loans shall be permitted except on the last day of the Interest Period in respect thereof.

        Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

      Optional Reduction and Termination of Commitments.

        Unless previously terminated, all Revolving Commitments, Swingline Commitments and LC Commitments shall terminate on the Revolving Commitment Termination Date. The Term Loan Commitments shall terminate on the earliest of (i) the Delayed Draw Date upon the making of the Term Loans pursuant to Section 2.5 and Section 2.6; (ii) December 31, 2011, if the Delayed Draw Date does not occur by such date; (iii) the date on which the Term Loan Commitments are terminated pursuant to Section 2.9; and (iv) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

        Upon at least three (3) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable), the Borrower may reduce the Aggregate Revolving Commitments in part or terminate the Aggregate Revolving Commitments in whole; provided, that (i) any partial reduction shall apply to reduce proportionately and permanently the Revolving Commitment of each Lender; (ii) any partial reduction pursuant to this Section 2.8 shall be in an amount of at least $1,000,000 and any larger multiple of $500,000; and (iii) no such reduction shall be permitted which would reduce the Aggregate Revolving Commitment Amount to an amount less than the outstanding Revolving Credit Exposures of all Lenders. Any such reduction in the Aggregate Revolving Commitment Amount below the principal amount of the Swingline Commitment or the LC Commitment shall result in a dollar-for-dollar reduction (rounded to the next lowest integral multiple of $100,000) in the Swingline Commitment and the LC Commitment. Any reduction or termination of Aggregate Revolving Commitments pursuant to this Section shall not be subject to reinstatement (other than increases pursuant to Section 2.24). The Administrative Agent will promptly notify the Lenders upon receipt of any written request by the Borrower to reduce or terminate the Aggregate Revolving Commitments pursuant to this Section.

        With the written approval of the Administrative Agent, the Borrower may terminate (on a non-ratable basis) the unused amount of the Revolving Commitment of a Defaulting Lender upon not less than five (5) Business Days' prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.23 will apply to all amounts thereafter paid by the Borrower for the account of any such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender may have against such Defaulting Lender.

      Repayment of Loans.

        The outstanding principal amount of all Revolving Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Revolving Commitment Termination Date.

        The principal amount of each Swingline Borrowing shall be due and payable (together with accrued and unpaid interest thereon) on the earlier of (i) the last day of the Interest Period applicable to such Borrowing and (ii) the Revolving Commitment Termination Date.

        The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Term Loan of such Lender in installments payable on the dates set forth below, with each such installment being equal to the product of the aggregate outstanding principal amount of the Term Loan as of the Delayed Draw Date (immediately after giving effect to the funding of the Term Loan) multiplied by the percentage set forth opposite such date below (and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement):

Installment Date	Installment Date Percentage

March 31, 2012	2.50%
June 30, 2012	2.50%
September 30, 2012	2.50%
December 31, 2012	2.50%
March 31, 2013	3.75%
June 30 , 2013	3.75%
September 30, 2013	3.75%
December 31, 2013	3.75%
March 31, 2014	3.75%
June 30, 2014	3.75%
September 30, 2014	3.75%
December 31, 2014	3.75%
March 31, 2015	3.75%
June 30, 2015	3.75%
September 30, 2015	3.75%
December 31, 2015	3.75%
March 31, 2016	3.75%
June 30, 2016	3.75%
September 30, 2016	3.75%

      provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loans shall be due and payable on the Maturity Date.

      Evidence of Indebtedness.

          Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Revolving Commitment and Term Loan Commitment of each Lender; (ii) the amount of each Loan made hereunder by each Lender, the Class and Type thereof and the Interest Period applicable thereto; (iii) the date of each continuation thereof pursuant to Section 2.7; (iv) the date of each conversion of all or a portion thereof to another Type pursuant to Section 2.7; (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loans; and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender's Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

          At the request of any Lender (including the Swingline Lender) at any time, the Borrower agrees that it will execute and deliver to such Lender a Revolving Credit Note and/or a Term Loan Note and, in the case of the Swingline Lender only, a Swingline Note, payable to the order of such Lender.

      Optional Prepayments.

      The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (a) in the case of prepayment of any Adjusted LIBO Rate Borrowing, 11:00 a.m. not less than three (3) Business Days prior to any such prepayment; (b) in the case of any prepayment of any Base Rate Borrowing or LIBOR Index Rate Borrowing, prior to 11:00 a.m. on the date of such prepayment; and (c) in the case of Swingline Borrowings, prior to 11:00 a.m. on the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender's Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.13(d); provided, that if an Adjusted LIBO Rate Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.19. Each partial prepayment of any Loan (other than a Swingline Loan) shall be not less than $500,000 or integral multiple of $100,000 in excess thereof. Each prepayment of a Borrowing shall be applied ratably to the Loans comprising such Borrowing, and in the case of a prepayment of a Term Loan Borrowing, to principal installments in direct order of maturity.

      Mandatory Prepayments.

          Immediately upon receipt by the Parent or any of its Subsidiaries of (i) any funds related to or comprising the Escrow Amount in excess of $10,000,000 or (ii) any proceeds of any sale or disposition by the Parent or such Subsidiary of the Parent of any of its assets in excess of $1,000,000 at any one time or $5,000,000 in any Fiscal Year (excluding (1) sales of inventory in the ordinary course of business; (2) sales of obsolete equipment; (3) the transfer of assets to any Loan Party by any other Loan Party; (4) the sale or discount of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof, but in no event shall such sale or discount of accounts receivable be greater than $500,000 in the aggregate; (5) the disposition of any Hedging Transaction; (vi) the sale of any Permitted Investment (other than a Loan Party) and (6) sales of assets the proceeds of which are invested into like-kind assets in the businesses of the Borrower and its Subsidiaries within two hundred seventy (270) days after such assets are sold) the Borrower shall prepay the Loans in an amount equal to all such funds or proceeds, net of commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by such Borrower in connection therewith (in each case, paid to non-Affiliates). Any such prepayment shall be applied in accordance with Section 2.12(d).

          If the Parent or any of its Subsidiaries issues any debt (other than Indebtedness permitted under Section 7.1), then no later than the Business Day following the date of receipt of the proceeds thereof, the Borrower shall prepay the Loans in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith. Any such prepayment shall be applied in accordance with Section 2.12(d).

          Except as provided in Schedule 2.12(c), if the Parent or any of its Subsidiaries issues equity securities (other than in connection with stock issued to fund Permitted Acquisitions) then no later than the Business Day following the date of receipt of the proceeds thereof, the Borrower shall prepay the Loans in an amount equal to fifty percent (50%) of such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith. Any such prepayment shall be applied in accordance with Section 2.12(d).

          Any prepayments made by the Borrower pursuant to Section 2.12(a), (b) or (c) above shall be applied as follows: first, to the Administrative Agent's fees and reimbursable expenses then due and payable pursuant to any of the Loan Documents; second, to all other fees and reimbursable expenses of the Lenders and the Issuing Bank then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders and the Issuing Bank based on their respective Pro Rata Shares of such fees and expenses; third, to interest then due and payable on the Loans made to Borrower, pro rata to the Lenders based on their respective pro rata shares of such interest; fourth, to the principal balance of the Swingline Loans, until the same shall have been paid in full, to the Swingline Lender; fifth, pro rata to the remaining principal amortization payments of the Term Loans; sixth, to the principal balance of the Revolving Loans, until the same shall have been paid in full, pro rata to the Lenders based on their respective Revolving Commitments; and seventh, to cash collateralize the Letters of Credit in accordance with Section 2.22(g) in an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid fees thereon. The Term Loan Commitment and the Revolving Commitments of the Lenders shall be permanently reduced by the amount of any prepayments made pursuant to clauses fifth and sixth above, respectively; provided, that no permanent reduction in the Revolving Commitments shall be made in connection with any prepayments made under Section 2.12(a) above if no Event of Default has occurred and is continuing.

          If at any time the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitment Amount, as reduced pursuant to Section 2.9 or otherwise, the Borrower shall immediately repay Swingline Loans and Revolving Loans in an amount equal to such excess, together with all accrued and unpaid interest on such excess amount and any amounts due under Section 2.19. Each prepayment shall be applied first to the Swingline Loans to the full extent thereof, second to the Base Rate Loans and the LIBOR Index Rate Loans to the full extent thereof, and finally to Adjusted LIBO Rate Loans to the full extent thereof. If after giving effect to prepayment of all Swingline Loans and Revolving Loans, the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitment Amount, the Borrower shall Cash Collateralize its reimbursement obligations with respect to the Letters of Credit by depositing cash collateral in an amount equal to such excess plus any accrued and unpaid fees thereon. Such account shall be administered in accordance with Section 2.22(g).

      Interest on Loans.

          The Borrower shall pay interest on (i) each Base Rate Loan at the Base Rate in effect from time to time; (ii) on each LIBOR Index Rate Loan at the LIBOR Index Rate in effect from time to time; and (iii) on each Adjusted LIBO Rate Loan at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loan, plus, in each case, the Applicable Margin in effect from time to time.

          The Borrower shall pay interest on each Swingline Loan at the Base Rate plus the Applicable Margin in effect from time to time.

          Notwithstanding clauses (a) and (b) above, if an Event of Default has occurred and is continuing, at the option of the Required Lenders, the Borrower shall pay interest ("Default Interest") with respect to all Adjusted LIBO Rate Loans at the rate per annum equal to 2.0% above the otherwise applicable interest rate for such Adjusted LIBO Rate Loans for the then-current Interest Period until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans, LIBOR Index Rate Loans (which shall automatically become a Base Rate Loan) and all other Obligations hereunder (other than Loans), at the rate per annum equal to 2.0% above the otherwise applicable interest rate for Base Rate Loans.

          Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans and LIBOR Index Rate Loans shall be payable monthly in arrears on the last day of each calendar month and on the Revolving Commitment Termination Date or the Maturity Date, as the case may be. Interest on all outstanding Adjusted LIBO Rate Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Adjusted LIBO Rate Loans having an Interest Period in excess of three (3) months or ninety (90) days, respectively, on each day which occurs every three (3) months or ninety (90) days, as the case may be, after the initial date of such Interest Period, and on the Revolving Commitment Termination Date or the Maturity Date, as the case may be. Interest on each Swingline Loan shall be payable monthly in arrears on the last day of each calendar month and on the maturity date of such Loan, and on the Revolving Commitment Termination Date. Interest on any Loan which is converted into a Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

          The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error.

      Fees.

          The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon in writing by the Borrower and the Administrative Agent.

          The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Percentage per annum (determined daily in accordance with Schedule I) on the daily amount of the unused Revolving Commitment of such Lender during the Availability Period. For purposes of computing commitment fees with respect to the Revolving Commitments, the Revolving Commitment of each Lender shall be deemed used to the extent of the outstanding Revolving Loans and LC Exposure, but not Swingline Exposure, of such Lender. Both LC Exposure and Swingline Exposure shall be used in calculating Adjusted Total Debt for determining the Adjusted Leverage Ratio.

          The Borrower agrees to pay (i) to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to its participation in each Letter of Credit, which shall accrue at a rate per annum equal to the Applicable Margin for LIBOR Loans then in effect on the average daily amount of such Lender's LC Exposure attributable to such Letter of Credit during the period from and including the date of issuance of such Letter of Credit to but excluding the date on which such Letter of Credit expires or is drawn in full (including without limitation any LC Exposure that remains outstanding after the Revolving Commitment Termination Date) and (ii) to the Issuing Bank for its own account a facing fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the Availability Period (or until the date that such Letter of Credit is irrevocably cancelled, whichever is later), as well as the Issuing Bank's standard fees (not to exceed $500 per Letter of Credit) with respect to issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Notwithstanding the foregoing, if the Required Lenders elect to increase the interest rate on the Loans to the Default Interest pursuant to Section 2.13(c), the rate per annum used to calculate the letter of credit fee pursuant to clause (i) above shall automatically be increased by an additional 2% per annum.

          Reserved.

          The Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, the upfront fee previously agreed upon by the Borrower and the Administrative Agent pursuant to the Fee Letter, which shall be due and payable on the Closing Date.

          Accrued fees under paragraphs (b) and (c) of this Section 2.14 shall be payable quarterly in arrears on the last day of each March, June, September and December, such payment commencing on the Fiscal Quarter ending December 31, 2011, and on the Revolving Commitment Termination Date (and if later, the date the Loans and LC Exposure shall be repaid in their entirety); provided further, that any such fees accruing after the Revolving Commitment Termination Date shall be payable on demand.

          Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to paragraphs (b) and (c) of this Section 2.14 (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees), or any amendment fees hereafter offered to any Lender, and the pro rata payment provisions of Section 2.21 will automatically be deemed adjusted to reflect the provisions of this Section 2.14.

      Computation of Interest and Fees.

      Interest hereunder based on the Administrative Agent's prime lending rate shall be computed on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and all fees shall be computed and paid on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

      Inability to Determine Interest Rates.

If prior to the commencement of any Interest Period for any Adjusted LIBO Rate Borrowing or on any Index Rate Determination Date with respect to any LIBOR Loan:

        the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining the interest rate applicable for such LIBOR Loans on the basis provided for in the definition of Adjusted LIBO Rate or LIBOR Index Rate, as applicable, or the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBO Rate or LIBOR Index Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their (or its, as the case may be) LIBOR Loans for such Interest Period, the Administrative Agent shall give written notice (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make LIBOR Loans, or to continue or convert outstanding Loans as or into LIBOR Loans, shall be suspended and (ii) all such affected Loans shall be converted into Base Rate Loans (a) on the last day of the then current Interest Period applicable thereto if such effected Loan is an Adjusted LIBO Rate Loan or (b) automatically if such effected Loan is a LIBOR Index Rate Loan, unless the Borrower prepays such Loans in accordance with this Agreement. Unless the Borrower notifies the Administrative Agent at least one (1) Business Day before the date of any Adjusted LIBO Rate Borrowing for which a Notice of Revolving Borrowing or Notice of Conversion/Continuation has previously been given that it elects not to borrow on such date, then such Revolving Borrowing shall be made as a Base Rate Borrowing.

      Illegality.

      If any Change in Law shall make it unlawful or impossible for any Lender to make, maintain or fund any LIBOR Loan and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make LIBOR Loans, or to continue or convert outstanding Loans as or into LIBOR Loans, shall be suspended. In the case of the making of a LIBOR Loan Revolving Borrowing, such Lender's Revolving Loan shall be made as a Base Rate Loan as part of the same Revolving Borrowing for the same Interest Period and if the affected LIBOR Loan is then outstanding, such Loan shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such LIBOR Loan if such Lender may lawfully continue to maintain such Loan to such date or (b) immediately if such Lender shall determine that it may not lawfully continue to maintain such LIBOR Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

      Increased Costs.

        If any Change in Law shall:

          impose, modify or deem applicable any reserve, special deposit or similar requirement that is not otherwise included in the determination of the Adjusted LIBO Rate or the LIBOR Index Rate, as applicable, hereunder against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate or the LIBOR Index Rate, as applicable) or the Issuing Bank;

          subject any Lender or the Issuing Bank to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBOR Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Bank in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 2.20 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Issuing Bank); or

          impose on any Lender or on the Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or any LIBOR Loans made by such Lender or any Letter of Credit or any participation therein;

        and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a LIBOR Loan or to increase the cost to such Lender or the Issuing Bank of participating in or issuing any Letter of Credit or to reduce the amount received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender, within five (5) Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

        If any Lender or the Issuing Bank shall have determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital (or on the capital of the Parent Company of such Lender or the Issuing Bank) as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender, the Issuing Bank or the Parent Company of such Lender or the Issuing Bank could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies or the policies of the Parent Company of such Lender or the Issuing Bank with respect to capital adequacy) then, from time to time, within five (5) Business Days after receipt by the Borrower of written demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender, the Issuing Bank or the Parent Company of such Lender or the Issuing Bank for any such reduction suffered.

        A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender, the Issuing Bank or the Parent Company of such Lender or the Issuing Bank, as the case may be, specified in paragraph (a) or (b) of this Section 2.18 shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender or the Issuing Bank, as the case may be, such amount or amounts within ten (10) days after receipt thereof.

        Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.18 shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

      Funding Indemnity.

      In the event of (a) the payment of any principal of a LIBOR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default); (b) the conversion or continuation of a LIBOR Loan other than on the last day of the Interest Period applicable thereto; or (c) the failure by the Borrower to borrow, prepay, convert or continue any LIBOR Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, the Borrower shall compensate each Lender, within five (5) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Loan if such event had not occurred at the Adjusted LIBO Rate applicable to such LIBOR Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such LIBOR Loan) over (ii) the amount of interest that would accrue on the principal amount of such LIBOR Loan for the same period if the Adjusted LIBO Rate were set on the date such LIBOR Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such LIBOR Loan. A certificate as to any additional amount payable under this Section 2.19 submitted to the Borrower by any Lender (with a copy to the Administrative Agent) shall be conclusive, absent manifest error.

      Taxes.

        Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to Indemnified Taxes and Other Taxes) the Administrative Agent, any Lender or the Issuing Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

        In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

        The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within five (5) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

        As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall, to the extent available to the Borrower, deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

        (i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the Code or any treaty to which the United States is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

        (ii) Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased), as appropriate, two (2) duly completed copies of (i) Internal Revenue Service Form W-8 ECI, or any successor form thereto, certifying that the payments received from the Borrower hereunder are effectively connected with such Foreign Lender's conduct of a trade or business in the United States; or (ii) Internal Revenue Service Form W-8 BEN, or any successor form thereto, certifying that such Foreign Lender is entitled to benefits under an income tax treaty to which the United States is a party which eliminates or reduces the rate of withholding tax on payments of interest; or (iii) Internal Revenue Service Form W-8 BEN, or any successor form thereto, together with a certificate (A) establishing that the payment to the Foreign Lender qualifies as "portfolio interest" exempt from U.S. withholding tax under Code section 871(h) or 881(c), and (B) stating that (1) the Foreign Lender is not a bank for purposes of Code section 881(c)(3)(A), or the obligation of the Borrower hereunder is not, with respect to such Foreign Lender, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that section; (2) the Foreign Lender is not a ten percent (10%) shareholder of the Borrower within the meaning of Code section 871(h)(3) or 881(c)(3)(B); and (3) the Foreign Lender is not a controlled foreign corporation that is related to the Borrower within the meaning of Code section 881(c)(3)(C); or (iv) such other IRS forms as may be applicable to the Foreign Lender, including Forms W-8 IMY or W-8 EXP.

        (iii) Each such Foreign Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each such Foreign Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the IRS for such purpose).

        (iv) If any Indemnified Taxes or Other Taxes are imposed that result in an indemnification or payment obligation on the Borrower, the Borrower shall be entitled to challenge or dispute the imposition of such Indemnified Taxes or Other Taxes with the applicable Governmental Authority, regardless of whether such Indemnified Taxes or Other Taxes are imposed on the Borrower or on a Payee. The Borrower shall be permitted to control any proceeding relating to Indemnified Taxes or Other Taxes, including as to settlement. At the Borrower's request, each Payee shall cooperate (at the Borrower's expense) in any such challenge, dispute or proceeding.

        If the Administrative Agent, a Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.20, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.20 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Bank in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

        To the extent any Lender assigns all or a portion of its rights and obligations under this Agreement to an Affiliate of a Lender or an Approved Fund (which Affiliate or Approved Fund is a "United States Person" within the meaning of Section 7701(a)(30) of the Code) pursuant to Section 10.4(b)(iii)(A), the Borrower may request in writing that such assignee provide it with a duly-completed and validly executed Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable law or reasonably requested by the Borrower to establish that payments received by such assignee are not subject to U.S. backup withholding and that such assignee is not subject to U.S. information reporting requirements. Upon its receipt of such request, such Affiliate of a Lender or Approved Fund shall use reasonable efforts to provide such documentation to the Borrower provided that the Borrower's written request confirms that the Borrower, using its best efforts and reasonable judgment, cannot determine whether such Affiliate of a Lender or Approved Fund is an "exempt recipient" as defined in Section 1.6049-4(c)(1)(ii) of the U.S. Federal Income Tax Regulations, and such Affiliate of a Lender or Approved Fund, in its sole judgment, concludes that the preparation and providing of such documentation (a) would eliminate or reduce any U.S. backup withholding obligation of the Borrower, and (b) would not subject it to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Affiliate of Lender or Approved Fund. The Borrower agrees to pay all costs and expenses incurred by any such Affiliate of a Lender or Approved Fund in connection with the preparation and providing of such documentation. Notwithstanding anything to the contrary contained herein, in no event shall the Administrative Agent, any Lender, any Affiliate of any Lender or any such Approved Fund incur any liability to the Borrower or any other Person for failure to provide the documentation described in this Section 2.20(g) upon the Borrower's written request.

      Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

        Each Borrowing hereunder, each payment by the Borrower on account of any commitment fee due under this Agreement or letter of credit fee due under this Agreement (other than the facing fee payable solely to the Issuing Bank) and any reduction of the Revolving Commitments of the Lenders shall be made pro rata according to the respective Pro Rata Shares of the relevant Lenders.

        Each payment (including each prepayment) of the Term Loans shall be allocated among the Lenders holding such Term Loans pro rata based on the principal amount of such Term Loans held by such Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

        Each payment (including each prepayment) by the Borrower on account of the principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Lenders. Each payment in respect of LC Disbursements in respect of any Letter of Credit shall be made to the Issuing Bank that issued such Letters of Credit.

        The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.18, Section 2.19 or Section 2.20, or otherwise) prior to 1:00 p.m. on the date when due, in immediately available funds, free and clear of any defenses, rights of set-off, counterclaim, or withholding or deduction of taxes (other than Excluded Taxes). Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Section 2.18, Section 2.19 and Section 2.20 and Section 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars.

        If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees and other Obligations then due hereunder, such funds shall be applied: first, to the Administrative Agent's fees and reimbursable expenses then due and payable pursuant to any of the Loan Documents; second, to all reimbursable expenses of the Lenders and all fees and reimbursable expenses of the Issuing Bank then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders and the Issuing Bank based on their respective pro rata shares of such fees and expenses; third, to interest and fees then due and payable hereunder, pro rata to the Lenders based on their respective pro rata shares of such interest and fees; fourth, to the payment of principal of the Loans and unreimbursed LC Disbursements then due hereunder and any outstanding Hedging Obligations that constitute Obligations, ratably among the parties entitled thereto in accordance with the amounts of principal, unreimbursed LC Disbursements and Hedging Obligations then due and payable to such parties; and fifth to the payment of any other Obligations outstanding under this Agreement and under any other agreements applicable to outstanding Loans that are then due and payable.

        If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

        The Administrative Agent will promptly distribute amounts due hereunder to the Lenders from the Borrower only after such amounts have been paid by the Borrower to, and receipt thereof has been confirmed by, the Administrative Agent.

      Letters of Credit.

        During the Availability Period, the Issuing Bank, in reliance upon the agreements of the other Lenders pursuant to Section 2.22(d), agrees to issue, at the request of the Borrower, Letters of Credit for the account of the Borrower on the terms and conditions hereinafter set forth; provided, that (i) each Letter of Credit shall expire on the earlier of (A) the date one year after the date of issuance of such Letter of Credit (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Revolving Commitment Termination Date; (ii) each Letter of Credit shall be in a stated amount of at least $100,000; (iii) the Borrower may not request any Letter of Credit, if, after giving effect to such issuance (A) the aggregate LC Exposure would exceed the LC Commitment or (B) the aggregate Revolving Credit Exposure of all Lenders would exceed the Aggregate Revolving Commitment Amount; and (iv) the Borrower may not request any Letter of Credit if there is any Defaulting Lender or Potential Defaulting Lender at the time of such request or issuance unless the Borrower has cash collateralized (in accordance with Section 2.22(g)) a portion of its obligations owed to the Issuing Bank with respect to the Letters of Credit and owed to the Swingline Lender with respect to the Swingline Loans, in each case equal to such Defaulting Lender's or Potential Defaulting Lender's LC Exposure or Swingline Exposure, as the case may be. Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank without recourse a participation in each Letter of Credit equal to such Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit on the date of issuance with respect to all other Letters of Credit. Each issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Lender by an amount equal to the amount of such participation.

        To request the issuance of a Letter of Credit (or any amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall give the Issuing Bank and the Administrative Agent irrevocable written notice at least three (3) Business Days prior to the requested date of such issuance specifying the date (which shall be a Business Day) such Letter of Credit is to be issued (or amended, extended or renewed, as the case may be), the expiration date of such Letter of Credit, the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition to the satisfaction of the conditions in ARTICLE III, the issuance of such Letter of Credit (or any amendment which increases the amount of such Letter of Credit) will be subject to the further conditions that such Letter of Credit shall be in such form and contain such terms as the Issuing Bank shall approve and that the Borrower shall have executed and delivered any additional applications, agreements and instruments relating to such Letter of Credit as the Issuing Bank shall reasonably require; provided, that in the event of any conflict between such applications, agreements or instruments and this Agreement, the terms of this Agreement shall control.

        At least two (2) Business Days prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received such notice and if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received notice from the Administrative Agent on or before the Business Day immediately preceding the date the Issuing Bank is to issue the requested Letter of Credit directing the Issuing Bank not to issue the Letter of Credit because such issuance is not then permitted hereunder because of the limitations set forth in Section 2.22(a) or that one or more conditions specified in ARTICLE III are not then satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue such Letter of Credit in accordance with the Issuing Bank's usual and customary business practices.

        The Issuing Bank shall examine all documents purporting to represent a demand for payment under a Letter of Credit promptly following its receipt thereof. The Issuing Bank shall notify the Borrower and the Administrative Agent of such demand for payment and whether the Issuing Bank has made or will make a LC Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to such LC Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Issuing Bank for any LC Disbursements paid by the Issuing Bank in respect of such drawing, without presentment, demand or other formalities of any kind. Unless the Borrower shall have notified the Issuing Bank and the Administrative Agent prior to 11:00 a.m. on the Business Day immediately prior to the date on which such drawing is honored that the Borrower intends to reimburse the Issuing Bank for the amount of such drawing in funds other than from the proceeds of Revolving Loans, the Borrower shall be deemed to have timely given a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders to make a Base Rate Borrowing on the date on which such drawing is honored in an exact amount due to the Issuing Bank; provided, that for purposes solely of such Borrowing, the conditions precedent set forth in Section 3.3(d) hereof shall not be applicable. The Administrative Agent shall notify the Lenders of such Borrowing in accordance with Section 2.3, and each Lender shall make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Issuing Bank in accordance with Section 2.6. The proceeds of such Borrowing shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for such LC Disbursement.

        If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Issuing Bank) shall be obligated to fund the participation that such Lender purchased pursuant to subsection (a) in an amount equal to its Pro Rata Share of such LC Disbursement on and as of the date which such Base Rate Borrowing should have occurred. Each Lender's obligation to fund its participation shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Issuing Bank or any other Person for any reason whatsoever; (ii) the existence of a Default or an Event of Default or the termination of the Aggregate Revolving Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries; (iv) any breach of this Agreement by the Borrower or any other Lender; (v) any amendment, renewal or extension of any Letter of Credit; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. On the date that such participation is required to be funded, each Lender shall promptly transfer, in immediately available funds, the amount of its participation to the Administrative Agent for the account of the Issuing Bank. Whenever, at any time after the Issuing Bank has received from any such Lender the funds for its participation in a LC Disbursement, the Issuing Bank (or the Administrative Agent on its behalf) receives any payment on account thereof, the Administrative Agent or the Issuing Bank, as the case may be, will distribute to such Lender its Pro Rata Share of such payment; provided, that if such payment is required to be returned for any reason to the Borrower or to a trustee, receiver, liquidator, custodian or similar official in any bankruptcy proceeding, such Lender will return to the Administrative Agent or the Issuing Bank any portion thereof previously distributed by the Administrative Agent or the Issuing Bank to it.

        To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraphs (d) or (e) of this Section 2.22 on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from such due date to the date such payment is made at a rate per annum equal to the Federal Funds Rate; provided, that if such Lender shall fail to make such payment to the Issuing Bank within three (3) Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the rate set forth in Section 2.13(c).

        If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding that its reimbursement obligations with respect to the Letters of Credit be Cash Collateralized pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Issuing Bank and the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid fees thereon; provided, that such obligation to Cash Collateralize the reimbursement obligations of the Borrower with respect to Letters of Credit shall become effective immediately, and such deposit shall become immediately due and payable, without demand or notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in paragraphs (g) or (h) of Section 8.1. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. The Borrower agrees to execute any documents and/or certificates to effectuate the intent of this paragraph. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it had not been reimbursed and to the extent so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, with the consent of the Required Lenders, be applied to satisfy other obligations of the Borrower under this Agreement and the other Loan Documents. If the Borrower is required to Cash Collateralize the reimbursement obligations of the Borrower with respect to Letters of Credit as a result of the occurrence of an Event of Default, such cash collateral so posted (to the extent not so applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived.

        Promptly following the end of each calendar quarter, the Issuing Bank shall deliver (through the Administrative Agent) to each Lender and the Borrower a report describing the aggregate Letters of Credit outstanding at the end of such Fiscal Quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to such Lender any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

        The Borrower's obligation to reimburse LC Disbursements hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever and irrespective of any of the following circumstances:

          Any lack of validity or enforceability of any Letter of Credit or this Agreement;

          The existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

          Any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

          Payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document to the Issuing Bank that does not comply with the terms of such Letter of Credit;

          Any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.22, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; or

          The existence of a Default or an Event of Default.

        Neither the Administrative Agent, the Issuing Bank, the Lenders nor any Related Party of any of the foregoing shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided, that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any actual direct damages (as opposed to special, indirect (including claims for lost profits or other consequential damages), or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise due care when determining whether drafts or other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree, that in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised due care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

        Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued and subject to applicable laws, (i) each standby Letter of Credit shall be governed by the "International Standby Practices 1998" (ISP98) (or such later revision as may be published by the Institute of International Banking Law & Practice on any date any Letter of Credit may be issued), (ii) each documentary Letter of Credit shall be governed by the Uniform Customs and Practices for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 (or such later revision as may be published by the International Chamber of Commerce on any date any Letter of Credit may be issued) and (iii) the Borrower shall specify the foregoing in each letter of credit application submitted for the issuance of a Letter of Credit.

      Cash Collateralization of Defaulting Lender Commitment.

      If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding LC Exposure and any outstanding Swingline Exposure of such Defaulting Lender until such time as the Defaulting Lender is replaced with another Lender:

        each of the Issuing Bank and the Swingline Lender is hereby authorized by the Borrower (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 2.3 in such amounts and in such times as may be required to (i) reimburse an outstanding LC Disbursement, and (ii) repay an outstanding Swingline Loan, as applicable, in each case equal to such Defaulting Lender's LC Exposure or Swingline Exposure, as the case may be;

        the Borrower will, not later than three (3) Business Days after demand by the Administrative Agent (at the direction of the Issuing Bank and/or the Swingline Lender, as the case may be), (i) Cash Collateralize a portion of the obligations of the Borrower owed to the Issuing Bank and the Swingline Lender equal to such Defaulting Lender's LC Exposure or Swingline Exposure, as the case may be; (ii) in the case of such Swingline Exposure, prepay all Swingline Loans; or (iii) make other arrangements satisfactory to the Administrative Agent, and to the Issuing Bank and the Swingline Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender; provided that no such Cash Collateralization will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender to be a Non-Defaulting Lender; and

        any amount paid by the Borrower for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated interest bearing account until the termination of the Commitments at which time the funds in such account shall be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of the following payments as the same shall become due and payable in the following order of priority: first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to the Issuing Bank or the Swingline Lender (pro rata as to the respective amounts owing to each of them) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Non-Defaulting Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and unreimbursed LC Disbursements then due and payable to the Non-Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders, and seventh, after the termination of the Commitments and payment in full of all Obligations, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.

      Increase of Commitments; New Lenders.

    So long as no Default or Event of Default shall then exist, the Borrower may from time to time after the Delayed Draw Date, by written notice to the Administrative Agent, elect to request (i) an increase to the existing Revolving Commitments (any such increase, the "New Revolving Commitments") and/or (ii) the establishment of one or more term loan commitments (the "New Term Loan Commitments" and, collectively with any new Revolving Commitments, the "New Commitments" and each, individually, a "New Commitment"), in any case, by an amount not in excess of $50,000,000 in the aggregate. Each such notice shall specify the date (each, an "Increased Amount Date") on which the Borrower proposes that the New Commitments shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent. Each Lender then a party to this Agreement shall have the first right for a period of five (5) Business Days following receipt of such notice, to elect by written notice to the Borrower and the Administrative Agent to increase its Revolving Commitment, or to participate in the New Term Loan Commitments, by a principal amount equal to its Pro Rata Share of the applicable New Commitments (prior to giving effect to the New Commitments). No Lender (or any successor thereto) shall have any obligation to increase its Revolving Commitment, or to participate in the New Term Loan Commitments, or to increase its other obligations under this Agreement and/or the other Loan Documents, and any decision by such Lender to so increase or so participate shall be made in its sole discretion independently from any other Lender.

    If any Lender shall elect not to increase its Revolving Commitment, or not to participate in the New Term Loan Commitments, pursuant to paragraph (a) of this Section 2.24 (it being understood that the failure of any Lender to elect to increase its Revolving Commitment or to participate in the New Term Loan Commitments within the time periods specified above shall be deemed to be an election of such Lender not to so increase or participate), the Borrower may designate another Lender or other Person that is an Eligible Assignee and reasonably acceptable to the Administrative Agent (each, a "New Lender") to whom the Borrower proposes to be allocated the remaining portion of the New Commitments. All New Commitments shall become effective as of such Increased Amount Date; provided, that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Commitments; (ii) the Parent and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in ARTICLE VI as of the last day of the most recently ended Fiscal Quarter after giving effect to such New Commitments and any proposed borrowings in respect of the New Term Loan Commitments to be funded within ten (10) Business Days following such Increased Amount Date (and assuming, in the case of any New Revolving Commitments, that the entire amount of such New Revolving Commitments were fully funded on the effective date of such increase); (iii) for each New Lender, the New Commitments shall be effected pursuant to one or more joinder agreements in form and substance reasonably satisfactory to the Administrative Agent executed and delivered by the Borrower, each New Lender and by each other Lender whose Commitment is to be increased, and the Administrative Agent, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.20(e); (iv) the Borrower shall make any payments required pursuant to Section 2.19 in connection with the New Revolving Commitments; (v) both before and after giving effect to the making of any new Loans, each of the conditions set forth in Section 3.1 and Section 3.3 shall be satisfied; and (vi) the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.

    On any Increased Amount Date on which New Revolving Commitments are effected, subject to the satisfaction of the terms and conditions herein (i) each of the Lenders shall assign to each of the New Lenders agreeing to provide New Revolving Commitments (each a "New Revolving Loan Lender"), and each of the New Revolving Loan Lenders shall purchase from each of the Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Revolving Commitments to the Revolving Commitments, (ii) each New Revolving Commitment shall be deemed for all purposes a Revolving Commitment and each Loan made thereunder (a "New Revolving Loan") shall be deemed, for all purposes, a Revolving Loan and (iii) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Commitment and all matters relating thereto. The terms and provisions of the New Revolving Loans shall be identical to the Revolving Loans.

    On any Increased Amount Date on which any New Term Loan Commitments are effective, subject to the satisfaction of the terms and conditions herein, each New Lender agreeing to provide such New Term Loan Commitments shall become a Lender hereunder. The terms and provisions of any loans extended pursuant to the New Term Loan Commitments (including interest rates and fees associated with such New Commitments), shall be established pursuant to an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent, the New Lenders and the Borrower; provided, that, unless the Required Lenders agree otherwise, (i) the maturity date of each term loan funded under the New Term Loan Commitments shall not be earlier than the Maturity Date and (ii) the weighted average life to maturity applicable to each term loan funded under the New Term Loan Commitments shall not be shorter than the weighted average life to maturity of the Term Loan. Further, all New Loans made pursuant to the New Term Loan Commitments (and all interest, fee and other amounts payable thereon) shall be Obligations under this Agreement and the other Loan Documents and shall be secured by the Security Documents on a pari passu basis with all other Obligations secured by the Security Documents. The Borrower, the Administrative Agent and the New Lenders may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.24.

    The Administrative Agent shall notify Lenders promptly upon receipt of the Borrower's notice of each Increased Amount Date. Promptly following each Increased Amount Date, the Administrative Agent shall notify all Lenders (including New Lenders) of the identity of New Lenders and the New Commitments of all Lenders (after giving effect to the assignments contemplated by this Section 2.24).

      Mitigation of Obligations.

      If any Lender requests compensation under Section 2.18, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.20, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (a) would eliminate or reduce amounts payable under Section 2.18 or Section 2.20, as the case may be, in the future and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with such designation or assignment.

      Replacement of Lenders.

If (a) any Lender is unable to fund any LIBOR Loan pursuant to Section 2.17, (b) any Lender requests compensation under Section 2.18, (c) if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.20, (d) any Lender is a Defaulting Lender or defaults in its obligation to comply with the provisions of Section 2.20(e), or (e) in connection with any proposed amendment, waiver, or consent, the consent of all of the Lenders, or all of the Lenders directly affected thereby, is required pursuant to Section 10.2, and any such Lender refuses to consent to such amendment, waiver or consent as to which the Required Lenders have consented, then, in each case, Borrower may, at its sole expense and effort (but without prejudice to any rights or remedies the Borrower may have against such Defaulting Lender), upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 10.4(b)) all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender but excluding any Defaulting Lender); provided, that (a) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld; (b) prior to, or contemporaneous with, the replacement of such Lender, such Lender shall have received payment of an amount equal to the outstanding principal amount of all Loans owed to it, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (in the case of such outstanding principal and accrued interest) and from the Borrower (in the case of all other amounts); and (c) in the case of a claim for compensation under Section 2.18 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

    CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT

      Conditions To Effectiveness.

      The obligations of the Lenders (including the Swingline Lender) to make Revolving Loans and the obligation of the Issuing Bank to issue any Letter of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2).

        The Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the Closing Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement, including, without limitation, the Fee Letter and the Commitment Letter, with the Administrative Agent or SunTrust Robinson Humphrey, Inc., as Arranger ("Arranger").

        The Administrative Agent (or its counsel) shall have received the following, each to be in form and substance satisfactory to the Lenders:

          a counterpart of this Agreement signed by or on behalf of each party hereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

          duly executed Revolving Credit Notes payable to such Lenders and the Swingline Note payable to the Swingline Lender;

          a Perfection Certificate relating to the Loan Parties and their Subsidiaries duly completed and executed by each of the Loan Parties;

          the Reaffirmation and Amendment of Loan Documents and the Reaffirmation and Amendment of English Security Documents, each duly executed by each of the Loan Parties party thereto, together with any other security documents, or amendments thereto, joinders, guarantees, UCC financing statements, delivery of all certificated securities and instruments pledged or required to be pledged under the Guaranty and Security Agreement, irrevocable proxies, executed stock powers and other appropriate endorsements and other security documents and instruments related thereto;

          a certificate of the Secretary or Assistant Secretary of each Loan Party in the form of Exhibit 3.1(b)(v), attaching and certifying copies of its bylaws and of the resolutions of its board of directors, or partnership agreement or limited liability company agreement, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;

          certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation;

          a certificate in the form of Exhibit 3.1(b)(vii), dated the Closing Date and signed by a Responsible Officer, certifying that, after giving effect to the funding of any initial Loan or initial issuance of a Letter of Credit (x) no Default or Event of Default exists and (y) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct.

          a certificate in the form of Exhibit 3.1(b)(viii), dated the Closing Date and signed by a Responsible Officer, certifying that the Borrower has delivered true and accurate copies of the executed Merger Documents, including the Merger Agreement;

          a favorable written opinion of Akerman Senterfitt, counsel to the Loan Parties, together with local counsel opinions, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent or the Required Lenders shall reasonably request;

          to the extent any Borrowing is requested to be made on the Closing Date, a duly executed funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds hereof;

          certified copies of all consents, approvals, authorizations, registrations and filings and orders required to be made or obtained under any Requirement of Law, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect, and no investigation or inquiry by any Governmental Authority regarding this Agreement or any transaction being financed with the proceeds hereof shall be ongoing;

          certificates of insurance issued on behalf of insurers of the Loan Parties, describing in reasonable detail the types and amounts of insurance (property and liability) maintained by the Loan Parties, naming the Administrative Agent as additional insured on liability policies and as loss payee for property and casualty policies, in each case meeting the requirements of Section 5.9 and Section 7(a) of the Guaranty and Security Agreement;

          UCC, tax lien and judgment search results with respect to the Loan Parties from all appropriate jurisdictions and filing offices;

          the Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the Patriot Act, that has been reasonably requested by the Lenders at least five (5) Business Days in advance of the Closing Date;

          certified list of Cruise Line Contracts entered into by the Parent and/or its Subsidiaries showing the number of ships served by cruise line and the applicable contract expiration date;

          pay-off letters, termination statements, canceled mortgages and the like required by the Administrative Agent in connection with the removal of any Liens (other than Permitted Liens), including, without limitation, all tax liens, against the assets of the Loan Parties;

          evidence satisfactory to the Administrative Agent that the Liens granted pursuant to the Security Documents will be (or will continue to be) first priority perfected Liens on the Collateral (subject only to the Liens permitted by Section 7.2);

          confirmation that no litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against the Parent or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect; and

          a solvency certificate, in substantially the form of Exhibit 3.2(c)(i), dated as of the Closing Date and signed by a Responsible Officer, certifying that, after giving pro forma effect to any Borrowing on the Closing Date, the Loan Parties are Solvent.

      Without limiting the generality of the provisions of Section 3.1, for purposes of determining compliance with the conditions specified in this Section 3.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

      Conditions to Delayed Draw Term Loan.

      The obligations of the Lenders to make the Term Loans shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

        All of the conditions listed in Section 3.1 shall have been satisfied (or waived in accordance with Section 10.2) as of the Closing Date.

        The Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the Delayed Draw Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement.

        The Administrative Agent (or its counsel) shall have received, by the time periods specified herein, the following, each to be in form and substance satisfactory to the Lenders (unless otherwise stated herein):

        on the Delayed Draw Date, a solvency certificate, in the form of Exhibit 3.2(c)(i), dated as of the Delayed Draw Date and signed by a Responsible Officer, certifying that, after giving pro forma effect to the Acquisition and any and all Borrowings made or to be made on the Delayed Draw Date, the Loan Parties are Solvent;

        on the Delayed Draw Date, the Target and its Subsidiaries shall have no third party indebtedness for borrowed money or indebtedness evidenced by bonds, debentures, notes or other similar instruments, other than the Obligations and indebtedness for which payoff letters are not required to be delivered on the Delayed Draw Date pursuant to Section 2.9(b) of the Merger Agreement;

        on the Delayed Draw Date, an officer's certificate, in the form of Exhibit 3.2(c)(iii), dated as of the Delayed Draw Date and signed by a Responsible Officer certifying that (w) the Merger Documents have not been amended in any respect since October 14, 2011, except as permitted pursuant to Section 7.11, (x) substantially concurrent with the funding of the Term Loan Borrowing and any Revolving Loan Borrowing made pursuant to this Agreement, the Acquisition has been consummated in accordance with the terms of the Merger Documents, including satisfaction of each of the conditions precedent contained in Article VI of the Merger Agreement, except to the extent, in any case, not materially adverse to the Lenders (as reasonably determined by the Administrative Agent, (y) no Combined Material Adverse Effect has occurred since October 14, 2011, and (z) immediately after giving pro forma effect to the Acquisition and the funding of the Term Loan on the Delayed Draw Date, the Parent shall have (A) an Adjusted Leverage Ratio of no greater than 4.50:1.00 and (B) a Leverage Ratio of no greater than 2.25:1.00;

        no later than the Delayed Draw Date, duly executed Term Loan Notes payable to such Lenders;

        subject to Section 5.11(e), no later than the Delayed Draw Date, a Guaranty and Security Agreement Supplement duly executed by the Target;

        no later than the Delayed Draw Date, for each Domestic Subsidiary of the Target that would be a Material Subsidiary upon the completion of the Acquisition, a Guaranty and Security Agreement Supplement duly executed by such Material Subsidiary;

        no later than the Delayed Draw Date, UCC financing statements, delivery of additional security documents, equity certificates, joinders, guarantees, all certificated securities and other instruments pledged under the applicable Security Document by each new Material Subsidiary, executed stock powers and other appropriate endorsements and other documents related thereto; provided that to the extent a perfected security interest in any Collateral (the security interest in respect of which cannot be perfected by means of the filing of a UCC financing statement, the making of a federal intellectual property filing or delivery of possession of Capital Stock or other certificated security) is not able to be provided on the Delayed Draw Date after the Borrower's use of commercially reasonable efforts to do so, the perfection of such security interest in such Collateral will not constitute a condition precedent to the availability of the Term Loan on the Delayed Draw Date, but a security interest in such Collateral will be required to be perfected within ninety (90) days after the Delayed Draw Date (or such longer period as the Administrative Agent and the Borrower may mutually agree) pursuant to arrangements to be mutually agreed between the Borrower and the Administrative Agent;

        UCC, tax lien and judgment search results with respect to the Target and each of its Subsidiaries constituting a Loan Party as reasonably requested by the Administrative Agent;

        payoff letters with respect to Indebtedness of Target and its Subsidiaries; provided that payoff letters regarding Indebtedness of the Target and its Subsidiaries shall only be required to the extent required to be delivered by the Target pursuant to Section 2.9(b)(iii) of the Merger Agreement;

        no later than the Delayed Draw Date, evidence satisfactory to the Administrative Agent that the Liens granted pursuant to the Security Documents will be first priority perfected Liens on the Collateral (subject only to the Liens permitted by Section 7.2 and except as otherwise permitted in clause (vii) immediately above);

        no later than the Delayed Draw Date, a certificate of the Secretary or Assistant Secretary of the Target and each Subsidiary of the Target that is or will be a Material Subsidiary upon the completion of the Acquisition in the form of Exhibit 3.1(b)(v), attaching and certifying copies of its bylaws and of the resolutions of its board of directors, or partnership agreement or limited liability company agreement, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of the Target and such Subsidiary executing the Loan Documents to which it is a party;

        no later than the Delayed Draw Date, certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of the Target and each Subsidiary of the Target that would be a Material Subsidiary upon the completion of the Acquisition, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of Target and each such Subsidiary of Target and each other jurisdiction where Target and each such Subsidiary of Target is required to be qualified to do business as a foreign corporation;

        no later than the Delayed Draw Date, a favorable written opinion of Akerman Senterfitt, counsel for the Loan Parties (and the newly constituted Material Subsidiaries), together with local counsel opinions, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the new Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent or the Required Lenders shall reasonably request;

        no later than the Delayed Draw Date, a duly executed funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds hereof;

        no later than the Delayed Draw Date, certificates of insurance issued on behalf of insurers of the Target and its Subsidiaries, describing in reasonable detail the types and amounts of insurance (property and liability) maintained by the Target and its Subsidiaries, naming the Administrative Agent as additional insured on liability policies and as loss payee on property and casualty policies, in each case meeting the requirements of Section 5.9 and Section 7(a) of the Guaranty and Security Agreement;

        no later than three (3) Business Days (or such shorter period of time as the Administrative Agent in its sole discretion may otherwise agree) prior to the Delayed Draw Date, a Perfection Certificate relating to the Target and its Subsidiaries duly completed and executed by each of the Loan Parties; and

        the Administrative Agent shall have received all documentation and other information pertaining to the Target and its Subsidiaries required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the Patriot Act, that has been reasonably requested by the Lenders at least five (5) Business Days in advance of the Delayed Draw Date.

      On or prior to the Delayed Draw Date, after giving effect to the funding of the Term Loan Borrowing and any Revolving Loan Borrowing made pursuant to this Agreement required to fund the Acquisition, the Acquisition has been duly consummated in accordance with the terms of the Merger Documents, except to the extent not materially adverse to the Lenders, as determined by the Administrative Agent, and, immediately after giving effect thereto, the Borrower shall directly or indirectly own one hundred percent (100%) of the issued and outstanding Capital Stock of the Target.

      The Delayed Draw Date shall occur on or before December 31, 2011; provided that if for any reason the Delayed Draw Date does not occur by December 31, 2011, or the full amount of the Lenders' Term Loan Commitment is not fully drawn on the Delayed Draw Date, the undrawn portion thereof shall automatically be cancelled and terminated.

The Borrower shall keep the Administrative Agent reasonably apprised of the progress of the completion of the conditions precedent to consummating the Acquisition (including those conditions listed in Article VI of the Merger Agreement). The Borrower shall provide the Administrative Agent with reasonable advance written notice of the anticipated Delayed Draw Date, but in no event shall such notice be less than three (3) Business Days prior written notice.

      Each Credit Event.

      The obligation of each Lender to make a Loan on the occasion of any Borrowing and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:

        at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall exist or would result from such Borrowing; provided that this clause (a) will not apply to the Term Loan Borrowing made on the Delayed Draw Date;

        at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, extension or renewal of such Letter of Credit, in each case before and after giving effect thereto except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. Notwithstanding anything in this Agreement to the contrary, the representations and warranties relating to Target and its Subsidiaries made solely on the Delayed Draw Date under Article IV shall be limited to (x) the Specified Credit Agreement Representations; (y) the Specified Merger Agreement Representations and (z) the Specified Commitment Letter Representations; provided, that, after the Delayed Draw Date, any representation and warranty relating to a Subsidiary of the Parent (whether such Subsidiary is the Target or one of its Subsidiaries) shall not be qualified or limited as immediately provided above in clause (x), (y) or (z).

        since the date of the most recent audited financial statements of the Parent and its Subsidiaries described in Section 4.5(a), there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect; provided that this clause (c) will not apply to the Term Loan Borrowing made on the Delayed Draw Date;

        the Borrower shall have delivered the required Notice of Borrowing; and

        the Administrative Agent shall have received such other documents, certificates and legal opinions as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent or the Required Lenders; provided that this clause (e) will not apply to the Term Loan Borrowing made on the Delayed Draw Date.

      In addition to the other conditions precedent herein set forth, if any Lender is a Defaulting Lender or a Potential Defaulting Lender at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Issuing Bank will not be required to issue any Letter of Credit or to extend, renew or amend any outstanding Letter of Credit and the Swingline Lender will not be required to make any Swingline Loan, unless the Issuing Bank or the Swingline Lender, as the case may be, is satisfied that any exposure that would result therefrom is fully covered or eliminated by the Borrower Cash Collateralizing the obligations of the Borrower in respect of such Letter of Credit or Swingline Loan in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Letter of Credit or Swingline Loan, or makes other arrangements satisfactory to the Administrative Agent, the Issuing Bank and the Swingline Lender in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender; provided, that no such Cash Collateralization will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender or Potential Defaulting Lender to be a Non-Defaulting Lender.

      Each Borrowing and each issuance, amendment, extension or renewal of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 3.3.

      Effect of Amendment and Restatement.

        Upon this Agreement becoming effective pursuant to Section 3.1, from and after the Closing Date: (a)(i) all outstanding "Revolving Loans" (as such term is defined in the Original Credit Agreement), if any, shall be deemed to be Revolving Loans outstanding hereunder, (ii) all outstanding "Swingline Loans" (as such term is defined in the Original Credit Agreement), if any, shall be deemed to be Swingline Loans outstanding hereunder and (iii) each outstanding "Letter of Credit" (as such term is defined in the Original Credit Agreement), if any, shall be deemed to be a Letter of Credit issued and outstanding hereunder; (b) all terms and conditions of the Original Credit Agreement and any other "Loan Document" as defined therein, as amended and restated by this Agreement and the other Loan Documents being executed and delivered on the Closing Date, shall be and remain in full force and effect, as so amended, and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties party thereto to the Lenders and the Administrative Agent; (c) the terms and conditions of the Original Credit Agreement shall be amended as set forth herein and, as so amended and restated, shall be restated in their entirety, but shall be amended only with respect to the rights, duties and obligations among the Borrower, the Lenders and the Administrative Agent accruing from and after the Closing Date; (d) this Agreement shall not in any way release or impair the rights, duties, Obligations or Liens created pursuant to the Original Credit Agreement or any other Loan Document or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Closing Date, except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, Obligations and Liens are assumed, ratified and affirmed by the Borrower; (e) all indemnification obligations of the Loan Parties under the Original Credit Agreement and any other Loan Documents shall survive the execution and delivery of this Agreement and shall continue in full force and effect for the benefit of the Lenders, the Administrative Agent, and any other Person indemnified under the Original Credit Agreement or any other Loan Document at any time prior to the Closing Date; (f) the Obligations incurred under the Original Credit Agreement shall, to the extent outstanding on the Closing Date, continue outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder; (g) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Original Credit Agreement, nor constitute a waiver of any covenant, agreement or obligation under the Original Credit Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby; (h) any and all references in the Loan Documents to the Original Credit Agreement shall, without further action of the parties, be deemed a reference to the Original Credit Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, modified, supplemented or amended and restated from time to time hereafter and (i) any and all references in the Loan Documents (other than this Agreement) to the "Closing Date" shall, without further action of the parties, be deemed a reference to November 2, 2009.

        Simultaneously with the Closing Date, (i) the Revolving Commitments (as defined in the Original Credit Agreement) of each of the Existing Lenders and the outstanding amount of all Revolving Loans (if any) shall be reallocated in accordance with the Revolving Commitments of the Lenders set forth on Schedule II, and the requisite assignments shall be deemed to be made in amounts from each Existing Lender to the Added Lender, with the same force and effect as if such assignments were evidenced by the applicable Assignments and Acceptances (as defined in the Original Credit Agreement) under the Original Credit Agreement but without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which such requirements are hereby waived), and (ii) to the extent any Revolving Loan is outstanding on the Closing Date immediately prior to the effectiveness of this Agreement, the Added Lender shall make full cash settlement with each corresponding assignor Lender, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all such assignments and reallocations.

      Delivery of Documents.

All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this ARTICLE III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory in all respects to the Administrative Agent.

    REPRESENTATIONS AND WARRANTIES

    The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

      Existence; Power.

      Each of the Parent and its Subsidiaries (a) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted, and (c) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

      Organizational Power; Authorization.

      The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Agreement has been duly executed and delivered by the Borrower, and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, valid and binding obligations of the Borrower or such Loan Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

      Organization and Capitalization.

    Schedule 4.3(a) sets forth the name of, the ownership interest of the Parent in, the jurisdiction of incorporation or organization of, and the type of, each Subsidiary and identifies each Subsidiary of the Parent that is a Subsidiary Loan Party, in each case as of the Closing Date.

    As of the Closing Date, (i) the authorized Capital Stock of each Subsidiary of the Parent (including the Borrower) is as set forth on Schedule 4.3(b); (ii) all issued and outstanding Capital Stock of the Borrower and each of the Subsidiaries of the Parent is duly authorized and validly issued, fully paid and nonassessable, and such Capital Stock was issued in compliance in all material respects with all applicable state, federal and foreign laws concerning the issuance of securities; (iii) all issued and outstanding Capital Stock of each of the Loan Parties (other than the Parent) is free and clear of all Liens other than those in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders; (iv) the identity of the holders of the Capital Stock of each of the Loan Parties (other than the Parent) and the percentage of their fully-diluted ownership of the Capital Stock of each of the Loan Parties (other than the Parent) are set forth on Schedule 4.3(b); and (v) no Capital Stock of any of the Loan Parties (other than the Parent), other than those described above, are issued and outstanding. Except as provided in Schedule 4.3(b), as of the Closing Date, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any of the Loan Parties of any Capital Stock of any such entity.

      Approvals; No Conflicts.

      The execution, delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect; (b) will not violate any Requirements of Law applicable to the Parent or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority; (c) will not violate or result in a default under any Material Contract binding on the Parent or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries; and (d) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

      Financial Statements.

    The Borrower has furnished, or caused to be furnished, to each Lender (i) the audited consolidated balance sheet of the Parent and its Subsidiaries as of December 31, 2010 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, accompanied by the opinion of Ernst & Young LLP and (ii) the unaudited financial statements of the Parent and its Subsidiaries as of June 30, 2011, consisting of consolidated balance sheet and the related consolidated statements of income, shareholders' equity and cash flows for the six-month period ending on such date. Such financial statements fairly present the consolidated financial condition of the Parent and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii). Since December 31, 2010, there have been no changes with respect to the Parent and its Subsidiaries which have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

    All financial statements concerning the Parent and its Subsidiaries which have been or will hereafter be furnished to the Administrative Agent pursuant to this Agreement have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly in all material respects the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject to, in the case of unaudited financial statements, the absence of footnotes and normal year-end adjustments.

    Each Budget delivered pursuant to Section 5.1(c) of this Agreement represents or will represent as of the date thereof the good faith estimate of the Parent, the Borrower and their senior management concerning the most probable course of the business of the Parent and its Subsidiaries, it being understood that projections are subject to inherent uncertainties and that actual results may differ.

      Litigation and Environmental Matters.

        Except as disclosed on Schedule 4.6(a), as of the Closing Date, there is no litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities pending against or, to the knowledge of the Borrower, threatened against or affecting the Parent or any of its Subsidiaries. No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities (including those disclosed in Schedule 4.6(a)) is pending against or, to the knowledge of the Borrower, threatened against or affecting the Parent or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document.

        The operations of the Parent and its Subsidiaries comply in all material respects with all Environmental Laws; the Parent and its Subsidiaries have all permits, licenses or other authorizations required under Environmental Laws which the failure to obtain will or could reasonably be expected to have a Material Adverse Effect and are in material compliance with such permits; neither the Parent, any of its Subsidiaries nor any of their respective present property or operations, are subject to or the subject of, any investigation known to the Parent or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental Law; (B) any remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Hazardous Material into the environment; and neither the Parent nor any of its Subsidiaries has any material contingent obligation in connection with any Release or threatened Release of a Hazardous Material into the environment.

      For purposes of this Section 4.6(b) "material" means any noncompliance or basis for liability which could reasonably be likely to subject the Parent or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $10,000,000.

      Compliance with Laws and Agreements.

    The Parent and each Subsidiary is in compliance with (i) all Requirements of Law and all judgments, decrees and orders of any Governmental Authority (including Franchise Laws and the U.S. Food and Drug Administration laws); (ii) all of their respective organizational documents; and (iii) all Material Contracts, except in each case where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

    Schedule 4.7(b) contains a complete list, as of the Closing Date, of each Material Contract, true, correct and complete copies of which (including any amendments or supplements thereof but excluding the Cruise Line Contracts) have been delivered to the Administrative Agent. Neither the Parent nor any of its Subsidiaries is in default under or with respect to any Material Contract to which it is a party or by which it or any of its Properties are bound. Except as set forth on Schedule 4.7(b), none of the Material Contracts of any Loan Party set forth on Schedule 4.7(b) requires the consent of any Person to the granting of a Lien in favor of the Administrative Agent on the rights of the Loan Party thereunder.

    As of the Closing Date, the cruise line contracts identified on the certificate delivered pursuant to Section 3.1(b)(xv) (the "Cruise Line Contracts") are valid and binding obligations of the applicable Loan Parties, and to each Loan Party's knowledge, all other parties thereto, enforceable against the applicable Loan Parties and, to each Loan Party's knowledge, all other parties thereto in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

      Investment Company Act, Etc.

      None of the Loan Parties is (a) an "investment company" or is "controlled" by an "investment company", as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended; or (b) otherwise subject to any other regulatory scheme limiting its ability to incur debt or requiring any approval or consent from or registration or filing with, any Governmental Authority in connection therewith.

      Taxes.

        As of the Closing Date, except as disclosed in the Parent's filings with the Securities and Exchange Commission, (i) all Tax Returns required to be filed by the Parent and its Subsidiaries have been timely and properly filed and (ii) all Taxes that are due (other than Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided for in accordance with GAAP) have been paid, except where the failure to file Tax Returns or pay Taxes would not reasonably be expected to have a Material Adverse Effect. No Governmental Authority has asserted any claim for Taxes, or to any of the Parent's or its Subsidiaries' knowledge, has threatened to assert any claim for Taxes that would, if not paid by the Parent or its Subsidiaries, have a Material Adverse Effect. All Taxes required by law to be withheld or collected and remitted (including, without limitation, income tax, unemployment insurance and workmen's compensation premiums) with respect to the Parent and its Subsidiaries have been withheld or collected and paid to the appropriate Governmental Authorities (or are properly being held for such payment), except for amounts the nonpayment of which or the failure of which to collect, withhold or remit would not be reasonably likely to have a Material Adverse Effect.

        None of the Parent or its Subsidiaries has been notified that either the IRS, or any other Governmental Authority, has raised or intends to raise, any adjustments with respect to Taxes of the Parent or its Subsidiaries, which adjustments would be reasonably likely to have a Material Adverse Effect.

      Investigations, Audits, Etc.

      As of the Closing Date, except as set forth on Schedule 4.10, neither the Parent nor any of its Subsidiaries has any knowledge or has received any formal notice that it is the subject of any review or audit by the IRS or any governmental investigation concerning the violation or possible violation of any law. Neither the Parent nor any of its Subsidiaries has any knowledge or has received formal notice that it is the subject of any review or audit by the IRS or any governmental investigation concerning the violation or possible violation of any law (including those disclosed in Schedule 4.10), the outcome of which could reasonably be expected to result in a Material Adverse Effect.

      Margin Regulations.

      None of the proceeds of any of the Loans or Letters of Credit will be used, directly or indirectly, for "purchasing" or "carrying" any "margin stock" with the respective meanings of each of such terms under Regulation U or for any purpose that violates the provisions of Regulation T, U or X. Neither the Parent nor its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock."

      ERISA; Foreign Pension Plans.

      Each Plan complies in all material respects with the applicable provisions of ERISA, the Code and other Requirements of Law. Except with respect to Multiemployer Plans, each Qualified Plan (i) has received a favorable determination from the IRS applicable to the Qualified Plan's current remedial amendment cycle (as defined in Revenue Procedure 2007-44 or "2007-44" for short) or (ii) has timely filed for a favorable determination letter from the IRS during its staggered remedial amendment cycle (as defined in 2007-44) and such application is currently being processed by the IRS or (iii) had filed for a determination letter prior to its "GUST remedial amendment period" (as defined in 2007-44) and received such determination letter and the staggered remedial amendment cycle first following the GUST remedial amendment period for such Qualified Plan has not yet expired or (iv) is maintained under a prototype plan and may rely upon a favorable opinion letter issued by the IRS with respect to such prototype plan. To the best knowledge of the Parent, the Borrower and ERISA Affiliates, nothing has occurred which would cause the loss of their reliance on the Qualified Plan's favorable determination letter or opinion letter.

      With respect to any Plan that is a retiree welfare benefit arrangement, if any, all amounts have been accrued on the Parent's consolidated financial statements in accordance with Statement of Financial Accounting Standards No. 106. The "benefit obligation" of all Title IV Plans does not exceed the "fair market value of plan assets" for such Title IV Plans by more than $10,000,000 all as determined by and with such terms defined in accordance with Statement of Financial Accounting Standards No. 158.

      Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending or to the best of the Parent's, the Borrower's and ERISA Affiliate's knowledge, threatened claims, actions or lawsuits by any Governmental Authority with respect to a Plan; (iii) there are no violations of the fiduciary responsibility rules with respect to any Plan; and (iv) neither any Loan Party nor ERISA Affiliate has engaged in a non-exempt "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the Code, in connection with any Plan, that would subject any Loan Party to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Code.

      Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Foreign Pension Plan is in compliance and in good standing (to the extent such concept exists in the relevant jurisdiction) in all material respects with all laws, regulations and rules applicable thereto, including all funding requirements, and the respective requirements of the governing documents for such Foreign Pension Plan; (ii) with respect to each Foreign Pension Plan maintained or contributed to by any Loan Party or any Subsidiary of a Loan Party, (A) that is required by applicable law to be funded in a trust or other funding vehicle, such Foreign Pension Plan is in compliance with applicable law regarding funding requirements except to the extent permitted under applicable law and (B) that is not required by applicable law to be funded in a trust or other funding vehicle, reasonable reserves have been established where required by ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained; and (iii) no actions or proceedings have been taken or instituted to terminate or wind-up a Foreign Pension Plan with respect to which the Loan Parties or any Subsidiary of a Loan Party could reasonably be expected to have any liability. The accrued benefit obligations of each Foreign Pension Plan (based on the assumptions used to fund such Foreign Pension Plan) do not exceed the assets of such Foreign Pension Plan by an amount greater than $4,000,000.

      Ownership of Property.

        Each of the Parent and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all Collateral and all of its other real and personal property material to the operation of its business, including all such properties reflected in the most recent audited consolidated balance sheet of the Parent or purported to have been acquired by the Parent or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are material to the business or operations of the Parent and its Subsidiaries are valid and subsisting and are in full force. As of the Closing Date, the real estate listed in Schedule 4.13(a) constitutes all of the real property owned, leased (provided that with respect to such leased property the annual lease payments are greater than $750,000), subleased or used by any Loan Party and the Borrower has delivered copies of all material leases to the Administrative Agent, including all amendments and modifications thereto and all documents entered into in connection therewith;

        Each of the Parent and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, trade names, copyrights and other intellectual property material to its business, and the use thereof by the Parent and its Subsidiaries does not infringe in any material respect on the rights of any other Person. All registered intellectual property of the Loan Parties is properly registered and is identified on Schedule 10 of the Guaranty and Security Agreement. The use of such intellectual property by the Parent and its Subsidiaries and the conduct of their business does not and has not been alleged by any Person to infringe on the rights of any Person.

      Maintenance of Properties; Insurance.

      All material Properties used in the business of the Parent and its Subsidiaries are maintained in good repair, working order and condition (ordinary wear and tear and casualty excepted) and all appropriate repairs, renewals and replacements thereof have been made or will be made in a timely manner. Schedule 4.14 lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each of the Loan Parties, as well as a summary of the key business terms of each such policy such as deductibles, coverage limits and term of policy.

      Disclosure.

      The Borrower has disclosed to the Lenders all agreements, instruments, and corporate or other restrictions to which the Parent or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the reports (including without limitation all reports that the Parent or any Subsidiary of the Parent is required to file with the Securities and Exchange Commission), financial statements, certificates or other written information furnished by or on behalf of the Borrower or other Loan Parties to the Administrative Agent or any Lender in connection with the negotiation or syndication of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading as of the date made; provided, that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

      Labor Relations.

      There are no strikes, lockouts or other labor disputes or grievances against the Parent or any of its Subsidiaries, or, to the Parent's and the Borrower's knowledge, threatened against or affecting the Parent or any of its Subsidiaries, and no unfair labor practice, charges or grievances are pending against the Parent or any of its Subsidiaries, or to the Parent's and the Borrower's knowledge, threatened against any of them before any Governmental Authority, which in each case provided above, could reasonably be expected to have a Material Adverse Effect. All payments due from the Parent or any of its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Parent or any such Subsidiary, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

      Solvency.

      The Parent and its Subsidiaries, when taken as a whole, are Solvent.

      OFAC.

      No Loan Party (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

      Patriot Act.

      Each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of any Loan, and no Letters of Credit, will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

      No Material Adverse Effect.

      Since December 31, 2010, there have been no events or changes in facts or circumstances affecting the Parent or any of its Subsidiaries which had or could reasonably be expected to have a Material Adverse Effect.

      Merger Documents.

        The Borrower has furnished to the Administrative Agent true, complete and correct copies of all material Merger Documents. The Merger Documents have not subsequently been amended, supplemented, or modified (other than (i) amendments, supplements and modifications, if any, delivered to the Administrative Agent on or prior to the Closing Date, or (ii) as expressly permitted by this Agreement after the Closing Date) and constitute the complete understanding among the parties thereto in respect of the matters and transactions covered thereby.

        Reserved.

        The consummation of the Acquisition does not and will not violate or conflict with any laws, rules, regulations or orders of any Governmental Authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Loan Document, Material Contract or other documentation relating to Material Indebtedness, or organizational documents of the Parent or any of its Subsidiaries except if such violations, conflicts, breaches or defaults have not had and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

        Each of the Borrower and the Merger Sub has all requisite organizational power and authority to enter into the Merger Documents to which it is a party and to carry out the Acquisition.

      Brokers.

      No broker or finder acting on behalf of any Loan Party or Affiliate thereof brought about the obtaining, making or closing of the Loans or the Acquisition, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

      No Event of Default.

      No Default or Event of Default has occurred and is continuing.

      Perfection of Security Interest.

    All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Parent or a Subsidiary of the Parent party to one of the Security Documents is the owner (or lessee or licensee in the case of leased or licensed Collateral) of the Collateral free from any Lien, except for the Liens permitted by Section 7.2.

    The security interests created by the Guaranty and Security Agreement and the other Security Documents in favor of the Administrative Agent for the benefit of the Lenders are legal, valid and enforceable security interests in all right, title and interest of the Loan Parties in the Collateral, and the Administrative Agent, for the benefit of the Lenders, has a fully perfected first lien on, and security interest in, all right, title and interest in all of the collateral described therein (subject to the Liens permitted by Section 7.2).

    AFFIRMATIVE COVENANTS

    The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder or any Obligation remains unpaid or outstanding:

      Financial Statements and Other Information.

      The Borrower will deliver, or will cause to be delivered, to the Administrative Agent and each Lender:

        as soon as available and in any event within one hundred five (105) days after the end of each Fiscal Year of the Parent, a copy of the annual audited report for such Fiscal Year for the Parent and its Subsidiaries, containing a consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Parent and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by Ernst & Young LLP or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Parent and its Subsidiaries for such Fiscal Year on a consolidated and consolidating basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

        as soon as available and in any event within fifty (50) days after the end of each of the first three Fiscal Quarters of the Parent, an unaudited consolidated and consolidating balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated and consolidating statements of income and cash flows of the Parent and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Parent's previous Fiscal Year;

        as soon as available and in any event no later than sixty (60) days after the last day of each Fiscal Year, a Budget of the Parent and its Subsidiaries for the forthcoming Fiscal Year, prepared on a quarter by quarter basis;

        concurrently with the delivery of the financial statements referred to in paragraphs (a) and (b) of this Section 5.1, a Compliance Certificate signed by a Responsible Officer of the Borrower, (i) certifying as to whether there exists a Default or Event of Default on the date of such certificate, and if a Default or an Event of Default then exists, specifying the details thereof and the action which the Borrower has taken or proposes to take with respect thereto; (ii) setting forth in reasonable detail calculations demonstrating compliance with the financial covenants set forth in ARTICLE VI; and (iii) stating whether any change in GAAP or the application thereof has occurred since the date of the Parent's and its Subsidiaries' audited financial statements referred to in Section 4.5(a) and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; provided, however, that no action shall be required by the Borrower under this clause (iii) to the extent any such change in GAAP or the application thereof does not affect or apply to the Parent and its Subsidiaries, including the presentation by the Borrower of such financial statements;

        concurrently with the delivery of the financial statements referred to in paragraphs (a) and (b) in this Section 5.1, a management discussion and analysis of the material operational and financial developments of the Parent and its Subsidiaries during such period relating to such financial statements;

        concurrently with the delivery of the financial statements referred to in paragraph (a) of this Section 5.1, a list of all sales or other dispositions of assets made pursuant to Section 7.6(d) of this Agreement by the Parent and its Subsidiaries during the Fiscal Year most recently ended, including a description of the type of replacement assets and amount and type of other proceeds, if any, received from such sales or other dispositions;

        as soon as available and in any event within thirty (30) days after the end of each Fiscal Year, a list of current Cruise Line Contracts showing the number of ships served and the contract expiration date for each;

        promptly, but in any event within two (2) Business Days (or such longer period as the Administrative Agent may permit, not to exceed five (5) Business Days) of any written claim for release of any funds comprising the Escrow Amount, the Borrower will give written notice to the Administrative Agent of such claim for release; and

        promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Parent or any Subsidiary of the Parent as the Administrative Agent or any Lender may reasonably request.

      So long as the Borrower and/or the Parent is required to file periodic reports under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, the Borrower may satisfy its obligation to deliver the financial statements and the management discussion and analysis (to the extent such management discussion and analysis is contained in its Form 10-Ks and Form 10-Qs filed with the U.S. Securities and Exchange Commission) referred to in paragraphs (a), (b) and (e) of this Section 5.1 by delivering copies of its Form 10-Ks and Form 10-Qs filed with the U.S. Securities and Exchange Commission by electronic mail to such e-mail addresses as the Administrative Agent and Lenders shall have provided to the Borrower from time to time.

      In the event that any financial statement delivered pursuant to paragraphs (a) or (b) of this Section 5.1 immediately above or any Compliance Certificate is shown to be inaccurate (regardless of whether this Agreement or any Commitment is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an "Applicable Period") than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Margin for such Applicable Period shall be determined in accordance with the corrected Compliance Certificate, and (iii) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent to the Obligations. This Section 5.1 shall not limit the rights of the Administrative Agent or the Lenders with respect to Section 2.13(c) and ARTICLE VIII.

      Notices of Material Events.

      The Borrower will furnish, or will cause to be furnished, to the Administrative Agent and each Lender prompt (or if a certain time period is required in the Guaranty and Security Agreement for any notification described below, by no later than the end of such time period) written notice of the following:

        the occurrence of any Default or Event of Default;

        the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting the Parent or any Subsidiary which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

        the filing or commencement of any action, suit or proceeding by any Person affecting the Collateral which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

        the occurrence of any event or any other development by which the Parent or any of its Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit; (ii) becomes subject to any Environmental Liability; (iii) receives notice of any claim with respect to any Environmental Liability; or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

        the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

        the occurrence of any default or event of default, or the receipt by the Parent or any of its Subsidiaries of any written notice of an alleged default or event of default, with respect to any Material Indebtedness of the Parent or any of its Subsidiaries, any Material Contract or the Merger Documents;

        any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

        the creation or acquisition by any Loan Party of any Subsidiary; and

        (i) the receipt of any written notice from any Governmental Authority with respect to any violation or alleged violation of any Franchise Laws which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (ii) if the Borrower or any of its Subsidiaries becomes subject to any judgment, order, injunction, decree, writ, award, permit or license of any Governmental Authority or any arbitrator with respect to the offer or sale of Franchises in any jurisdiction which could reasonably be expected to result in a Material Adverse Effect; (iii) if any material right of rescission, right of refund, set-off, counterclaim or defense is pending or threatened against the Borrower or any of its Subsidiaries with respect to any Franchise Agreement which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (iv) any pending and known threatened Franchise-related arbitrations, mediations, litigation, class proceedings, complaints or other disputes (A) from any Franchisee, (B) from any association purporting to represent a group of Franchisees, or (C) from any Governmental Authority, including, but not limited to, any government injunctive or restrictive actions, in each case, which if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (v) the receipt of any written notice of noncompliance from any Franchisee with respect to any Franchise Agreement or a breach of any obligations or duties which could reasonably be expected to result in a Material Adverse Effect; or (vi) if any Franchisee asserts in writing a right of rescission or termination, or has asserted in writing an intention to cease operating its franchised center or not renew its franchise, which assertion has not yet been resolved, which could reasonably be expected to result in a Material Adverse Effect.

      Each notice delivered under this Section 5.2 shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      Existence; Conduct of Business.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the same business as presently conducted, (but may engage in such other businesses that are reasonably related, ancillary or incidental thereto) except to the extent the board of directors of the Borrower or the Parent, as the case may be, shall have determined that the continued operation or existence of any Subsidiary (not a Subsidiary Loan Party) or line of business is not necessary for the continued operation of the core business of the Borrower or the Parent, as the case may be; provided, that nothing in this Section 5.3 shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3.

      Compliance with Laws, Etc.

      The Borrower will, and will cause its Parent and each of the Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including without limitation, all Environmental Laws, Franchise Laws, ERISA and OSHA, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      Payment of Obligations.

      The Borrower will, and will cause its Parent and each of its Subsidiaries to, pay and discharge all of its obligations and liabilities (including without limitation all Taxes, assessments and other government charges, levies and all other claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) the Parent, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make such payment and discharge could not reasonably be expected to result in a Material Adverse Effect.

      Books and Records.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, keep proper books of record and account in which full, true and correct entries shall be made of all financial transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of the Parent in conformity with GAAP. The principal records and books of account, including those concerning the Collateral, shall be kept at the chief executive office of the Borrower or the chief executive office of the Target. The Borrower will not move such records and books of account or change its chief executive office or the name under which it does business without (a) giving the Administrative Agent at least 10 days' prior written notice, and (b) executing and delivering, or authorizing the filing by the Administrative Agent of, financing statements reasonably satisfactory to the Administrative Agent prior to such move or change.

      Visitation, Inspection, Etc.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, permit any representative of the Administrative Agent or any Lender, to visit and inspect its Properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all in accordance with Section 6(g) of the Guaranty and Security Agreement.

      Maintenance of Properties.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      Insurance.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and the Properties and the business and Properties of its Parent and the Subsidiaries of the Parent against loss or damage of the kinds and for amounts customarily carried or maintained by corporations of established reputation engaged in similar businesses and will deliver evidence thereof to the Administrative Agent. With respect to such insurance maintained by any Loan Party, the Borrower shall, and shall cause each Loan Party to, maintain insurance in accordance with Section 7(a) of the Guaranty and Security Agreement. In the event the Parent or any of its Subsidiaries fails to provide the Administrative Agent with evidence of the insurance coverage required by this Agreement and the Guaranty and Security Agreement, the Administrative Agent may purchase insurance at the Borrower's expense to protect the Administrative Agent's interests in the Collateral. This insurance may, but need not, protect the interests of the Parent or any of its Subsidiaries. The coverage purchased by the Administrative Agent may not pay any claim made by the Parent or any of its Subsidiaries or any claim that is made against the Parent or any of its Subsidiaries in connection with the Collateral. The Borrower may later cancel, or cause to be cancelled, any insurance purchased by the Administrative Agent, but only after providing the Administrative Agent with evidence that the Borrower has obtained, or has caused to be obtained, insurance as required by this Agreement. If the Administrative Agent purchases insurance for the Collateral, the Borrower will be responsible for the costs of that insurance, including interest and other Charges imposed by such the Administrative Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance the Borrower is able to obtain on its own.

      Use of Proceeds and Letters of Credit.

        The proceeds of the Revolving Loans shall be used (i) to finance a portion of the Acquisition, (ii) to provide for working capital and general corporate purposes, including to finance Permitted Acquisitions, and (iii) to pay certain fees and expenses associated with or related to this Agreement and the Acquisition. The Borrower will obtain Letters of Credit solely for general corporate and working capital purposes.

        The proceeds of the Term Loan shall be used solely to finance the Acquisition.

      Additional Subsidiaries.

        If any Subsidiary becomes a Material Subsidiary after the Closing Date, or any Material Subsidiary is acquired or formed after the Closing Date, the Borrower will promptly notify the Administrative Agent and the Lenders thereof and, within ten (10) Business Days after any such Subsidiary becomes a Material Subsidiary, or such Material Subsidiary is acquired or formed, will cause such Material Subsidiary to become a Subsidiary Loan Party.

        If, at any time, determined as of each Fiscal Quarter and based upon the financial statements delivered pursuant to Sections 5.1(a) and (b), as the case may be, the aggregate net income or assets (on a non-consolidated basis) of the Subsidiaries (and for this purpose, the Excluded Subsidiaries shall be included and shall be deemed to be Subsidiaries of the Parent) that are not Material Subsidiaries are equal to or greater than the Aggregate Subsidiary Threshold, then the Borrower shall cause one or more of such non-Material Subsidiaries to become additional Subsidiary Loan Parties, as provided in paragraph (d) of this Section 5.11, within ten (10) Business Days after such date of determination, so that after including the net income and assets of any such additional Subsidiary Loan Parties, the aggregate net income and assets (on a non-consolidated basis) of all Subsidiaries (including the Excluded Subsidiaries) that are not Subsidiary Loan Parties would be less than the Aggregate Subsidiary Threshold.

        Upon the occurrence and during the continuation of any Event of Default, if the Required Lenders so direct, the Borrower shall cause all of the Subsidiaries of the Parent to become additional Subsidiary Loan Parties, regardless of whether such Subsidiaries are Material Subsidiaries or not, as provided in paragraph (d) of this Section 5.11, within ten (10) Business Days after the Borrower's receipt of written confirmation of such direction from the Administrative Agent.

        A Subsidiary shall become an additional Subsidiary Loan Party by executing and delivering to the Administrative Agent a Guaranty and Security Agreement Supplement, and in the case of certain Foreign Subsidiaries, a Security Document, in a form and substance reasonably satisfactory to the Administrative Agent, accompanied by (i) all other Loan Documents related thereto; (ii) certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the board of directors of such Subsidiaries, and, except in the case of Section 5.11(c) above, opinions of counsel comparable to those delivered pursuant to Section 3.1(b) and Section 3.2(c); and (iii) such other documents as the Administrative Agent may reasonably request. No Subsidiary that becomes a Subsidiary Loan Party shall thereafter cease to be a Subsidiary Loan Party or be entitled to be released or discharged from its obligations under the Subsidiary Guaranty Agreement.

        Notwithstanding anything in this Section 5.11 to the contrary, no Foreign Subsidiary that is (A) a "controlled foreign corporation" ("CFC") within the meaning of Section 957(a) of the Code and (B) a direct or indirect Subsidiary of the Borrower (provided that the Borrower is a "United States Person" within the meaning of Section 7701(a)(30) of the Code) shall be required to guarantee or pledge assets as Collateral to support any Obligation of the Borrower, and no more than sixty-five percent (65%) of the voting power of all classes of Capital Stock of such a Subsidiary shall be pledged as Collateral to support any Obligation of the Borrower. For the sake of clarity, a Subsidiary that is a CFC may pledge its assets or have its shares pledged as Collateral to support the obligation of any obligor that is not a "United States Person" within the meaning of Section 7701(a)(30).

        Notwithstanding anything in this Section 5.11 to the contrary, but subject to Section 5.11(e), upon the consummation of the Acquisition, the Borrower shall cause the Target and its Subsidiaries to become Subsidiary Loan Parties.

      Additional Collateral.

        Subject to Section 5.11(e), after the Closing Date, in the event any Loan Party acquires a fee interest or ground lease in any Real Estate with a fair market value in excess of $5,000,000 or acquires additional fee interests or ground leases in Real Estate such that the aggregate total fair market value of the Real Estate for such Loan Party exceeds $20,000,000, the Borrower shall, or shall cause the respective Loan Party to, deliver to the Administrative Agent a fully executed Mortgage over such acquired Property in form and substance reasonably satisfactory to the Administrative Agent, together with such title insurance policies, surveys, appraisals, evidence of insurance, legal opinions, environmental assessments and other documents and certificates as shall be reasonably required by the Administrative Agent. To the extent any Loan Party entered into a new lease after the Closing Date for premises which the Borrower reasonably anticipates will contain Collateral (other than fixtures) with an aggregate fair market value in excess of $500,000, the Borrower shall forward, or shall cause to be forwarded, such lease to the Administrative Agent and, if reasonably requested by the Administrative Agent, cause a Collateral Access Agreement or similar landlord waiver and consent, in a form and substance reasonably satisfactory to the Administrative Agent, to be executed by the applicable Loan Party and the applicable landlord for the benefit of the Administrative Agent and the Lender and promptly delivered to the Administrative Agent.

        Subject to Section 5.11(e), the Borrower shall (i) cause each Person, upon its becoming a Material Subsidiary (provided that this shall not be construed to constitute consent by any of the Lenders to any transaction not expressly permitted by the terms of this Agreement), promptly to guaranty the Obligations, pursuant to Section 5.11, and to grant to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a security interest in the real, personal and mixed Property of such Person to secure the Obligations and (ii) pledge, or cause to be pledged, to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, all of the Capital Stock of such Material Subsidiary, to secure the Obligations. The documentation for such guaranty, security and pledge shall be substantially similar to the Loan Documents executed concurrently herewith with such modifications as are reasonably requested by the Administrative Agent.

        Subject to Section 5.11(e), immediately after (i) the Acquisition and the date any of the Target or any of its Subsidiaries, as the case may be, becomes a Subsidiary Loan Party, the Borrower shall use commercially reasonable efforts to deliver to the Administrative Agent, with respect to any lease entered into by such Subsidiary Loan Party for premises which the Borrower reasonably anticipates will contain Collateral (other than fixtures) with an aggregate fair market value in excess of $500,000, a landlord waiver and consent agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed by the applicable landlord and the applicable lessee for the benefit of the Administrative Agent and the Lenders.

      Taxes.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material Taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its Property; provided, that any such Tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall be diligently contested in good faith by appropriate proceedings and if the Parent or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that the Parent and each Subsidiary of the Parent will pay or secure with a bond all such Taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

      Compliance with Contracts, Licenses, and Permits.

      The Borrower will, and will cause its Parent and each of the Subsidiaries of the Parent to, comply with (a) the provisions of its applicable organizational documents, (b) all agreements (including Franchise Agreements) and instruments by which it or any of its Properties may be bound and (c) all applicable decrees, orders, and judgments, in each case, to the extent that the failure to so comply would reasonably be expected to have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any Governmental Authority shall become necessary or required in order that the Parent or any of its Subsidiaries may fulfill any of the Obligations, the Borrower will, or (as the case may be) will cause such Parent or such Subsidiary of the Parent, as applicable, to promptly take or cause to be taken all reasonable steps within the power of such Parent or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

      Ownership.

      The Borrower shall at all times be directly one hundred percent (100%) owned by the Parent.

      Further Assurances.

      The Borrower will, and will cause each Loan Party to, execute any and all further documents, agreements and instruments, and take all such further actions which may be required under any applicable law, or which the Administrative Agent or any Lender may reasonably request, to effectuate the transactions contemplated by the Loan Documents.

      Post-Closing Obligations.

    The Borrower will, and will cause each Loan Party to, (a) within thirty (30) Business Days of the Closing Date, or such later date as determined by the Administrative Agent in its sole discretion, deliver evidence reasonably satisfactory to the Administrative Agent that corrective filings have been made with respect to the four (4) trademarks, which trademarks are filed as (i) registration number 3116080 registered on July 18, 2006, (ii) registration number 3156202 registered on October 17, 2006, (iii) registration number 3130852, registered on August 15, 2006 and (iv) registration number 2297135 registered on November 30, 1999, registered in the name of "Bliss World, LLC, a New York limited liability company" and cause such trademarks to be registered in the name of "Bliss World, LLC, a Delaware limited liability company", and (b) within sixty (60) days of the Closing Date, or such later date as determined by the Administrative Agent in its sole discretion, deliver certificates of insurance issued on behalf of insurers of the Loan Parties, describing in reasonable detail the types and amounts of insurance (property and liability) maintained by the Loan Parties, naming the Administrative Agent as additional insured on liability policies and as loss payee for property and casualty policies, in each case meeting the requirements of Section 5.9 and Section 7(a) of the Guaranty and Security Agreement.

    FINANCIAL COVENANTS

    The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder or any Obligation remains unpaid or outstanding:

      Leverage Ratio.

      The Parent and its Subsidiaries, on a consolidated basis, shall have as of the last day of each applicable Fiscal Quarter and the twelve (12) month period then ended (commencing with the Fiscal Quarter ending December 31, 2011), a Leverage Ratio of not greater than:

Fiscal Quarter	Leverage Ratio

Each Fiscal Quarter ending prior to March 31, 2013 Each Fiscal Quarter ending on or after March 31, 2013 and prior to March 31, 2014	2.25:1.00 2.00:1.00
Each Fiscal Quarter ending on or after March 31, 2014	1.75:1.00

      Adjusted Leverage Ratio.

      The Parent and its Subsidiaries, on a consolidated basis, shall have as of the last day of each applicable Fiscal Quarter and the twelve (12) month period then ended (commencing with the Fiscal Quarter ending December 31, 2011), an Adjusted Leverage Ratio of not greater than:

Fiscal Quarter	Adjusted Leverage Ratio

Each Fiscal Quarter ending prior to March 31, 2013 Each Fiscal Quarter ending on or after March 31, 2013 and prior to March 31, 2014	4.50:1.00 4.25:1.00
Each Fiscal Quarter ending on or after March 31, 2014	4.00:1.00

      Fixed Charge Coverage Ratio.

      The Parent and its Subsidiaries, on a consolidated basis, shall have as of the last day of each applicable Fiscal Quarter and the twelve month period then ended (commencing with the Fiscal Quarter ending December 31, 2011), a Fixed Charge Coverage Ratio of not less than 1.25:1:00.

      Capital Expenditures.

    The Parent and its Subsidiaries will not make Capital Expenditures in excess of (a) $15,000,000 for Fiscal Year 2011, (b) $25,000,000 for Fiscal Year 2012, (c) $30,000,000 for Fiscal Year 2013 and (d) $35,000,000 during any Fiscal Year thereafter; provided that Capital Expenditures made by acquired Subsidiaries prior to the closing of the Acquisition or any Permitted Acquisition by the Parent or any of its Subsidiaries shall not apply to such threshold amount.

    NEGATIVE COVENANTS

    The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder or any Obligation remains outstanding:

      Indebtedness and Preferred Equity.

      The Borrower will not, and will not permit its Parent and any of the Subsidiaries of the Parent to, create, incur, assume or suffer to exist any Indebtedness, except:

        Indebtedness created pursuant to the Loan Documents;

        Indebtedness of the Parent and its Subsidiaries existing on the date hereof and set forth on Schedule 7.1 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

        Indebtedness of the Parent or any Subsidiary of the Parent incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided, that such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvements or extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof; provided, further, that the aggregate principal amount of such Indebtedness does not exceed $10,000,000 at any time outstanding;

        Indebtedness of the Parent owing to any Subsidiary of the Parent and of any Subsidiary of the Parent owing to the Parent or any other Subsidiary of the Parent; provided, that any such Indebtedness that is owed by a Subsidiary that is not a Subsidiary Loan Party shall be subject to Section 7.4; provided, further, that if any Loan Party is the obligor on any such Indebtedness described in this Section 7.1(d), such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms reasonably satisfactory to the Administrative Agent;

        Guarantees in the ordinary course of business by the Parent of Indebtedness of any Subsidiary of the Parent and by any Subsidiary of the Parent of Indebtedness of the Parent or any other Subsidiary of the Parent; provided, that Guarantees by any Loan Party of Indebtedness of any Subsidiary that is not a Subsidiary Loan Party shall be subject to Section 7.4;

        Indebtedness of any Person which becomes a Subsidiary of the Parent after the date of this Agreement; provided, that (i) such Indebtedness exists at the time that such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of such Indebtedness permitted hereunder (excluding Indebtedness of the Target up to an aggregate principal amount of $500,000) shall not exceed $5,000,000 outstanding at any time;

        Reserved;

        Reserved;

        Indebtedness in respect of Hedging Obligations permitted by Section 7.10; and

        other Indebtedness of the Parent or its Subsidiaries in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

      The Borrower will not, and will not permit the Parent or any Subsidiary of the Parent to, issue any preferred stock or other preferred equity interests that (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; (ii) is or becomes by its terms mandatorily redeemable or repurchaseable by the Parent or such Subsidiary at the option of the holder thereof, in whole or in part; or (iii) is convertible or exchangeable at the option of the holder thereof for Indebtedness or preferred stock or any other preferred equity interests described in this paragraph, on or prior to, in the case of clause (i), (ii) or (iii), within ninety-one (91) days after the Revolving Commitment Termination Date.

      Negative Pledge.

      Subject to Section 7.1, the Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired, except:

        Permitted Liens;

        purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing any Capital Lease Obligations); provided, that (i) such Lien secures Indebtedness permitted by Section 7.1(c), (ii) such Lien attaches to such asset concurrently or within ninety (90) days after the acquisition, improvement or completion of the construction thereof; (iii) such Lien does not extend to any other asset; and (iv) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets;

        any Lien (i) existing on any asset of any Person (including the Target and any Permitted Acquisition Target) at the time such Person becomes a Subsidiary of the Parent; (ii) existing on any asset of any Person (including a Permitted Acquisition Target) at the time such Person is merged with or into the Parent or any Subsidiary of the Parent; or (iii) existing on any asset prior to the acquisition thereof by the Parent or any Subsidiary of the Parent; provided, that any such Lien does not secure Indebtedness in excess of that permitted under Section 7.1(f) and was not created in the contemplation of any of the foregoing and any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition and any extension, renewal or replacement of such obligations otherwise permitted hereunder;

        Liens incurred in connection with any sale/leaseback transaction permitted under Section 7.9;

        Liens securing Indebtedness of the Parent or its Subsidiaries permitted under Section 7.1(j) not exceeding $5,000,000 in the aggregate; and

        extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (e) of this Section 7.2; provided, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby.

      Fundamental Changes; Permitted Acquisitions.

        The Borrower will not and will not cause or permit the Parent or the Parent's Subsidiaries to directly or indirectly: (i) amend, modify or waive any term or provision of its organizational documents, including its articles of incorporation, certificates of designations pertaining to preferred stock, by-laws, partnership agreement or operating agreement unless required by law except if such amendment, modification, or waiver could not reasonably be expected to have a Material Adverse Effect; (ii) consummate any transaction of merger or consolidation except upon not less than five (5) Business Days prior written notice to the Administrative Agent, any Subsidiary of the Parent may be merged with or into any wholly-owned Subsidiary of the Parent so long as if either such Subsidiary was a Subsidiary Loan Party prior to such merger, the surviving Subsidiary is a Subsidiary Loan Party; (iii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except to the extent the Board of Directors of the Parent determines that such Subsidiary (to the extent such Subsidiary is not a Loan Party) is not necessary to the continued operation of the core business of the Parent; or (iv) acquire by purchase or otherwise all or any substantial part of the business or assets of, or a business line, unit or division of, any other Person except pursuant to the Acquisition, a Permitted Acquisition or any Investment permitted under Section 7.4.

        Notwithstanding the foregoing, in addition to the Acquisition, the Parent or its Subsidiaries may acquire all or substantially all of the assets or Capital Stock of, or a business line, unit or division of, any Person (the "Permitted Acquisition Target") (in each case, a "Permitted Acquisition") subject to the satisfaction of each of the following conditions or waiver thereof by the Requisite Lenders:

          the Administrative Agent shall receive at least fifteen (15) Business Days' prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;

          such Permitted Acquisition shall only involve a business (A) of the type engaged in by the Parent and its Subsidiaries as of the Closing Date or the Delayed Draw Date, as applicable; or (B) substantially similar, related or incidental to the business engaged in by the Parent and its Subsidiaries as of the Closing Date or Delayed Draw Date, as applicable, and which business would not subject the Administrative Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to the Loan Parties prior to such Permitted Acquisition;

          no additional Indebtedness or other liabilities other than permitted pursuant to Section 7.1 shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of the Parent and its Subsidiaries (including the Permitted Acquisition Target and its Subsidiaries if they constitute Subsidiaries of the Parent or its Subsidiaries) after giving effect to such Permitted Acquisition, except (A) Loans made hereunder, and (B) ordinary course trade payables and accrued expenses and other Indebtedness of the Permitted Acquisition Target to the extent permitted by Section 7.1;

          both before or after giving effect to the proposed Permitted Acquisition on a pro forma basis, the Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in ARTICLE VI and the Borrower shall provide the Administrative Agent with evidence satisfactory to the Administrative Agent in its sole discretion that the Parent and its Subsidiaries are in such compliance;

          in the case of a Permitted Acquisition of Capital Stock of a Person, the Permitted Acquisition shall be of at least ninety percent (90%) of the Capital Stock of Permitted Acquisition Target;

          the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis and approved by the Permitted Acquisition Target's board of directors or comparable governing body (and shareholders, if necessary) prior to the consummation of the Permitted Acquisition; and the acquisition documents in respect of which are reasonably satisfactory to the Administrative Agent (including, without limitation, in respect of representations, indemnities and opinions) and the results of due diligence in respect of such purchase are reasonably satisfactory to the Administrative Agent;

          without the prior written consent of the Required Lenders, the purchase price for the Permitted Acquisition shall not exceed an amount which, when taken together with all other Permitted Acquisitions permitted under this Section 7.3, would exceed $35,000,000 in any Fiscal Year (including the incurrence or assumption of any Indebtedness in connection therewith and transaction-related contractual payments required to be made during the term of this Agreement, including the maximum amounts payable under earn-out or similar contingent purchase price adjustments or agreements to be made during the term of this Agreement, and any other Restricted Payment pursuant to the acquisition agreement governing any Permitted Acquisition), and the Parent and its Subsidiaries shall have complied with all of the requirements of the Loan Documents in respect thereof;

          the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Liens permitted by Section 7.2);

          at or prior to the closing of any Permitted Acquisition, the Administrative Agent for the benefit of the Lenders shall be granted a first priority perfected Lien (to the extent required by the Security Documents and subject to Liens permitted by Section 7.2) in all assets acquired pursuant thereto or in the assets and Capital Stock of the Permitted Acquisition Target as and to the extent required by Section 5.11 and Section 5.12, and the Parent and/or its Subsidiaries, as applicable, and the Permitted Acquisition Target shall have executed such documents and taken such actions as may be reasonably required by the Administrative Agent in connection therewith;

          concurrently with delivery of the notice referred to in paragraph (b)(i) of this Section 7.3, the Borrower shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of the Responsible Officer of the Parent to the effect that (x) the Parent and its Subsidiaries, when taken as a whole, will be Solvent upon the consummation of the Permitted Acquisition and (y) the Parent and its Subsidiaries have completed their due diligence investigation with respect to the Permitted Acquisition Target and such Permitted Acquisition, which investigation was conducted in a manner similar to that which would have been conducted by a prudent purchaser of a comparable business and the results of which investigation were delivered to the Administrative Agent;

          at least five (5) Business Days prior (or such alternative date acceptable to the Administrative Agent) to the date of such Permitted Acquisition, the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results, copies of all environmental reports and memoranda related thereto to the extent prepared in connection with such Permitted Acquisition, and other documents reasonably requested by the Administrative Agent;

          to the extent such information is available to the applicable purchaser prior to the date of such Permitted Acquisition, the Borrower shall have delivered to the Administrative Agent a copy of the annual audited report for the two (2) most recent fiscal years for the Permitted Acquisition Target and its Subsidiaries containing a consolidated balance sheet of the Permitted Acquisition Target and its Subsidiaries as of the end of such fiscal years and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Permitted Acquisition Target and its Subsidiaries for such fiscal years, setting forth in each case in comparative form the figures for the previous fiscal years, all in reasonable detail and reported on by an independent public accountant of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Permitted Acquisition Target and its Subsidiaries for such fiscal years on a consolidated and consolidating basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

          other than with respect to the Specified Acquisition, at least ten (10) Business Days prior to the date of such Permitted Acquisition, the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, unaudited consolidated balance sheet of the Permitted Acquisition Target and its Subsidiaries as of the end of the two (2) most recent fiscal quarters for the Permitted Acquisition Target and its Subsidiaries and the related unaudited consolidated and consolidating statements of income and cash flows of the Permitted Acquisition Target and its Subsidiaries for such fiscal quarters, setting forth in each case in comparative form the figures for the corresponding quarter;

          the Administrative Agent shall receive evidence, in form and substance reasonably satisfactory to the Administrative Agent, that the Permitted Acquisition Target and its Subsidiaries has consolidated EBITDA for the trailing twelve (12) month period prior to such Permitted Acquisition date of not less than $0; and

          at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

        The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, engage in any business other than businesses of the type conducted by the Parent and its Subsidiaries on the Closing Date and the Delayed Draw Date, as applicable, and businesses reasonably related, ancillary or complimentary, thereto.

      Investments, Loans, Etc.

      The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any Capital Stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of a Person, or any assets of any other Person that constitute a business unit or division of any other Person, or create or form any Subsidiary (all of the foregoing being collectively called "Investments"), except:

        Investments (other than Permitted Investments) existing on the date hereof and set forth on Schedule 7.4 (including Investments in Subsidiaries);

        Permitted Investments;

        Investments constituting Permitted Acquisitions and the Acquisition;

        Guarantees by the Parent and its Subsidiaries to the extent constituting Indebtedness permitted by Section 7.1; provided, that the aggregate principal amount of Indebtedness of Subsidiaries that are not Subsidiary Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (e) immediately below in this Section 7.4;

        Investments made by the Parent in or to any Subsidiary of the Parent and by any Subsidiary of the Parent to the Parent or in or to another Subsidiary of the Parent; provided, that, after the Closing Date, the aggregate amount of Investments by Loan Parties in or to, and Guarantees by Loan Parties of Indebtedness of any Subsidiary that is not a Subsidiary Loan Party (including all such Investments and Guarantees existing on the Closing Date) shall not exceed $10,000,000 at any time outstanding;

        Investments in trade receivables or received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

        Investments consisting of deposit accounts maintained by the Parent and its Subsidiaries in the ordinary course of business in connection with their cash management system;

        Investments consisting of non-cash consideration from a sale, assignment, transfer, lease, conveyance or other disposition of Property permitted by Section 7.6;

        Investments constituting contributions to and payment of benefits by the Parent or its Subsidiaries under any Plan in existence as of the Closing Date as required by the benefit commitments in such Plan as of the Closing Date;

        Hedging Transactions permitted by Section 7.10; and

        Other Investments in addition to those permitted elsewhere in this Section 7.4 in an aggregate amount not to exceed $5,000,000 at any time outstanding.

      Restricted Payments.

      The Borrower will not, and will not permit the Parent or any Subsidiaries of the Parent to, declare or make, or agree to pay or make, directly or indirectly, any dividend or distribution on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of Capital Stock or Indebtedness subordinated in right of payment to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (a) dividends payable by the Parent or any Subsidiary of the Parent solely in the Parent's or such Subsidiary's Capital Stock; (b) dividends payable by the Parent on its Capital Stock; provided, that, (i) the Term Loans have been paid in full and satisfied and the Term Loan Commitments are no longer outstanding and (ii) there are no Revolving Loans then outstanding; (c) repurchases and redemptions of the Parent's and its Subsidiaries' Capital Stock; provided, that (x) the aggregate amount of such Restricted Payments in the form of Capital Stock repurchases made by the Parent and/or its Subsidiaries does not exceed $25,000,000 for any Fiscal Year, and (y) the Parent and its Subsidiaries are in pro forma compliance (after giving effect to such Restricted Payments) with the financial covenants set forth in ARTICLE VI; (d) Restricted Payments made by any Subsidiary of the Parent to the Parent or to another Subsidiary of the Parent, on at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by the Parent and other wholly owned Subsidiaries of the Parent; (e) Restricted Payments made with respect to intercompany Indebtedness that is expressly subordinate to the Obligations and permitted pursuant to Section 7.1(d); and (f) Restricted Payments made pursuant to any acquisition agreement governing any Permitted Acquisition; provided, that in no event shall any Restricted Payment (including, without limitation, those listed in paragraphs (a) - (f) of this Section 7.5) be declared or made if either a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

      Sale of Assets.

      The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than a Loan Party (or to qualify directors if required by applicable law), except:

        the sale or other disposition for fair market value of obsolete or worn out property or other property not necessary for operations disposed of in the ordinary course of business;

        the sale of inventory and Permitted Investments in the ordinary course of business;

        transfers of assets between the Loan Parties;

        sales, assignments, transfers, leases, conveyances or other dispositions of assets (other than pursuant to paragraphs (a), (b) and (c) of this Section 7.6), if such transaction (i) is for consideration consisting at least seventy-five percent (75%) of cash, (ii) is for not less than fair market value (as determined in good faith by the Borrower's board of directors or equivalent governing body), and (iii) when combined with all such other transactions (each such transaction being valued at book value) during the immediately preceding twelve (12) month period, represents the disposition of not greater than either (x) three percent (3%) of the total consolidated assets of the Parent and its Subsidiaries or (y) three percent (3%) of the net income of the Parent and its Subsidiaries, in each case, determined as at the end of the Fiscal Year immediately preceding that in which such transaction is proposed to be entered into; and

        the Sale/Leaseback Transactions, if any, identified on Schedule 7.9.

      Notwithstanding anything to the contrary, proceeds from such permitted sales and dispositions shall be applied in accordance with Section 2.12. Notwithstanding anything to the contrary, the Capital Stock or substantially all of the assets of a Subsidiary Loan Party may not be conveyed, sold, leased, assigned, transferred or otherwise disposed of to any Person other than a Loan Party.

      Transactions with Affiliates.

      The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Parent or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; (b) transactions between or among the Parent and any Subsidiary of the Parent not involving any other Affiliates; and (c) any Restricted Payment permitted by Section 7.5. For purposes of this Section 7.7, Affiliates shall be deemed to include the Excluded Subsidiaries.

      Restrictive Agreements.

      The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Parent or any of its Subsidiaries to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired; or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its Capital Stock, to make or repay loans or advances to the Parent or any other Subsidiary, to Guarantee Indebtedness of the Parent or any other Subsidiary of the Parent or to transfer any of its property or assets to the Parent or any Subsidiary of the Parent; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Loan Document; (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided, such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder; (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness; and (iv) clause (a) shall not apply to customary provisions in leases restricting the assignment thereof.

      Sale and Leaseback Transactions.

      The Borrower will not, and will not permit the Parent and any of the Subsidiaries of the Parent to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any Property used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such Property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (each, a "Sale/Leaseback Transaction"), except for those Sale/Leaseback Transactions listed on Schedule 7.9, or unless the sale involved in such Sale/Leaseback Transaction is not prohibited by Section 7.6 and the lease involved in such Sale/Leaseback Transaction is not prohibited by Section 7.1.

      Hedging Transactions.

      The Borrower will not, and will not permit the Parent and any of the Subsidiaries of the Parent to, enter into any Hedging Transaction, other than Hedging Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Parent or any Subsidiary of the Parent is exposed in the conduct of its business or the management of its liabilities. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedging Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Transaction under which the Parent or any of the Subsidiaries of the Parent is or may become obliged to make any payment (a) in connection with the purchase by any third party of any Capital Stock or any Indebtedness or (b) as a result of changes in the market value of any Capital Stock or any Indebtedness) is not a Hedging Transaction entered into in the ordinary course of business to hedge or mitigate risks.

      Amendment to Material Documents.

      The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, amend, modify or waive any of its rights under (a) any certificate of incorporation, bylaws or other organizational documents, (b) any Material Contract, (c) any Merger Document, or (d) any documentation related to Material Indebtedness, if, in each case of (a), (b), (c) or (d) above, such amendment, modification or waiver could reasonably be expected to have a Material Adverse Effect.

      Accounting Changes.

      The Borrower will not, and will not permit the Parent or any of the Subsidiaries of the Parent to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the Fiscal Year of the Parent or of any of its Subsidiaries, except to change the fiscal year of a Subsidiary to conform its fiscal year to that of the Parent and the Borrower.

      Government Regulation; OFAC.

    Neither the Parent nor any of its Subsidiaries will (i) be or become subject at any time to any law, regulation, or list of any Governmental Authority of the United States (including, without limitation, the OFAC list) that prohibits or limits the Lenders or the Administrative Agent from making any advance or extension of credit to the Borrower or from otherwise conducting business with the Loan Parties, or (ii) fail to provide documentary and other evidence of the identity of the Loan Parties as may be requested by the Lenders or the Administrative Agent at any time to enable the Lenders or the Administrative Agent to verify the identity of the Loan Parties or to comply with any applicable law or regulation, including, without limitation, Section 326 of the Patriot Act.

    No Loan Party will, and no Loan Party will permit any of its Subsidiaries to (i) become a person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)); (ii) engage in any dealings or transactions prohibited by Section 2 of such executive order, or be otherwise knowingly associated with any such person in any manner in violation of Section 2; (iii) be a person on the list of Specially Designated Nationals and Blocked Persons (an "SDN") under OFAC regulations; or (iv) conduct business with an SDN or in a country in violation of an economic sanctions program of the United States administered by OFAC or any successor agency.

      Hazardous Materials.

      The Borrower will not, and will not cause or permit the Parent or any of the Subsidiaries of the Parent to, cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities by the Loan Parties or any of their Subsidiaries under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than in the case of (a) or (b), such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

      ERISA; Foreign Pension Plans.

        The Borrower will not and will not cause or permit any ERISA Affiliate to cause or permit to occur an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

        The Borrower shall not, and shall not cause or permit the Parent or any of the Subsidiaries of the Parent to, establish, maintain and operate any Foreign Pension Plan that is not in compliance with all the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority or the respective requirements of the governing documents for such Foreign Pension Plan, where the failure to comply could reasonably be expected to have a Material Adverse Effect.

      Use of Proceeds.

        No proceeds of any Revolving Loan shall be used to finance a portion of the Acquisition or any fees and expenses associated with the Acquisition until the conditions listed in Section 3.2 have been satisfied or waived.

        No proceeds of any Loan shall be used, and no portion of any Letter of Credit shall be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X, and none of the transactions contemplated by this Agreement will violate or result in a violation of Regulation T, U or X.

    EVENTS OF DEFAULT

      Events of Default.

      If any of the following events (each an "Event of Default") shall occur:

        the Borrower shall fail to pay any principal of any Loan or of any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

        the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under paragraph (a) of this Section 8.1) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or

        any representation or warranty made or deemed made by or on behalf of the Borrower, the Parent or any Subsidiary of the Parent in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by any Loan Party or any representative of any Loan Party pursuant to or in connection with this Agreement or any other Loan Document shall prove to be incorrect in any material respect when made or deemed made or submitted; or

        the Parent or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in Section 5.1, Section 5.2, Section 5.3 (with respect to the Borrower's existence), Section 5.5, Section 5.7, Section 5.9, Section 5.10, Section 5.11, Section 5.12, Section 5.13, Sections 5.17 (a) and (b), ARTICLE VI or ARTICLE VII; or

        any Loan Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those occurrences described in other provisions of this Section 8.1 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default), or any other Loan Document, and such failure shall remain unremedied for thirty (30) days after the occurrence thereof; or

        the Parent or any Subsidiary of the Parent (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of, or premium or interest on, any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made by any Loan Party, in each case prior to the stated maturity thereof; or

        the Parent or any Subsidiary of the Parent shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Section 8.1; (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Parent or any such Subsidiary or for a substantial part of its assets; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; or (vi) take any action for the purpose of effecting any of the foregoing; or

        an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent or any Subsidiary of the Parent or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Parent or any such Subsidiary or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or

        the Loan Parties when taken as a whole cease to be Solvent; or

        (i) any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or (ii) the Merger Documents shall cease to be valid and binding agreements against any party thereto other than in accordance with their express terms to the extent such cessation is adverse in any material respect to the Administrative Agent and the Lenders; or

        an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect or any action or event shall have occurred or failed to occur with respect to a Foreign Pension Plan that when taken together with any other liability could reasonably be expected to result in a Material Adverse Effect; or

        any one or more money judgments, writs or warrants of attachment or similar process involving an aggregate amount at any time in excess of $10,000,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Parent or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days; or

        any non-monetary judgment or order shall be rendered against the Parent or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days; or

        a Change in Control shall occur or exist; or

        (i) the Parent or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any Governmental Authority from conducting any material part of the business of the Parent and its Subsidiaries, taken as a whole, and such order shall continue in effect for more than forty-five (45) days or (ii) there shall occur any material damage to, or loss, theft, attachment, levy or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy or terrorism, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities of the Parent or its Subsidiaries, taken as a whole, if such event or circumstance is not covered by business interruption insurance and could reasonably be expected to result in a Material Adverse Effect; or

        the loss, suspension or revocation of, or failure to renew, any license, permit or authorization now held or hereafter acquired by the Parent or any of its Subsidiaries, or any other action shall be taken by any Governmental Authority in response to any alleged failure by the Parent or any of its Subsidiaries to be in compliance with applicable law if such loss, suspension, revocation or failure to renew or other action, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

        the Administrative Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Security Documents with the priority required by the relevant Security Document; or

        any Event of Default (as defined therein) shall occur under any of the other Loan Documents; or

        any order, judgment or decree shall be entered against any Loan Party decreeing the dissolution or split up of such Loan Party and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

        Reserved; or

        the Parent or any of its Subsidiaries fails to obtain or maintain any operating licenses or Environmental Permits; begin, continue or complete any remediation activities as required by any environmental authorities; store or dispose of any Hazardous Materials in accordance with applicable Environmental Laws; or comply with any other Environmental Laws; if any of the foregoing failures has or is reasonably likely to subject the Borrower or its Subsidiaries to liability, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

        if, at any time, the Parent and its Subsidiaries, taken as a whole, loses fifty percent (50%) or more of their net revenue from Cruise Line Contracts due to cancellations or non-renewals of Cruise Line Contracts ("50% Loss"); such loss to be determined by comparing the net revenue reflected in the Parent's and its Subsidiaries' consolidated quarterly financial statements for the immediately trailing four (4) Fiscal Quarters (provided to the Administrative Agent pursuant to Section 5.1(b)) against the net revenue reflected in the Parent's and its Subsidiaries' consolidated annual financial statements for the prior Fiscal Year (provided to the Administrative Agent pursuant to Section 5.1(a));

      THEN, and in every such event (other than an event with respect to the Parent or any of its Subsidiaries described in paragraphs (g) or (h) of this Section 8.1) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments and LC Commitment, whereupon the Commitment of each Lender shall terminate immediately, and the obligation of the Issuing Bank to issue any Letter of Credit shall terminate immediately; (ii) declare the principal of and any accrued interest on the Loans, an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and all other Obligations owing hereunder, to be, whereupon the same shall become, due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) exercise all remedies contained in any other Loan Document, including, without limitation, any Security Document; and (iv) exercise any other remedies available at law or in equity; and that, if an Event of Default specified in either paragraphs (g) or (h) of this Section 8.1 shall occur, the Commitments and LC Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations (including, without limitation, Obligations in respect of Letters of Credit then outstanding) shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder shall be cumulative, and not exclusive.

      Application of Proceeds from Collateral.

All proceeds from each sale of, or other realization upon, all or any part of the Collateral by the Administrative Agent or any of the Lenders during the existence of an Event of Default shall be applied as follows:

      first, to the reimbursable expenses of the Administrative Agent incurred in connection with such sale or other realization upon the Collateral, until the same shall have been paid in full;

      second, to the fees and other reimbursable expenses of the Administrative Agent, Swingline Lender and the Issuing Bank then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full;

      third, to all reimbursable expenses, if any, of the Lenders then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full;

      fourth, to the fees due and payable under clauses (b) and (c) of Section 2.14 of this Agreement and interest then due and payable under the terms of this Agreement, until the same shall have been paid in full;

      fifth, to the aggregate outstanding principal amount of the Loans, the unreimbursed amount of any drawings under Letters of Credit, and, to the extent secured by Liens, the Net Mark-to-Market Exposure of the Borrower and the Subsidiary Loan Parties, until the same shall have been paid in full, allocated pro rata among the Lenders and any Affiliates of Lenders that hold Net Mark-to-Market Exposure based on their respective pro rata shares of the aggregate amount of such Loans, LC Exposure and Net Mark-to-Market Exposure;

      sixth, to additional cash collateral for the aggregate amount available to be drawn under all outstanding Letters of Credit until the aggregate amount of all cash collateral held by the Administrative Agent pursuant to this Agreement is equal to 103% of the aggregate amount available to be drawn under all outstanding Letters of Credit;

      seventh, to all other Obligations until the same shall have been paid in full; and

      to the extent any proceeds remain, to the Borrower or other parties lawfully entitled thereto.

All amounts allocated pursuant to the foregoing clauses second through seventh to the Lenders as a result of amounts owed to the Lenders under the Loan Documents shall be allocated among, and distributed to, the Lenders pro rata based on their respective Pro Rata Shares; provided, however, that all amounts allocated to that portion of the LC Exposure comprised of the aggregate undrawn amount of all outstanding Letters of Credit pursuant to clause fifth and sixth shall be distributed to the Administrative Agent, rather than to the Lenders, and held by the Administrative Agent in an account in the name of the Administrative Agent for the benefit of the Issuing Bank and the Lenders as cash collateral for the LC Exposure, such account to be administered in accordance with Section 2.22(g).

    THE ADMINISTRATIVE AGENT

      Appointment of the Administrative Agent.

        Each Lender irrevocably appoints SunTrust Bank as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent. The Administrative Agent and any such sub-agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent or attorney-in-fact and the Related Parties of the Administrative Agent, any such sub-agent and any such attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

        The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuing Bank with respect thereto; provided, that the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article included the Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

      Nature of Duties of the Administrative Agent.

      The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing; (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2); and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it, its sub-agents or attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a "Default" or "Event of Default" hereunder) is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document; (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith; (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document; (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document; or (v) the satisfaction of any condition set forth in ARTICLE III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent may consult with legal counsel (including counsel for the Borrower) concerning all matters pertaining to such duties.

      Lack of Reliance on the Administrative Agent.

      Each of the Lenders, the Swingline Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Issuing Bank or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders, the Swingline Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder. Each of the Lenders acknowledges and agrees that outside legal counsel to the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration (including any amendments, waivers and consents) of this Agreement and the other Loan Documents is acting solely as counsel to the Administrative Agent and is not acting as counsel to any Lender (other than the Administrative Agent and its Affiliates) in connection with this Agreement, the other Loan Documents or any of the transactions contemplated hereby or thereby.

      Certain Rights of the Administrative Agent.

      If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement.

      Reliance by Administrative Agent.

      The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

      The Administrative Agent in its Individual Capacity.

      The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Parent or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

      Successor Administrative Agent.

        The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Borrower provided that no Default or Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

        Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within forty-five (45) days after written notice is given of the retiring Administrative Agent's resignation under this Section 9.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's resignation shall become effective; (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents; and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint, subject to the approval of the Borrower provided that no Default or Event of Default shall have occurred and be continuing, a successor Administrative Agent as provided above. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.

        In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, the Issuing Bank and/or the Swingline Lender may, upon prior written notice to the Borrower and the Administrative Agent, resign as Issuing Bank or Swingline Lender, respectively, effective at the close of business on a date specified in such notice (which date may not be less than three (3) Business Days after the date of such notice); provided that such resignation by the Issuing Bank will have no effect on the validity or enforceability of any Letter of Credit then outstanding or on the obligations of the Borrower or any Lender under this Agreement with respect to any such outstanding Letter of Credit or otherwise to the Issuing Bank; and provided, further, that such resignation by the Swingline Lender will have no effect on its rights in respect of any outstanding Swingline Loans or on the obligations of the Borrower or any Lender under this Agreement with respect to any such outstanding Swingline Loan.

      Authorization to Execute other Loan Documents; Collateral.

        Each Lender authorizes the Administrative Agent to enter into each of the Loan Documents to which it is a party (other than this Agreement) and to take all action contemplated by such Loan Documents. Each Lender agrees that no Lender, other than the Administrative Agent acting on behalf of all Lenders, shall have the right individually to seek to realize upon the security granted by any Loan Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Lenders, upon the terms of the Loan Documents. Each Lender authorizes the Administrative Agent to accept delivery of this Agreement, any of the Notes and any of the other Loan Documents on such Lender's behalf.

        In the event that any Collateral is pledged by any Person as collateral security for the Obligations, the Administrative Agent is hereby authorized to execute and deliver on behalf of the Lenders any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Lenders.

        The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations or the transactions contemplated hereby; (ii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder; (iv) upon the release of a Lien granted by a Subsidiary in the case of the sale of the Subsidiary permitted by the terms of this Agreement; or (v) upon the release of any Lien on any assets which are transferred or disposed of in accordance with the terms of this Agreement. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this clause.

        Upon any sale or transfer of assets constituting Collateral which is expressly permitted pursuant to the terms of any Loan Documents, or consented to in writing by the Required Lenders, and upon at least five (5) Business Days' prior written request by the Borrower, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Lenders, upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower or any Guarantor) in respect of all interests retained by the Borrower or any Guarantor, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral.

      Reserved.

      Withholding Tax.

      To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the IRS or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower and without limiting the obligation of the Borrower to do so to the extent provided in this Agreement and the Loan Documents) fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.

      The Administrative Agent May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or any Revolving Credit Exposure shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans or Revolving Credit Exposure and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent and its agents and counsel and all other amounts due the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent under Section 10.3) allowed in such judicial proceeding; and

          to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and

        Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender, the Swingline Lender and the Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Swingline Lender and the Issuing Bank, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 10.3.

      Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender, the Swingline Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

      Titled Agents.

    Each Lender and each Loan Party agrees that any documentation agent or syndication agent, in such capacity, shall have no duties or obligations under any Loan Documents to any Lender or any Loan Party. Anything herein to the contrary notwithstanding, none of the Book Manager or Arranger or other titled agents listed on the cover page hereof, in its capacity as such, shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Bank hereunder. Each Lender and each Loan Party agrees that the Administrative Agent shall have the right, in its sole discretion, to designate or appoint any Lender as a titled agent.

    MISCELLANEOUS

      Notices.

        Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

        To the Borrower: Steiner U.S. Holdings, Inc.
        c/o Steiner Management Services, LLC
        770 South Dixie Highway, 2nd Floor
        Coral Gables, Florida 33146
        Attention:  Mr. Stephen Lazarus
        Chief Financial Officer
        Telecopy Number: (305) 358-9976

        To the Administrative Agent
        or Swingline Lender: SunTrust Bank
        777 Brickell Avenue, 4th Floor
        Miami, Florida 33131

        Attention: Ed Balcazar, Senior Vice President
        Telecopy Number: (305) 579-7133

        With a copy to: SunTrust Bank
        Agency Services
        303 Peachtree Street, N. E., 25th Floor
        Atlanta, Georgia 30308
        Attention: Doug Weltz
        Telecopy Number: (404) 221-2001

        With a copy to: Alston & Bird LLP
        1180 W. Peachtree Street
        Atlanta, Georgia 30309-3424
        Attention: Rick Blumen
        Telecopy Number: (404) 253-8366

        To the Issuing Bank: SunTrust Bank
        25 Park Place, N. E./Mail Code 3706
        Atlanta, Georgia 30303
        Attention: Phil Acuff
        Telecopy Number: (404) 588-8129

        With a copy to: Alston & Bird LLP
        1180 W. Peachtree Street
        Atlanta, Georgia 30309-3424
        Attention: Rick Blumen
        Telecopy Number: (404) 253-8366

        To any other Lender: the address set forth in the Administrative Questionnaire or the Assignment and Acceptance Agreement executed by such Lender

        Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery; provided, that notices delivered to the Administrative Agent, the Issuing Bank or the Swingline Lender shall not be effective until actually received by such Person at its address specified in this Section 10.1.

        Any agreement of the Administrative Agent, the Issuing Bank and the Lenders herein to receive certain notices by telephone, facsimile or other electronic transmission is solely for the convenience and at the request of the Borrower. The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent, the Issuing Bank and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent, the Issuing Bank and the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent, the Issuing Bank and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Issuing Bank and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent, the Issuing Bank and the Lenders to be contained in any such telephonic or facsimile notice.

        Notices and other communications to the Lenders, the Swingline Lender and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or the Issuing Bank pursuant to ARTICLE II unless such Lender, the Swingline Lender, the Issuing Bank, as applicable, and the Administrative Agent have agreed to receive notices under such Section by electronic communication and have agreed to the procedures governing such communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

        Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

      Waiver; Amendments.

        No failure or delay by the Borrower, the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Borrower and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Borrower, any other Loan Party, the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

        No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and, except as set forth in paragraph (c) of this Section 10.2, the Required Lenders or the Borrower and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment or waiver shall: (i) increase the Commitment of any Lender without the written consent of such Lender; (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby; (iii) postpone the date fixed for any scheduled payment of any principal (excluding any mandatory prepayment) of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender directly affected thereby; (iv) change Section 2.21(a), (b), (c) or (e) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender; (v) change any of the provisions of this Section 10.2 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release the Borrower or any guarantor or limit the liability of the Borrower under the Loan Documents or any such guarantor under any guaranty agreement, without the written consent of each Lender; (vii) release all or substantially all Collateral securing any of the Obligations or agree to subordinate any Lien in such Collateral to any other creditor of the Borrower or any Subsidiary, without the written consent of each Lender; and (viii) change any of the conditions for funding Loans set forth in ARTICLE III, without the written consent of each Lender; provided further, that no such agreement shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent, the Swingline Lender or the Issuing Bank without the prior written consent of such Person.

        Notwithstanding anything contained herein to the contrary, any amendment or modification that (i) reduces the Applicable Margin and/or Applicable Percentage in respect of any Class of Loan (which amendment or modification may but shall not be required to include the payment of a fee to any Lender that agrees to such reduction for its Loans and/or Commitments of such Class) or (ii) extends the date required for the payment of principal of any Class of Loan and/or the termination date for any Commitment of any Class (which amendment or modification may but shall not be required to include either or both the payment of a fee and increasing the Applicable Margin and/or Applicable Percentage Rate for any Lender that agrees to such extension for its Loans and/or Commitments of such Class (each Lender agreeing to any of the amendments described in clauses (i) and (ii) above, a "Consenting Lender")) shall require only the consents of (i) the Borrower and the Guarantors, (ii) such Consenting Lender, (iii) the Required Lenders of such Class, (iv) the Administrative Agent and (v) if such Class includes Revolving Loans and/or Revolving Commitments, each Issuing Lender and Swingline Lender affected thereby. No such reduction or extension shall apply to any Loan or any Commitment of any Lender that is not a Consenting Lender.

        Notwithstanding anything contained herein to the contrary, (x) no Defaulting Lender or Potential Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Defaulting Lender or Potential Defaulting Lender may not be increased or extended without the consent of such Lender and (y) this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated (but such Lender shall continue to be entitled to the benefits of Section 2.18, Section 2.19, Section 2.20 and Section 10.3), such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. Notwithstanding anything herein or otherwise to the contrary, any Event of Default occurring hereunder shall continue to exist (and shall be deemed to be continuing) until such time as such Event of Default is waived in writing in accordance with the terms of this Section notwithstanding (i) any attempted cure or other action taken by the Borrower or any other Person subsequent to the occurrence of such Event of Default or (ii) any action taken or omitted to be taken by the Administrative Agent or any Lender prior to or subsequent to the occurrence of such Event of Default (other than the granting of a waiver in writing in accordance with the terms of this Section).

      Expenses; Indemnification.

        The Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel) incurred by the Administrative Agent, the Issuing Bank or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.3, or in connection with the Loans made or any Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

        The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, the Swingline Lender and the Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby; (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); (iii) the use by any Person of any information or materials obtained by or through SyndTrak or other internet web sites; (iv) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries; or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

        The Borrower shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

        To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent, the Issuing Bank or the Swingline Lender under paragraphs (a), (b) or (c) of this Section 10.3, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such.

        To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated herein or therein, any Loan or any Letter of Credit or the use of proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

        All amounts due under this Section 10.3 shall be payable promptly after written demand therefor.

      Successors and Assigns.

        The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section 10.4, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section 10.4 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section 10.4 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section 10.4 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

        Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, Loans and other Revolving Credit Exposure at the time owing to it); provided that any such assignment shall be subject to the following conditions:

          Minimum Amounts.

            in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

            in any case not described in paragraph Section 10.4(b)(i)(A) of this Section 10.4, the aggregate amount of the Commitment (which for this purpose includes Loans and Revolving Credit Exposure outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans and Revolving Credit Exposure of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $3,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, that the Borrower shall be deemed to have consented to any such lower amount unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof.

          Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans, Revolving Credit Exposure or the Commitments assigned.

          Required Consents. No consent shall be required for any assignment except to the extent required by paragraph Section 10.4(b)(i)(B) of this Section and, in addition:

            the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

            the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required (x) for assignments to a Person that is not a Lender with a Commitment and (y) for assignments by Defaulting Lenders or Potential Defaulting Lenders; and

            the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding), and the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Commitments.

          Assignment and Acceptance. The parties to each assignment shall deliver to the Administrative Agent (A) a duly executed Assignment and Acceptance, (B) a processing and recordation fee of $3,500, (C) an Administrative Questionnaire unless the assignee is already a Lender and (D) the documents required under Section 2.20(e) if such assignee is a Foreign Lender.

          No Assignment to the Borrower. No such assignment shall be made to the Borrower, the Parent or any of the Parent's Affiliates or Subsidiaries.

          No Assignment to Natural Persons. No such assignment shall be made to a natural person.

        Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 10.4, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 2.18, Section 2.19, Section 2.20 and Section 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 10.4. If the consent of the Borrower to an assignment is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified above), the Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Administrative Agent) to the Borrower, unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

        The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and Revolving Credit Exposure owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). Information contained in the Register with respect to any Lender shall be available for inspection by such Lender at any reasonable time and from time to time upon reasonable prior notice; information contained in the Register shall also be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. In establishing and maintaining the Register, the Administrative Agent shall serve as the Borrower's agent solely for tax purposes and solely with respect to the actions described in this Section, and the Borrower hereby agrees that, to the extent SunTrust Bank serves in such capacity, SunTrust Bank and its officers, directors, employees, agents, sub-agents and affiliates shall constitute "Indemnitees".

        Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, the Swingline Lender or the Issuing Bank sell participations to any Person (other than a natural person, the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrower, the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

        Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following to the extent affecting such Participant: (i) increase the Commitment of any Lender without the written consent of such Lender; (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby; (iii) postpone the date fixed for any scheduled payment of any principal (excluding any mandatory prepayment) of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender directly affected thereby; (iv) change Section 2.21(a), (b), (c) or (e) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender; (v) change any of the provisions of this Section 10.4 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release any Loan Party or limit the liability of any Loan Party under the Loan Documents without the written consent of each Lender, except to the extent such release is expressly provided under the terms of the applicable Loan Document; or (vii) release all or substantially all Collateral securing any of the Obligations. Subject to paragraph (e) of this Section 10.4, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.18, Section 2.19, and Section 2.20 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.4. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18 as though it were a Lender.

        A Participant shall not be entitled to receive any greater payment under Section 2.18 and Section 2.20 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.20 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.20(e) as though it were a Lender.

        Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      Governing Law; Jurisdiction; Consent to Service of Process.

        This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

        The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, and of any state court in the City of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

        The Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section 10.5 and brought in any court referred to in paragraph (b) of this Section 10.5. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

      WAIVER OF JURY TRIAL.

      EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      Right of Setoff.

      In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, each Lender and the Issuing Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender and the Issuing Bank to or for the credit or the account of the Borrower against any and all Obligations held by such Lender or the Issuing Bank, as the case may be, irrespective of whether such Lender or the Issuing Bank shall have made demand hereunder and although such Obligations may be contingent or unmatured. Each Lender and the Issuing Bank agree promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender and the Issuing Bank, as the case may be; provided, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender and the Issuing Bank agrees to apply all amounts collected from any such set-off to the Obligations before applying such amounts to any other Indebtedness or other obligations owed by the Borrower and any of its Subsidiaries to such Lender or Issuing Bank.

      Counterparts; Integration.

      This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the Fee Letter, the other Loan Documents, and any separate letter agreement(s) relating to any fees payable to the Administrative Agent constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. Delivery of an executed counterpart to this Agreement or any other Loan Document by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

      Survival.

      All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect (to the extent not amended or supplemented by any subsequent covenants, agreements, representations or warranties) as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 2.18, Section 2.19, Section 2.20, and Section 10.3 and ARTICLE IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

      Severability.

      Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Confidentiality.

      Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to take normal and reasonable precautions to maintain the confidentiality of any information relating to the Parent or any of its Subsidiaries or any of their respective businesses, to the extent designated in writing as confidential and provided to it by the Parent or any of its Subsidiary, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Parent or any of its Subsidiaries, except that such information may be disclosed (a) to any Related Party of the Administrative Agent, the Issuing Bank or any such Lender including without limitation accountants, legal counsel and other advisors; (b) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (c) to the extent requested by any regulatory agency or authority purporting to have jurisdiction over it (including any self-regulatory authority such as the National Association of Insurance Commissioners); (d) to the extent that such information becomes publicly available other than as a result of a breach of this Section 10.11, or which becomes available to the Administrative Agent, the Issuing Bank, any Lender or any Related Party of any of the foregoing on a non-confidential basis from a source other than the Borrower; (e) in connection with the exercise of any remedy hereunder or under any other Loan Documents or any suit, action or proceeding relating to this Agreement or any other Loan Documents or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 10.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap or derivative or similar transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) any rating agency; (h) the CUSIP Service Bureau or any similar organization; or (i) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section 10.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

      Interest Rate Limitation.

      Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate of interest (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate. If the Administrative Agent or any Lender shall receive interest (together with all fees, charges or other amounts which may be treated as interest) in an amount that exceeds the Maximum Rate, the excess shall be applied to the outstanding Obligations (other than any interest) or, if it exceeds the amount of such Obligations, returned to the Borrower.

      Waiver of Effect of Corporate Seal.

      The Borrower represents and warrants that neither it nor any other Loan Party is required to affix its corporate seal to this Agreement or any other Loan Document pursuant to any requirement of law or regulation, agrees that this Agreement is delivered by Borrower under seal and waives any shortening of the statute of limitations that may result from not affixing the corporate seal to this Agreement or such other Loan Documents.

      Patriot Act.

      The Administrative Agent and each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. Each Loan Party shall, and shall cause each of its Subsidiaries to, provide to the extent commercially reasonable, such information and take such other actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

      Independence of Covenants.

      All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

      No Advisory or Fiduciary Relationship.

In connection with all aspects of the transactions contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates' understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders and the Arranger are arm's-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Arranger, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Lenders and the Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender or Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Lender or Arranger has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent or any Lender or Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

(remainder of page left intentionally blank)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STEINER U.S. HOLDINGS, INC.,
a Florida corporation

By: /s/ Stephen Lazarus
Stephen Lazarus
Senior Vice President and
Chief Financial Officer

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By: /s/ Eduardo M. Balcazar
Name: Eduardo M. Balcazar
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ David Gutierrez
Name: David Gutierrez
Title: Sr. Vice President

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Gregory Roll
Name: Gregory Roll
Title: Sr. Vice President

REGIONS BANK, as a Lender

By: /s/ Stephen Hanas
Name: Stephen Hanas
Title: Senior Vice President

CITY NATIONAL BANK OF FLORIDA, as a Lender

By: /s/ Henry Sosa
Name: Henry Sosa
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Alex Abreu
Name: Alex Abreu
Title: Managing Director

Schedule I

APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

Pricing Level	Leverage Ratio	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans	Commitment Fee
I	Greater than or equal to 2.00:1.00	2.75% per annum	1.75% per annum	0.500% per annum
II	Less than 2.00:1.00 but greater than or equal to 1.50:1.00	2.50% per annum	1.50% per annum	0.375% per annum
III	Less than 1.50:1.00 but greater than or equal to 1.00:1.00	2.25% per annum	1.25% per annum	0.300% per annum
IV	Less than 1.00:1.00 but greater than or equal to 0.50:1.00	2.00% per annum	1.00% per annum	0.250% per annum
V	Less than 0.50:1.00	1.75% per annum	0.75% per annum	0.200% per annum

Schedule II

COMMITMENT AMOUNTS

Lender	Term Loan Commitment Amount	Revolving Commitment Amount	Total Commitment Amount
SunTrust Bank	$40,333,333.33	$14,666,666.67	$55,000,000.00
Bank of America	$33,000,000.00	$12,000,000.00	$45,000,000.00
Wells Fargo Bank	$33,000,000.00	$12,000,000.00	$45,000,000.00
Regions Bank	$29,333,333.33	$10,666,666.67	$40,000,000.00
City National Bank	$14,666,666.67	$5,333,333.33	$20,000,000.00
JPMorgan Chase Bank	$14,666,666.67	$5,333,333.33	$20,000,000.00
Total	$165,000,000.00	$60,000,000.00	$225,000,000.00

Schedule 1.1

COMBINED MATERIAL ADVERSE EFFECT

"Combined Material Adverse Effect" means any event, fact, condition, change, circumstance, occurrence or effect that, individually or in the aggregate with all other events, facts, conditions, changes, circumstances, occurrences or effects, is materially adverse to the operations, results of operations, assets, Liabilities, capitalization, condition (financial or otherwise) or business of the Borrower and its Subsidiaries and the Target and its Subsidiaries, taken as a whole; provided, however, that changes or effects resulting from any of the following clauses (a) through (h) shall be deemed not to constitute a "Combined Material Adverse Effect" and shall not be considered in determining whether a "Combined Material Adverse Effect" has occurred: (a) changes in economic or political conditions or the financing, banking, currency or capital markets in general to the extent such changes do not disproportionately affect the Borrower and its Subsidiaries and the Target and its Subsidiaries as a whole relative to other similarly situated participants in the industries or markets in which they operate; (b) changes in Laws or Orders or interpretations thereof or changes in accounting requirements or principles after the date hereof; (c) changes affecting industries, markets or geographical areas in which the Borrower or its Subsidiaries and the Target or its Subsidiaries conduct their respective businesses to the extent such changes do not disproportionately affect the Borrower and its Subsidiaries and the Target and its Subsidiaries as a whole relative to other similarly situated participants in the industries or markets in which they operate; (d) the negotiation, announcement and performance of the Merger Agreement or the transactions contemplated thereby or any communication by the Borrower or any of its Affiliates of its plans or intentions (including in respect of employees) with respect to any of the businesses of the Borrower and its Subsidiaries and the Target and its Subsidiaries; (e) any actions by the Borrower, the Merger Sub, or the Target expressly required to be taken pursuant to the Merger Agreement; (f) any natural disaster or any acts of terrorism, sabotage, military action, armed hostilities or war (whether or not declared) or any escalation or worsening thereof occurring after the date of the Merger Agreement to the extent such events do not disproportionately affect the Borrower and its Subsidiaries and the Target and its Subsidiaries as a whole relative to other similarly situated participants in the industries or markets in which they operate; (g) any action required to be taken under any Law or Order enacted after the date hereof by which the Borrower or any of its Subsidiaries and the Target or any of its Subsidiaries (or any of their respective properties) is bound; or (h) any failure, in and of itself (and distinguished from any change or effect giving rise to or contributing to such failure), by the Borrower and its Subsidiaries and the Target and its Subsidiaries to meet any internal projections or forecasts. For the avoidance of doubt, a "Combined Material Adverse Effect" shall be measured only against past performance of the Borrower and its Subsidiaries and the Target and its Subsidiaries, and not against any forward-looking statements, projections or forecasts of the Borrower and its Subsidiaries and the Target and its Subsidiaries or any other Person.

For purposes of this Schedule 1.1, the following terms used in the definition of "Combined Material Adverse Effect" set forth above shall have the meanings set forth below.

"Governmental Entity" means any federal, state, local or foreign government or governmental or regulatory entity, political subdivision thereof, or any self-regulating organization (including any securities exchange) or other non-governmental regulating authority or other entity (to the extent that the rules, regulations or orders of such authority or other entity have the force of Law), or any domestic or foreign court, arbitrator, tribunal, administrative agency or commission or other governmental or regulatory agency, or other entity or authority exercising executive, legislative, judicial, regulatory or administrative functions pertaining to government, including any department, board or commission thereof.

"Law" means any statute, law, code, statute, ordinance, requirement, rule or regulation of any Governmental Entity.

"Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable.

"Order" means any judgment, order, injunction, decree, writ, award, permit or license of any Governmental Entity or any arbitrator.

"Person" means and includes an individual, a partnership, a limited liability partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a group or a Governmental Entity.

Schedule 2.12(c)

PERMITTED EQUITY ISSUANCES

Schedule 4.3(a)

SUBSIDIARIES

Schedule 4.3(b)

CAPITALIZATION

Schedule 4.6(a)

LITIGATION

Schedule 4.7(b)

MATERIAL CONTRACTS

Schedule 4.10

INVESTIGATIONS AND AUDITS

Schedule 4.13(a)

REAL ESTATE

Schedule 4.14

INSURANCE POLICIES

*    Certain portions below of these Summaries of Insurance set forth below, as indicated in each instance below by an "*" have been omitted based upon a request for confidential treatment filed with the Securities and Exchange Commission.  The non-public information has been filed with the Securities and Exchange Commission.

SUMMARY OF INSURANCE

Prepared for:

Steiner Leisure Ltd

Crime, Ocean Cargo and P & I Policy Schedules

USI Insurance Services, LLC
201 Alhambra Circle, Suite 1000
Coral Gables, FL 33134

Telephone Number: (305) 669-6000
Fax: (305) 669-6030
www.usi.biz

Date Prepared:  October 21, 2011

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Crime - Commercial	Fidelity and Deposit Co of Maryland	CCP005399610	9/24/2011	9/24/2012

Named Insureds
Steiner Leisure Ltd
Steiner Spa Limited
Steiner Management Services. LLC
Steiner Beauty Products, Inc.
Florida Luxury Spa Group, Inc. dba Elemis at Merrick Park
Steiner Spa Resorts (CT) Inc. dba The Mohegan
Mandara Spa LLC
Mandara Spa Service, LLC
Mandara PSLV, LLC DBA Paris Spa by Mandara
Florida Luxury Spa Group, Inc. dba Mandara Spa at Portofino Bay Hotel
Mandara Spa Puerto Rico, LLC
Florida Luxury Spa Group, LLC dba Mandara Spa at the Walt Disney World Dolphin
BWMI, Inc dba Bodyworks Mall Spa 312
Mandara Spa Hawaii LLC
Florida Luxury Spa Group, Inc. dba Elemis Spa at Loews Miami Beach Hotel
Steiner Spa Resorts Nevada Inc. dba Planet Hollywood Spa by Mandara
Steiner Product Support dba Elemis Travel Spa
Steiner Resort Spas (California), Inc. dba Mandara Grand California
Steiner Product Support US, LLC
Bliss World, LLC
Bliss World Holdings, Inc.
Bliss World Card Company

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Crime - Commercial	Fidelity and Deposit Co of Maryland	BINDERCCP005399610	9/24/2011	9/24/2012

Location #	Address	City	State	Zip
1	770 S Dixie Hwy Ste 200;	Coral Gables	FL	33146

Location #	Address	City	State	Zip
2	3667 Las Vegas Boulevard	Las Vegas	NV	88901

Location #	Address	City	State	Zip
3	2005 Kalia Road	Honolulu	HI	96815

Location #	Address	City	State	Zip
4	3700 Wailea Road	Wailea	HI	96753

Location #	Address	City	State	Zip
5	5350 NW 35 Terr #100	Ft. Lauderdale	FL	33309

Location #	Address	City	State	Zip
6	330 San Lorenzo Avenue, 2345 Village of Merrick Park	Coral Gables	FL	33134

Location #	Address	City	State	Zip
7	1 Mohegan Sun Blvd.	Uncasville	CT

Location #	Address	City	State	Zip
8	3653 Las Vegas Blvd.	Las Vegas	NV	88901

Location #	Address	City	State	Zip
9	5601 Universal Blvd.	Orlando	FL	32819

Location #	Address	City	State	Zip
10	Westin Rio Mar Resort & Gold Club 6000 Rio Mar Blvd.	Rio Grande	PR	00745

Location #	Address	City	State	Zip
11	1500 Epcot Resort Blvd	Lake Buena Vista	FL	32830

Location #	Address	City	State	Zip
12	1600 S Disneyland Drive	Anaheim	CA	92802

Location #	Address	City	State	Zip
13	200 E South Temple	Salt Lake City	UT	84101

Location #	Address	City	State	Zip
14	JFK int’l Airport, British Airways Bldg 59, Term. 7	Jamaica	NY	11430

Location #	Address	City	State	Zip
15	69-275 Waikoloa Beach Drive	Waikoloa	HI	96738

Location #	Address	City	State	Zip
16	1601 Collins Avenue	Miami	FL	33139

Location #	Address	City	State	Zip
17	One Mauna Kea Beach Drive	Kamuela	HI	96743

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
18	7277 East Camelback Road	Scottsdale	AZ	85251

Location #	Address	City	State	Zip
19	181 Third Street, 4th Floor	San Francisco	CA	94103

Location #	Address	City	State	Zip
20	930 Hilgard Avenue	Los Angeles	CA	90024

Location #	Address	City	State	Zip
21	188 14th Street NE	Atlanta	GA	30361

Location #	Address	City	State	Zip
22	88 West Paces Ferry Road	Atlanta	GA	30305

Location #	Address	City	State	Zip
23	644 North Lake Shore Drive, 8th Flr	Chicago	IL	60611

Location #	Address	City	State	Zip
24	225 River Street	Hoboken	NJ	07030

Location #	Address	City	State	Zip
25	12 West 57th Street, 3rd Floor	New York	NY	10019

Location #	Address	City	State	Zip
26	541 Lexington Avenue	New York	NY	10022

Location #	Address	City	State	Zip
27	568 Broadway, 2nd Floor	New York	NY	10012

Location #	Address	City	State	Zip
28	75 Varick Street, 10th Floor	New York	NY	07030

Location #	Address	City	State	Zip
29	2440 Victory Park Lane, 16th Floor	Dallas	TX	75219

Location #	Address	City	State	Zip
30	6250 Hollywood Blvd.	Los Angeles	CA	90028

Location #	Address	City	State	Zip
31	2201 Collins Ave	Miami Beach	FL	33139

Location #	Address	City	State	Zip
32	3801 Las Vegas Blvd South	Las Vegas	NV	89109

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Crime Coverage Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Crime - Commercial	Fidelity and Deposit Co of Maryland	CCP005399610	9/24/2011	9/24/2012	$*

Coverage Description :

Loc #	Bldg #	Coverage Description	Limit	Deductible
		* * * *	$* $* $* $	$* $* $* $*	Inside the Premises Outside Premises

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Ocean Cargo	Lloyd's of London	MACCD11101083	2/13/2011	2/12/2012

Named Insureds
Steiner Training Ltd Etal
and/or Elemis Ltd
and/or Steiner Transocean, Ltd.
and/or Steiner Leisure Limited
Bliss World, LLC
Bliss World Holdings, Inc.
Bliss World Card Company

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Ocean Cargo Coverage Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Ocean Cargo - COM	Lloyd's of London	MACCD11101083	2/13/2011	2/12/2012	$*

Cargo Limits Of Liability

$*
$*
$*
$*
$*
$*.  Rates in respect to storage to apply.

DEDUCTIBLES:

$*$*

Inventory & Equipment on Vessels
* * * *

Inventory & Equipment in Warehouses

USD $*  -UTI-12200 NW 25TH Street #115, Miami, FL 33182
USD  $*  -Chi Sun Kong Lun-Transportation Company, Unit A,  2/F Mei Sik Ind. Bldg., NOs. 1-11, Kwai ting Road,  Kwai Chung, Hong Kong
USD  $* -Power Logistic Ltd., 15th and 19th Floors, Chai Wan,  Industrial Centre,20 Lee Chung Street, Chai Wan, Hong Kong
GBP  $*  -Multi-Gold Air & Sea Express Ltd., Unit B, G/F Phase 1,  MTL Warehouse Building, Berth 1, Kwai Chung, Hong Kong
GBP  $*  -Purity Australia Ltd, Manufacturers of Aromatherapy &  Personal Care Products, 221 Kerr Street, Fitzroy VIC 3065
Mainfreight International 8-10 Trade Park Drive Tullamarine,  VIC 3043
GBP  $*  -Shenzhen SILC Vanquish Logistics Ltd., Minkand Road  Minzi, Boan Shenzhen, China 51831
GBP  $*  -Ming Fai EntErprise International Co. Ltd.,  Bainkeng, Pinhu, Longgang, Shezhen, China 519111
USD  $*  -In respect of Botox at any one location
USD  $*  - DotCom Distribution Corp-300 Nion Lane, Edison, New Jersey-Special deductible for this location-$*
USD  $*  -CEI Ridgefield-1135 Pleasan view Terrace West,  Ridgefield NJ 07657 usd-  $*  -Priority Packaging solutions-9 Corporate Drive, Cranbury, NJ 08512
USD-  $*  -  Any one un-named location anywhere in the World other than countries excluded in Section 1-$*
usd-  $*  - Hunter Amenities Int'l-1205 Corporate Drive,  Burlington, Ontario Canada L7L5V5
USD-  $*  -Cosmetica-1960 Eglinton Avenue, East Toronto, Ontario, Canada M1L2M5
USD-  $*  -Strand Cosmetic Europe, La source,-124 Route Du Charpenay,  69210 Lentilly, France
USD-  $*  -LF Beauty-White Horse Business Park,Trowbridge, Wiltsire, BA14OXB, UK
USD-  $*  - Lycon Cosmetics-115 Jane Street, West End, Brisbane,  OKD4101, Australia
USD-  $*  - Lane Crawford-Units A-E25/F Tsuen Wan International,   CI Wang Lung Street, Tsuen Wan, NT, Hong Kong

Deductibles:
$*
$*
$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Protection & Indemnity CL	Navigators Insurance Company	11L094501	8/31/2011	8/31/2012

Named Insureds
Steiner Leisure Ltd Steiner Transocean Limited, Etal
Steiner Transocean Limited, Etal
Mandara Spa Cruise II, LLC
Steiner Management Services, LLC

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Miscellaneous Coverage Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Protection & Indemnity	Navigators Insurance Company	11L094501	8/31/2011	8/31/2012	$*

Protection & Indemnity :
Loc #	Bldg #	Coverage Description	Limit	Deductible	Additional Information
		*	$*	$*
Navigators Concessionaire Wording
 Economic Sanctions Limitation 7 Exclusion Clause
Terrorism Exclusion Clause and Write-Back Terrorism disclosure
 RACE
Employment Practices Liability Exclusion
Medical Malpractice Liability Exclusion

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Miscellaneous Coverage Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Excess Protection & Indemnity	Navigators Insurance Company And Chartis Ins. Co.	11L094502	8/31/2011	8/31/2012	$*

Coverage Description :
Loc #	Bldg #	Coverage Description	Limit	Deductible	Additional Information
		*	$*	$*
AIMU X/S Form
Economic Sanctions Limitation 7 Exclusion Clause
Terrorism Exclusion Clause and Write-Back Terrorism disclosure
 RACE
Employment Practices Liability Exclusion
 Medical Malpractice Liability Exclusion

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

SUMMARY OF INSURANCE

Prepared for:

Steiner Management Services, LLC

USI Insurance Services, LLC
201 Alhambra Circle, Suite 1000
Coral Gables, FL 33134
Telephone Number: (305) 669-6000
Fax: (305) 669-6030
www.usi.biz

Date Prepared:  October 21, 2011

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Package - Commercial	Hartford Ins Co of SE	21SBABK4142	11/2/2010	11/2/2011

Named Insureds
Steiner Management Services, LLC
Steiner Leisure Ltd

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Package - Commercial	Hartford Ins Co of SE	21SBABK4142	11/2/2010	11/2/2011

Location #	Address	City	State	Zip
1	770 S Dixie Highway - 2nd Floor	Coral Gables	FL	33146

Location #	Address	City	State	Zip
2	50 NE 9th Street	Miami	FL	33132

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Package - Commercial	Hartford Ins Co of SE	21SBABK4142	11/2/2010	11/2/2011	$*

Loc #	Address	City	State	Zip code
1	770 S Dixie Highway - 2nd Floor	Coral Gables	FL	33146
2	50 NE 9th Street	Miami	FL	33132

Location Number:  1
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded	Agreed
1	Corporate Management Office	*	*	Special	N/A	R	$* **
1		*		Special
1		*	*	Special
1		*	*	Special
*
1		*	*

Location Number:  2
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Blanket #	Cause	Coin. %	Val	Ded	Agreed
1	NAP-Storage/Warehouse location; Insd's own stock & office	*	$*		Special	N/A	R	$* **
1		*			Special

**% Wind and hail Deductible

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

General Liability Coverage and Limit Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Package - Commercial	Hartford Ins Co of SE	21SBABK4142	11/2/2010	11/2/2011	$*

Limits Of Liability:	$*	*
	$*	*
	$*	*
	$*	*
	$*	*
$*
Deductibles:	$*

Additional coverages:
Coverage Description	Location #	State	Limit	Ded
*	1		$*
*			$*
*			$*

Code	Loc	State	Classification Description	Basis	Exposure
61215	1		Class code is: 65198 for General Offices-NOC above class code does not apply	A	$*
61215	2		Class Code is: 65198 for General Offices-NOC above class does not apply	A	$*

Explanation of basis codes:
(S) Sales	(P) Payroll	(A) Area – Per Sq. Ft	(C) Total Cost
(M)Admissions-Per 1000	(U) Unit – Per Unit	(T) Other

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Umbrella Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Package - Commercial	Hartford Ins Co of SE	21SBABK4142	11/2/2010	11/2/2011	*

Coverage	Limits of Liability
*	$*
*	$*
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

SUMMARY OF INSURANCE

Prepared for:

Steiner Education Group, Inc. et al C/O

USI Insurance Services, LLC
201 Alhambra Circle, Suite 1000
Coral Gables, FL 33134
Telephone Number: (305) 669-6000
Fax: (305) 669-6030
www.usi.biz

Date Prepared:  October 20, 2011

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Property - Commercial	Liberty Mutual Fire Insurance Company	YU2Z91457485011	7/31/2011	7/31/2012

Named Insureds
Steiner Education Group, Inc. etal C/O
Steiner Leisure Ltd.
Steiner U.S. Holdings Ltd.
FCNH, Inc. d/b/a The Florida College of Natural Health
Mid-Atlantic Massage Therapy, Inc. d/b/a Baltimore School of Massage York Campus
Virginia Massage Therapy, Inc. d/b/a Virginia School of Massage and Healing Arts
Mid-Atlantic Massage Therapy, Inc. d/b/a Baltimore School of Massage
FCNH, Inc. dba Utah College of Massage Therapy
FCNH, Inc. dba Nevada School of Massage Therapy
FCNH, Inc. dba Arizona School of Massage Therapy
FCNH, Inc. dba Denver School of Massage Therapy
Virginia Massage Therapy, Inc. Dba Connecticut Center For Massage Therapy
BWMI, Inc Dba Bodywork Mall (Off site Inventory only)
FCNH, Inc. Dba Texas Center for Massage Therapy
FCNH, Inc. Dba Steiner Institute of Esthetics at UCMT
FCNH, Inc. Dba Steiner Institute of Esthetics at ASMT
FCNH, Inc Dba Steiner Institute of Esthetics at ASMT
Mid Atlantic Massage Therapy, Inc. Dba Baltimore School of Massage's Steiner Institute of Esthetics
Virginia Massage Therapy, Inc. Dba Steiner Institute of Esthetics at VASOM

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	Liberty Mutual Fire Insurance Company	YU2Z91457485011	7/31/2011	7/31/2012	$*

Location #	Address	City	State	Zip
1	2001 W. Sample Rd.	Pompano Beach	FL	33064

Location #	Address	City	State	Zip
2	7925 NW 12 St	Miami	FL	33126

Location #	Address	City	State	Zip
3	170 Red Rock Rd	York	PA	17402

Location #	Address	City	State	Zip
4	153 Zan Road	Charlottesville	VA	22901

Location #	Address	City	State	Zip
5	517 Progress Drive Units A - Q	Linthicum	MD	21090

Location #	Address	City	State	Zip
6	25 South 300 East	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
7	135 South State Street STE 5-6, 9-17	Lindon	UT	84042

Location #	Address	City	State	Zip
8	2381 East Wind Mill Lane #14-17	Las Vegas	NV	89123

Location #	Address	City	State	Zip
9	1409 West Southern Avenue	Tempe	AZ	85285

Location #	Address	City	State	Zip
10	8991B Harlan	Westminster	CO	80031

Location #	Address	City	State	Zip
11	14107 East Exposition Avenue	Aurora	CO	80012

Location #	Address	City	State	Zip
13	10000 N 31 Avenue Ste D-100	Phoenix	AZ	85051

Location #	Address	City	State	Zip
14	75 Kitts Lane	Newington	CT	06111

Location #	Address	City	State	Zip
15	25 Sylvan Road	Westport	CT	06880

Location #	Address	City	State	Zip
16	1154 Poquonnock Road	Groton	CT	06340

Location #	Address	City	State	Zip
17	8689 South 700 West	Sandy	UT	84070

Location #	Address	City	State	Zip
18	2916 Marshall Avenue	Mattoon	IL	61938

Location #	Address	City	State	Zip
19	1055 S Sherman Street, Ste 100	Richardson	TX	75081

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Blanket Property Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	Liberty Mutual Fire Insurance Company	YU2Z91457485011	7/31/2011	7/31/2012	$*

Blanket Limits Schedule:
Blkt #	Blanket Description	Cause of Loss	Coins %	Deductible Amount	Valuation	Total Blanket Limit
1	*	Special	N/A	$*	RC	$*
2 3	* *	Special			RC	$* $*

Location Number:  14
Bldg #	Building Description	Subject of Ins	Coverage Amt	Blanket #	Cause	Coins. %	Val	Ded	Agreed
1	Connecticut Center For Massage Therapy	Building	$*		Special	N/A	RC	$*

Location Number:  16
Bldg #	Building Description	Subject of Ins	Coverage Amt	Blanket #	Cause	Coins. %	Val	Ded	Agreed
1	Connecticut Center For Massage Therapy	Building	$*		Special	N/A	RC	$*

All Other Perils Deductible is  $  except  Wind/Hail
Wind Deductibles-Locations in Florida have a *% Wind and Hail Deductible subject to  $* Minimum deductible

Wind Deductibles for locations in Connecticut is $*

All Other locations-Wind Deductible- $* deductible

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Package - Commercial	Philadelphia Indemnity Insurance Co.	PHPK753777	7/31/2011	7/31/2012

Named Insureds
Steiner Education Group, Inc. etal C/O Steiner Leisure
Steiner Leisure Ltd.
Steiner U.S. Holdings Ltd.
FCNH, Inc. dba The Florida College of Natural Health
Mid-Atlantic Massage Therapy, Inc. dba Baltimore School of Massage York Campus
Virginia Massage Therapy, Inc. dba Virginia School of Massage and Healing Arts
Mid-Atlantic Massage Therapy, Inc. dba Baltimore School of Massage
FCNH, Inc. dba Utah College of Massage Therapy
FCNH, Inc. dba Nevada School of Massage Therapy
FCNH, Inc. dba Arizona School of Massage Therapy
FCNH, Inc. dba Denver School of Massage Therapy
Virginia Massage Therapy, Inc. Dba Connecticut Center For Massage Therapy
FCNH, Inc. Dba Texas Center for Massage Therapy
FCNH, Inc Dba Steiner Institute of Esthetics at UCMT
Steiner Institute of Esthetics at ASMT
FCNH, Inc. Dba Steiner Institute of Esthetics at ASMT
Mid-Atlantic Massage Therapy, Inc. DBA Baltimore School Of Massage's Steiner Institute of Esthetics
Virginia Massage Therapy, Inc. DBA Steiner Institute of Esthetics At VASOM
FCNH, Inc Dba Steiner Institute of Esthetics at ASMT
Steiner Management Services, LLC
Virginia School Of Massage Therapy, Inc.

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Package - Commercial	Philadelphia Indemnity Insurance Co.	PHPK753777	7/31/2011	7/31/2012

Location #	Address	City	State	Zip
1	2001 W Sample Road	Pompano Beach	FL	33064

Location #	Address	City	State	Zip
2	7925 NW 12 St	Miami	FL	33126

Location #	Address	City	State	Zip
3	170 Red Rock Rd York	York	PA	17402

Location #	Address	City	State	Zip
4	153 Zan Road	Charlottesville	VA	22901

Location #	Address	City	State	Zip
5	2600 Lake Lucien Drive Ste140	Maitland	FL	32751

Location #	Address	City	State	Zip
6	616 67 Street Circle East	Bradenton	FL	34208

Location #	Address	City	State	Zip
7	517 Progress Drive Units A - Q	Linthicum	MD	21090

Location #	Address	City	State	Zip
8	25 South 300 East	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
9	135 South State Street STE 5-6, 9-17	Lindon	UT	84042

Location #	Address	City	State	Zip
10	2381 East Wind Mill Lane #14-17	Las Vegas	NV	89123

Location #	Address	City	State	Zip
11	1409 West Southern Avenue	Tempe	AZ	85285

Location #	Address	City	State	Zip
12	8991B Harlan	Westminster	CO	80031

Location #	Address	City	State	Zip
13	14107 East Exposition Avenue	Aurora	CO	80012

Location #	Address	City	State	Zip
14	312 East South Temple	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
15	265 East 100 South	Salt Lake City	UT	84102

Location #	Address	City	State	Zip
16	75 Kitts Lane (also 85 95 Kitts Lane for Liab.)	Newington	CT	06111

Location #	Address	City	State	Zip
17	25 Sylvan Road	Westport	CT	06880

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
18	1154 Poquonnock Road	Groton	CT	06340

Location #	Address	City	State	Zip
19	10000 N 31 Ave Ste D-100	Phoenix	AZ	85051

Location #	Address	City	State	Zip
20	1055 S Sherman Street Ste 100	Richardson	TX	75081

Location #	Address	City	State	Zip
21	13161 and 13165 Northwest Freeway	Houston	TX	77040

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

General Liability Coverage and Limit Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Package - Commercial	Philadelphia Indemnity Insurance Co.	PHPK753777	7/31/2011	7/31/2012	$*

Limits Of Liability:	$*	*
	$*	*
	$*	*
	$*	*
	$*	*
	$*	*
Deductibles:	$*

Additional coverages:
Coverage Description	Location #	State	Limit	Ded
*			$*
*			$*
*			$*
*			$*

Code	Loc	State	Classification Description	Basis	Exposure
47474	18	CT	SCHOOLS-TRADE OR VOCATIONAL	T	139 Students
47474	4	VA	SCHOOLS-TRADE OR VOCATIONAL	T	138 Students
47474	7	MD	SCHOOLS-TRADE OR VOCATIONAL	T	453 Students
47474	8	UT	SCHOOLS-TRADE OR VOCATIONAL	T	275 Students
47474	9	UT	SCHOOLS-TRADE OR VOCATIONAL	T	142 Students
47474	10	NV	SCHOOLS-TRADE OR VOCATIONAL	T	284 Students
47474	11	AZ	SCHOOLS-TRADE OR VOCATIONAL	T	316 Students
47474	12	CO	SCHOOLS-TRADE OR VOCATIONAL	T	223 Students
47474	13	CO	SCHOOLS-TRADE OR VOCATIONAL	T	205 Students
61226	14	UT	Profit - Buildings or Premises - Other - NOC (Office Call Center)	A	4200
47474	16	CT	Schools-trade Or Vocational	T	310 Students
47474	17	CT	Schools-trade Or Vocational	T	178 Students
47474	5	FL	Schools-trade Or Vocational	T	423 Student
47474	6	FL	Schools-trade Or Vocational	T	169 Students
46622	15	UT	Parking-private	A	3,300
47474	1	FL	Schools-trade Or Vocational	T	289 Students
47474	2	FL	Schools-trade Or Vocational	H	221 Students
47474	3	PA	Schools-trade Or Vocational	H	137 Students
47474	19	AZ	Schools-trade Or Vocational	T	316 Students
46622	16	CT	Parking-private-85 & 95 Kitts Lane	A	1,200
47474	20	TX	Schools-trade Or Vocational	T	200 Students
47474	21	TX	Schools-trade Or Vocational	T	200 Students

Explanation of basis codes:
(S) Sales	(P) Payroll	(A) Area – Per Sq. Ft	(C) Total Cost
(M)Admissions-Per 1000	(U) Unit – Per Unit	(T) Other

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Excess Liability - COM	Philadelphia Indemnity Insurance Co.	PHUB354496	7/31/2011	7/31/2012

Named Insureds
Steiner Education Group, Inc. etal, C/O Steiner Leisure
Steiner Leisure Ltd.
Steiner U.S. Holdings Ltd.
FCNH, Inc. d/b/a The Florida College of Natural Health
Mid-Atlantic Massage Therapy, Inc. d/b/a Baltimore School of Masssage York Campus
Virginia Massage Therapy, Inc. d/b/a Virginia School of Massage and Healing Arts
Mid-Atlantic Massage Therapy, Inc. d/b/a Baltimore School of Massage
FCNH Inc dba Utah College of Massage Therapy
FCNH Inc dba Nevada School of Massage Therapy
FCNH Inc dba Arizona School of Massage Therapy
FCNH Inc dba Denver School of Massage Therapy
Virginia Massage Therapy, Inc. Dba Connecticut Center For Massage Therapy
FCNH, Inc Dba Texas Center for Massage Therapy
FCNH, Inc. Dba Steiner Institute of Esthetics at UCMT
FCNH, Inc. Dba Steiner Institute of Esthetics at ASMT
FCNH, Inc Dba Steiner Institute of Esthetics at ASMT
Mid Atlantic Massage Therapy, Inc. Dba Baltimore School of Massage's Steiner Institute of Esthetics
Virginia Massage Therapy, Inc. Dba Steiner Institute of Esthetics at VASOM
Steiner Management Services, LLC
Virginia School Of Massage Therapy, Inc.

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Excess Liability - COM	Philadelphia Indemnity Insurance Co.	PHUB354496	7/31/2011	7/31/2012	$*

Location #	Address	City	State	Zip
1	2001 W Sample Road	Pompano Beach	FL	33064

Location #	Address	City	State	Zip
2	7925 NW 12 St	Miami	FL	33126

Location #	Address	City	State	Zip
3	170 Red Rock Rd York	York	PA	17402

Location #	Address	City	State	Zip
4	153 Zan Road	Charlottesville	VA	22901

Location #	Address	City	State	Zip
5	2600 Lake Lucien Drive Ste140	Maitland	FL	32751

Location #	Address	City	State	Zip
6	616 67 Street Circle East	Bradenton	FL	34208

Location #	Address	City	State	Zip
7	517 Progress Drive Units A - Q	Linthicum	MD	21090

Location #	Address	City	State	Zip
8	25 South 300 East	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
9	135 South State Street STE 5-6, 9-17	Lindon	UT	84042

Location #	Address	City	State	Zip
10	2381 East Wind Mill Lane #14-17	Las Vegas	NV	89123

Location #	Address	City	State	Zip
11	1409 West Southern Avenue	Tempe	AZ	85285

Location #	Address	City	State	Zip
12	8991B Harlan	Westminster	CO	80031

Location #	Address	City	State	Zip
13	14107 East Exposition Avenue	Aurora	CO	80012

Location #	Address	City	State	Zip
14	312 East South Temple	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
15	265 East 100 South	Salt Lake City	UT	84102

Location #	Address	City	State	Zip
16	75 Kitts Lane (also 85 95 Kitts Lane for Liab.)	Newington	CT	06111

Location #	Address	City	State	Zip
17	25 Sylvan Road	Westport	CT	06880

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
18	1154 Poquonnock Road	Groton	CT	06340

Location #	Address	City	State	Zip
19	10000 N 31 Ave Ste D-100	Phoenix	AZ	85051

Location #	Address	City	State	Zip
20	1055 S Sherman Street Ste 100	Richardson	TX	75081

Location #	Address	City	State	Zip
21	13161 and 13165 Northwest Freeway	Houston	TX	77040

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Umbrella Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Excess Liability - COM	Philadelphia Indemnity Insurance Co.	PHUB354496	7/31/2011	7/31/2012	$*

Coverage	Limits of Liability
*	$*
*	$*
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Professional Liability	Lloyd's of London	W11895110101	4/17/2011	4/17/2012

Named Insureds
Steiner Education Group, Inc. etal C/O
FCNH, Inc. d/b/a The Florida College of Natural Health
Mid-Atlantic Massage Therapy, Inc. d/b/a Baltimore School of Massage York Campus
Virginia Massage Therapy, Inc. d/b/a Virginia School of Massage and Healing Arts
Mid-Atlantic Massage Therapy, Inc. d/b/a Baltimore School of Massage
FCNH Inc dba Utah College of Massage Therapy
FCNH Inc dba Nevada School of Massage Therapy
FCNH Inc dba Arizona School of Massage Therapy
FCNH Inc dba Denver School of Massage Therapy
Virginia Massage Therapy, Inc. Dba Connecticut Center For Massage Therapy
FCNH, Inc. Dba Steiner Institute of Esthetics at UCMT
FCNH, Inc. Dba Steiner Institute of Esthetics at ASMT
Mid Atlantic Massage Therapy, Inc. Dba Baltimore School of Massage's Steiner Institute of Esthetics
Virginia Massage Therapy, Inc. Dba Steiner Institute of Esthetics at VASOM
FCNH, Inc Dba Steiner institute of Esthetics at UCMT
Virginia School Of Massage Therapy, Inc.

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Professional Liability	Lloyd's of London	W11895110101	4/17/2011	4/17/2012

Location #	Address	City	State	Zip
1	2001 W. Sample Rd. Ste 100	Pompano Beach	FL	33064

Location #	Address	City	State	Zip
2	7925 NW 12 St	Miami	FL	33126

Location #	Address	City	State	Zip
3	170 Red Rock Rd	York	PA	17402

Location #	Address	City	State	Zip
4	153 Zan Road	Charlottesville	VA	22901

Location #	Address	City	State	Zip
5	2600 Lake Lucien Drive Ste 140	Maitland	FL	32751

Location #	Address	City	State	Zip
6	616 67 Street Circle East	Bradenton	FL	34208

Location #	Address	City	State	Zip
7	517 Progress Drive Units A-L	Linthicum	MD	21090

Location #	Address	City	State	Zip
8	25 South 300 East	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
9	135 South State Street STE 12	Lindon	UT	84042

Location #	Address	City	State	Zip
10	2381 East Wind Mill Lane #14-17	Las Vegas	NV	89123

Location #	Address	City	State	Zip
11	1409 West Southern Avenue	Tempe	AZ	85285

Location #	Address	City	State	Zip
12	8991 Harlan Street, Ste B	Westminster	CO	80031

Location #	Address	City	State	Zip
13	14107 East Exposition Avenue	Aurora	CO	80012

Location #	Address	City	State	Zip
14	10000 N 31 Ave. Ste D-100	Phoenix	AZ	85051

Location #	Address	City	State	Zip
15	13161 and 13165 Northwest Freeway	Houston	TX	77040

Location #	Address	City	State	Zip
16	75 Kitts Lane	Newington	CT	06111

Location #	Address	City	State	Zip
17	25 Sylvan Road	Westport	CT	06880

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
18	1154 Poquonnock Road	Groton	CT	06340

Location #	Address	City	State	Zip
19	1055 S Sherman Street Ste. 100	Richardson	TX	75081

Location #	Address	City	State	Zip
21	13161 and 13165 Northwest Freeway	Houston	TX	77040

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Professional Insurance Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Professional Liability	Lloyd's of London	W11895110101	4/17/2011	4/17/2012	$*

Coverage	Limits of Liability
*	$*
*	$*
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Crime - Commercial	Fidelity and Deposit Co of Maryland	CCP141074617	2/5/2011	2/5/2012

Named Insureds
Steiner Education Group, Inc.
Virginia School Of Massage Therapy, Inc.
FCNH, Inc. Dba The Florida College of Natural Health
Mid-Atlantic Massage Therapy, Inc. D/B/A Baltimore School of Massage York Campus
Virginia Massage Therapy, Inc. D/B/A Virginia School Of Massage and Healing Arts
Mid-Atlantic Massage Therapy, Inc. D/B/A Baltimore School of Massage
FCNH Inc dba Utah College of Massage Therapy
FCNH Inc dba Nevada School of Massage Therapy
FCNH Inc dba Arizona School of Massage Therapy
FCNH Inc dba Denver School of Massage Therapy
Virginia Massage Therapy, Inc. Dba Connecticut Center For Massage Therapy
BWMI, Inc Dba Bodywork Mall (Off site Inventory only)
FCNH, Inc Dba Texas Center for Massage Therapy
FCNH, Inc. Dba Steiner Institute of Esthetics at UCMT
FCNH, Inc. Dba Steiner Institute of Esthetics at ASMT
FCNH, Inc Dba Steiner Institute of Esthetics at ASMT
Mid Atlantic Massage Therapy, Inc. Dba Baltimore School of Massage's Steiner Institute of Esthetics
Virginia Massage Therapy, Inc. Dba Steiner Institute of Esthetics at VASOM

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Crime - Commercial	Fidelity and Deposit Co of Maryland	CCP141074617	2/5/2011	2/5/2012

Location #	Address	City	State	Zip
1	2001 West Sample Road	Pompano Beach	FL	33064

Location #	Address	City	State	Zip
2	7925 N. W. 12 Street	Miami	FL	33126

Location #	Address	City	State	Zip
3	170 Red Rock Road	York	PA	17402

Location #	Address	City	State	Zip
4	153 Zan Road	Charlottesville	VA	22901

Location #	Address	City	State	Zip
5	2600 Lake Lucien Drive, Ste 140	Maitland	FL	32751

Location #	Address	City	State	Zip
6	616 67 Street Circle East	Bradenton	FL	34208

Location #	Address	City	State	Zip
7	517 Progress Drive, Units A-Q	Linthicum	MD	21090

Location #	Address	City	State	Zip
8	25 South 300 East	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
9	135 South State Street Ste 5-6, 9-17	Lindon	UT	84042

Location #	Address	City	State	Zip
10	2381 East Wind Mill Lane #14-17	Las Vegas	NV	89123

Location #	Address	City	State	Zip
11	1409 West Southern Avenue, Ste 6	Tempe	AZ	85282

Location #	Address	City	State	Zip
12	8991B Harlan	Westminster	CO	80031

Location #	Address	City	State	Zip
13	14107 East Exposition Avenue	Aurora	CO	80012

Location #	Address	City	State	Zip
14	10000 N 31 Ave Ste D-100	Phoenix	AZ	85051

Location #	Address	City	State	Zip
15	312 E South Temple	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
16	75 Kitts Lane	Newington	CT	06111

Location #	Address	City	State	Zip
17	25 Sylvan Rd N	Westport	CT	06880

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
18	1154 Poquonnock Rd	Groton	CT	06340

Location #	Address	City	State	Zip
19	1055 S Sherman Street Ste 100	Richardson	TX	75081

Location #	Address	City	State	Zip
20	13161 and 13165 Northwest Freeway	Houston	TX	77040

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Crime Insurance Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Crime - Commercial	Fidelity and Deposit Co of Maryland	CCP141074617	2/5/2011	2/5/2012	$*

Coverage	Limits of Liability
*	$*
*	$*
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Miscellaneous Bond	Fidelity and Deposit Co of Maryland	LPM814270109	7/30/2011	7/30/2012	$*

Named Insureds
Mid Atlantic Massage Therapy, Inc. Massa d/b/a Baltimore School of Massage - York Campus

Coverage	Limits of Liability
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Miscellaneous Bond	Western Surety Company	68977615	3/14/2011	3/14/2012	$*

Named Insureds
Mid Atlantic Massage Therapy Inc DBA: Baltimore School of Massage - York Campus

Coverage	Limits of Liability
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Miscellaneous Bond	Fidelity and Deposit Co of Maryland	LPM814270109	7/30/2011	7/30/2012	$*

Named Insureds
Mid Atlantic Massage Therapy Inc DBA: Baltimore School of Massage

Coverage	Limits of Liability
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
License and Permit Bond	Fidelity and Deposit Co of Maryland	LPM814287508	7/1/2011	7/1/2012	$*

Named Insureds
Virginia Massage Therapy, Inc.

Coverage	Limits of Liability
*	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

SUMMARY OF INSURANCE

Prepared for:

Steiner Leisure Ltd

Property, General Liability and Workers Compensation Schedule

USI Insurance Services, LLC
201 Alhambra Circle, Suite 1000
Coral Gables, FL 33134

Telephone Number: (305) 669-6000
Fax: (305) 669-6030
www.usi.biz

Date Prepared:  October 20, 2011

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule-Hawaii Property
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Property - Commercial	Westchester Surplus Lines Insurance Co.	D35912733001	7/1/2003	7/1/2004

Named Insureds
Steiner Leisure LTD
Steiner Spa LTD
Mandara Spa, LLC
Mandara Spa (Hawaii), LLC

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule-Hawaii Property
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	Aspen Specialty Insurance Co	BINDERPRA8CFV11	7/1/2011	7/1/2012	$*

Loc #	Address	City	State	Zip code
1	2005 Kalia Road	Honolulu	HI	96815
2	3700 Wailea Road	Wailea	HI	96753
3	69-275 Waikoloa Beach Drive	Waikoloa	HI	96738
4	One Mauna Kea Beach Drive	Kamuela	HI	96743

Location Number:  1
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded
1	Mandara Spa in Hilton Hawaiian Village	*	$*	Special	90	R	$*
1		*	$*	Special	90	R	$*
1		*	$*	Special	90	L	$*

Location Number:  2
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded
1	Mandara Spa in Outrigger Wailea Resort	*	$*	Special (Including Theft)	90	R	$*
1		*	$*	Special (Including Theft)	90	R	$*
1		*	$*	Special (Including Theft)	90	L	$*

Location Number:  3
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded
1	Waikaloa Beach Marriott	*	$*	Special (Including Theft)	90	R	$*
1		*	$*	Special (Including Theft)	90	R	$*
1		*	$*	Special (Including Theft)	90	L	$*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Number:  4
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded
1	Mauna Kea Resort, LLC	*	$*	Special (Including Theft)	90	R	$*
1		*	$*	Special (Including Theft)	90	R	$*
1		*	$*	Special (Including Theft)	90		$*

Deductibles:  $* All Other Perils except Wind and Hail Deductible -*% of total Insured Value per
Location each occurrence subject to a minimum of $*
Water Damage Deductible-*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule-Bahamas Property
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Property - Commercial	RoyalStar Assurance Limited	C47C0702546	4/30/2011	4/29/2012

Named Insureds
Mandara Spa Bahamas, Ltd. Mandara Spa (Bahamas) Ltd. Steiner Spas Ltd.
Steiner Leisure Ltd.
Seiner Spas Ltd.

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule-Bahamas Property
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	RoyalStar Assurance Limited	C47C0702546	4/30/2011	4/29/2012	$*

Loc #	Address	City	State	Zip code
1	Atlantis Hotel Paradise Island	Paradise Island	XX
2	Suite 104a-Saffrey Square	Paradise Island	XX
3	Ocean club Resort	Paradise Island	XX

Location Number:  1
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded	Agreed
1	Owner Operator Of Luxury Spas in Hotels/resorts	*	$*	Special	90	R	$*
1		*	$*	Special	90	R	$*
1		*	$*	Special	90	R	$*

Location Number:  2
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Blanket #	Cause	Coin. %	Val	Ded	Agreed
1	Office	*	$*		Special	90	R	$*

Location Number:  3
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded	Agreed
1	Owner/Operator of Luxury Spas in Hotels/resorts	*	$*	Special	90	R	$*
1		*	$*	Special	90	R	$*
1		*	$*	Special	90	R	$*

Deductibles: All Other Perils Deductible $* except for Catastrophe perils which will be *% of total combines values per location with a minimum of $*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule-Mexico Property
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Property - Commercial	AXA Seguros Mexico	ESA830190200	5/1/2010	5/1/2011

Named Insureds
Mandara Spa De Mexico S. De R.L. De C.V. Madara Spa De Mexico, S. DE R.L. DE C.V.
Presidente Intercontinental Resort
Presidente Intercontinnetal Hotel

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule-Mexico Property
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	AXA Seguros Mexico	ESA830190200	5/1/2010	5/1/2011	$*

Loc #	Address	City	State	Zip code
1	Carretera A Chankanaab km 6.5	Cozumel	MX

Location Number:  1
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Blanket #	Cause	Coin. %	Val	Ded	Agreed
1	Beauty Spa inside Presidente InterContinental Cozumel Resort & Spa	*	$*		Special		R	$*
1		*	$*		Special		R
Hurricane/Hail/Flood/Mudslide-Coverage only applies to Contents -*% coinsurance plus  *% Deductible.  No coverage afforded for Business income.

Earthquake-Coverage applies to Contents and Business income-Deductible for Contents- *% coinsurance plus *% Deductible.
Deductible for Business income- *% coinsurance plus 7 days waiting period.

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule-Puerto Rico
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	Real Legacy Assurance Company, Inc.	CLP20771707	8/6/2011	8/6/2012	$*

Loc #	Address	City	State	Zip code
1	600 Rio Mar Boulevard	Rio Grande	PR	00745

Location Number:  1
Bldg #	Building Desc	Subject Of Ins	Coverage Amt	Cause	Coin. %	Val	Ded
1	Spa in Westin Rio Mar Resort & Gulf Club	*	$*	Special	100	R	$*
1		*	$*	Special	100	R	$*
1		*	$*	Special	50

Deductibles:  Improvement & Betterment , Personal Property –All Other Perils- $*
Improvement & Betterment , Personal Property-Windstorm and Hail Deductible- *%
Improvement & Betterment , Personal Property-Earthquake Deductible- *%

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule-Spas
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	Liberty Mutual Fire Insurance Company	YU2Z91456197011	1/28/2011	1/28/2012	$*

Loc #	Address	City	State	Zip code
1	3667 Las Vegas Blvd.	Las Vegas	NV	88901
2	330 San Lorenzo Avenue- 2345 Village of Merrick Park	Coral Gables	FL	33134
3	5601 Universal Blvd	Orlando	FL	32819
4	3655 Las Vegas Blvd	Las Vegas	NV	88901
5	1 Mohegan Sun Blvd.	Uncasville	CT	06382
6	1500 Epcot Resort Blvd	Lake Buena Vista	FL	32830
7	5350 NW 35th Terr., #100	Ft. Lauderdale	FL	33309
8	1600 Disneyland Drive	Anaheim	CA	92802
9	312 E. South Temple	Salt Lake City	UT	84111
10	2600 Lake Lucien Drive, Suite 140	Maitland	FL	32751
11	616-67 Street Circle East	Bradenton	FL	34208
12	JFK Int'l Airport-British Airways Building 59, Terminal 7	Jamaica	NY	11430
13	200 E South Temple	Salt Lake City	UT	84101
14	7277 East Camelback Road	Scottsdale	AZ	85251
15	181 Third Street, 4th floor	San Francisco	CA	94103
16	930 Hilgard Avenue	Los Angeles	CA	90024
17	188 14th Street NE	Atlanta	GA	30361
18	88 West Paces Ferry Road	Atlanta	GA	30305
19	644 North Lake Shore Drive, 8th Flr.	Chicago	IL	60611
20	225 River Stree	Hoboken	NJ	07030
21	12 West 57th Street, 3rd Floor	New York	NY	10019
22	541 Lexington Avenue	New York	NY	10022
23	568 Broadway, 2nd Floor	New York	NY	10012
24	75 Varick Street, 10th Floof	New York	NY	10013
25	2440 Victory Park Lane, 16th Floor	Dallas	TX	75219
26	6250 Hollywood	Los Angeles	CA	90028
27	2201 Collins Avenue	Miami Beach	FL	33139
28	1601 Collins Avenue	Miami Beach	FL	33139

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial Property Schedule-Spas
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Property - Commercial	Liberty Mutual Fire Insurance Company	YU2Z91456197011	1/28/2011	1/28/2012	$*

Blanket Limits Schedule:
Blkt #	Blanket Description	Cause of Loss	Coins %	Deductible Amount	Valuation	Total Blanket Limit
1	*	Special	N/A	$*	RC	$*
2 3	* *	Special	N/A		RC	$* $*

All Perils Deductible IS $* except Windstorm/Hail, Earthquake and Flood

Wind Deductibles-Florida has a *% Wind and Hail Deductible subject to $* Minimum deductible

Wind Deductible-$* for the following Locations:
One Mohegan Sun Blvd, Uncasville, CT.
225 River St., Hoboken, NJ
12 West 57th St., New York, NY
541 Lexington Avenue, New York, NY
568 Broadway, New York, NY
75 Varick Street, New York, NY

Other locations-Wind Deductible-$* deductible

Earthquake-Limit $* with a $* deductible subject to:
Nevada Earthquake-$* Sub-Limit-*% deductible with a $*
minimum ded.
California Earthquake-$* Sub-Limit-*% deductible with a $*
minimum ded.

Flood-$* Limit $* Deductible subject to:
Sub-limit $*- with a $*  Deductible
For: Zones AH, AE-Loc #7, #20, #24, #27, #28
Sub-Limit $* with a $* Deductible
Zones X or B-LOC #1, #2, #3, #4,  #8, #9, #10, #11, #12, #13, #14, #15, #16, #17,
#18, #19, #21, #22, #23, #25, #26

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
General Liability - COM	Lloyd's of London	SR000930L	7/1/2011	7/1/2012

Named Insureds
Steiner Leisure Ltd
Steiner Spa Limited
Steiner U.S. Holdings Limited
Steiner Management Services, LLC
Steiner Beauty Products Inc
Florida Luxury Spa Group, Inc. dba Elemis at Merrick Park
Mauna Kea Resort, LLc
Steiner Spa Resorts (Connecticut), Inc.Dba The Mohegan
Mandara Spa LLC
Mandara Spa Services LLC
Mandara PSLV, LLC d/b/a Paris Spa By Mandara
Florida Luxury Spa Group, Inc. dba Mandara Spa at Portofino Bay Hotel
Mandara Spa Puerto Rico, LLC
Florida Luxury Spa Group, LLC dba Mandara Spa at the Walt Disney World Dolphin Hotel
BWMI, Inc. dba Bodyworks Mall Spa 312
Mandara Spa Hawaii, LLC
Florida Luxury Spa Group, Inc. dba Elemis Spa at Loews Miami Beach Hotel
Steiner Spa Resorts Nevada Inc. dba Planet Hollywood Spa by Mandara
Steiner Product Support Dba Elemis Travel Spa
Steiner Resort Spas (California), Inc.Dba Dba Mandara Grand Californian
Steiner Product Support US, LLC
Bliss World, LLC
Bliss World Holdings, Inc.
Bliss World Card Company
Elemis Spa Limited
Elemis Limited (products)
E J Contracts (Products)
La Therapie (Products)
Steiner Trading Limited (Products)
Mandara Spa De Mexico S. De R.L. De C.V.
Mandara Spa Aruba N.V.
Steiner Transocean Limited (Products Only)
Mandara Spa (Bahamas) Ltd
Steiner Spa Ltd. Mandara Spa (Guam), Inc.(Professional Only)
Mandara Spas, Ltd (Professional Only)
Elemis Ltd. (Professional Only)
Elemis Spa Limited (Professional Only)
Spa Servicios Administrativos De Mexico s. De R. L. De C.V.
Bliss World Limited
Steiner Management Services, LLC

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
General Liability - COM	Lloyd's of London	SR000930L	7/1/2011	7/1/2012

Location #	Address	City	State	Zip
1	770 S Dixie Hwy 2nd Floor;	Miami	FL	33146

Location #	Address	City	State	Zip
2	3667 Las Vegas Boulevard	Las Vegas	NV	89102

Location #	Address	City	State	Zip
3	2005 Kalia Road	Honolulu	HI	96815

Location #	Address	City	State	Zip
4	3700 Wailea Road	Wailea	HI	96753

Location #	Address	City	State	Zip
5	5350 N W 35 Terr #100	Ft. Lauderdale	FL	33309

Location #	Address	City	State	Zip
6	330 San Lorenzo Avenue	Coral Gables	FL	33134

Location #	Address	City	State	Zip
7	1 Mohegan Sun Blvd.	Uncasville	CT

Location #	Address	City	State	Zip
8	3655 Las Vegas Boulevard	Las Vegas	NV	88901

Location #	Address	City	State	Zip
9	5601 Universal Blvd	Orlando	FL	32819

Location #	Address	City	State	Zip
10	Westin Rio Mar Resort & Golf Club 6000 Rio Mar Blvd.	Rio Grande	PR	00745

Location #	Address	City	State	Zip
11	1500 Epcot Resort Blvd	Lake Buena Vista	FL	32830

Location #	Address	City	State	Zip
12	1600 S Disneyland Drive	Anaheim	CA	92802

Location #	Address	City	State	Zip
13	200 E South Temple	Salt Lake City	UT	84101

Location #	Address	City	State	Zip
14	JFK International Airport, British Airways Building 59, Terminal 7	Jamaica	NY	11430

Location #	Address	City	State	Zip
15	69-275 Waikoloa Beach Drive	Waikoloa	HI	96738

Location #	Address	City	State	Zip
16	1601 Collins Avenue	Miami Beach	FL	33139

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
17	One Mauna Kea Beach Drive	Kamuela	HI	96743

Location #	Address	City	State	Zip
18	7277 East Camelback Road	Scottsdale	AZ	85251

Location #	Address	City	State	Zip
19	181 Third Street, 4th Floor	San Francisco	CA	94103

Location #	Address	City	State	Zip
20	930 Hilgard Avenue	Los Angeles	CA	90024

Location #	Address	City	State	Zip
21	188 14th Street NE	Atlanta	GA	30361

Location #	Address	City	State	Zip
22	88 West Paces Ferry Road	Atlanta	GA	30305

Location #	Address	City	State	Zip
23	644 North Lake Shore Drive, 8th Flr	Chicago	IL	60611

Location #	Address	City	State	Zip
24	225 River Street	Hoboken	NJ	07030

Location #	Address	City	State	Zip
25	12 West 57th Street, 3rd Floor	New York	NY	10019

Location #	Address	City	State	Zip
26	541 Lexington Avenue	New York	NY	10022

Location #	Address	City	State	Zip
27	568 Broadway, 2nd Floor	New York	NY	10012

Location #	Address	City	State	Zip
28	75 Varick Street, 10th Floor	New York	NY	10013

Location #	Address	City	State	Zip
29	2440 Victory Park Lane, 16th Floor	Dallas	TX	75219

Location #	Address	City	State	Zip
30	6250 Hollywood Blvd	Los Angeles	CA	90028

Location #	Address	City	State	Zip
31	2201 Collins Ave	Miami Beach	FL	33139

Location #	Address	City	State	Zip
32	P/A Marriot Aruba Ocean Club L.G. Smith Blvd., 99 Aruba	Aruba	00

Location #	Address	City	State	Zip
33	Sofitel Fiji Resort	Denarau Island, Fiji	00

Location #	Address	City	State	Zip
34	Musket Cove Island Resort, Malolo Lai Lai Island, Fiji	Malolo Lailai Island, Fij	00

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
35	Carrtera a Chankanaaba KM 6.5-Hotel Intercontinental	Quintana Roo, Cozumel, MX	MX

Location #	Address	City	State	Zip
36	Blvd Minjares, San Jose Del Cabo BC CP 23400-Hotel Presidente	San Jose Del Cabo, MX	MX

Location #	Address	City	State	Zip
37	Blvd Kukulaan, KM 7.5, Quintana Roo,Presidente Intercontinental	Cancun, MX	MX

Location #	Address	City	State	Zip
38	Atlantis Spa, Paradise Island	Nassau, Bahamas	XX

Location #	Address	City	State	Zip
39	Ocean Club Resort, Paradise Island	Nassau, Bahamas	XX

Location #	Address	City	State	Zip
40	Suite 104A, Saffrey Square	Nassau, Bahamas	XX

Location #	Address	City	State	Zip
41	1 Sephora ION-05/06 Ion Orchard	Singapore	XX

Location #	Address	City	State	Zip
42	3801 Las Vegas Blvd So.	Las Vegas	NV	89109

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

General Liability Coverage and Limit Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
General Liability - COM	Lloyd's of London	SR000930L	7/1/2011	7/1/2012	$*

Limits Of Liability:	$*	*
	$*	*
	$*	*
	$*	*
	$*	*
	$*	*
Deductibles:	$*	*
$*

Additional coverages:
Coverage Description	Location #	State	Limit	Ded
Deductible $* per claim, per occurrence
Aggregate per Location $*
Professional/SML Liability-Included
Employee Benefits Liability - $* Claims Made Ded. $* Retro Date *
Primary and Non-Contributory Clause
Blanket Additional Insured
Blanket Additional Insured
*			$*	$*

Code	Loc	State	Classification Description	Basis	Exposure
44311	9	FL	HEALTH OR EXERCISE CLUBS SPA	S	*
18437	9	FL	PROFIT - STORES - NOC - NO FOOD OR DRINKS	S	*
44311	7	CT	HEALTH OR EXERCISE CLUBS SPA	S	*
18437	7	CT	Profit - Stores - NOC - no food or drink	S	*
44311	2	NV	HEALTH OR EXERCISE CLUBS SPA	S	*
18437	2	NV	Profit - Stores - NOC - no food or drink	S	*
44311	8	NV	HEALTH OR EXERCISE CLUBS-SPA	S	*
18437	8	NV	Profit - Stores - NOC - no food or drink	S	*
44311	6	FL	HEALTH OR EXERCISE CLUBS-SPA	S	*
18437	6	FL	Profit - Stores - NOC - no food or drink	S	*
44311	3	HI	HEALTH OR EXERCISE CLUBS-SPA	S	*
18437	3	HI	Profit - Stores - NOC - no food or drink	S	*
44311	4	HI	HEALTH OR EXERCISE CLUBS-SPA	S	*
18437	4	HI	Profit - Stores - NOC - no food or drink	S	*
12362	5	FL	DISTRIBUTORS - NO FOOD OR DRINK	S	*
44311	10	PR	HEALTH OR EXERCISE CLUBS SPA	S	*
18437	10	PR	Profit - Stores - NOC - no food or drink	S	*
44311	11	FL	HEALTH OR EXERCISE CLUBS-SPA	S	*
18437	11	FL	Profit - Stores - Noc - No Food Or Drink	S	*
44311	12	CA	Health Or Exercise Clubs-SPA	S	*
18437	12	CA	Profit - Stores - Noc - No Food Or Drink	S	*
44311	15	HI	Health Or Exercise Clubs-SPA	S	*
18437	15	HI	Profit - Stores - Noc - No Food Or Drink	S	*
44311	16	FL	Health Or Exercise Clubs-SPA	S	*
18437	16	FL	Profit - Stores - Noc - No Food Or Drink	S	*
44311	14		Health Or Exercise Clubs, Spa	S	*
65121	13	UT	Office	A	*
44311	17	HI	Health Or Exercise Clubs-SPA	S	*
44311	30	CA	Health Or Exercise Clubs	S	*
18437	30	CA	Profit - Stores - Noc - No Food Or Drink	S	*
44311	31	FL	Health Or Exercise Clubs-SPA	S	*
18437	31	FL	Profit - Stores - Noc - No Food Or Drink	S	*

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

44311	18	AZ	Health Or Exercise Clubs-SPA	S	*
18437	18	AZ	Profit - Stores - Noc - No Food Or Drink	S	*
44311	19	CA	Health Or Exercise Clubs-SPA	S	*
18437	19	CA	Profit - Stores - Noc - No Food Or Drink	S	*
44311	20	CA	Health Or Exercise Clubs-SPA	S	*
18437	20	CA	Profit - Stores - Noc - No Food Or Drink	S	*
44311	21	GA	Health Or Exercise Clubs-SPA	S	*
18437	21	GA	Profit - Stores - Noc - No Food Or Drink	S	*
44311	22	GA	Health Or Exercise Clubs-SPA	S	*
18437	22	GA	Profit - Stores - Noc - No Food Or Drink	S	*
44311	23	IL	Health Or Exercise Clubs-SPA	S	*
18437	23	IL	Profit - Stores - Noc - No Food Or Drink	S	*
44311	24	NJ	Health Or Exercise Clubs-SPA	S	*
18437	24	NJ	Profit - Stores - Noc - No Food Or Drink	S	*
44311	25	NY	Health Or Exercise Clubs-SPA	S	*
18437	25	NY	Profit - Stores - Noc - No Food Or Drink	S	*
44311	26	NY	Health Or Exercise Clubs-SPA	S	*
18437	26	NY	Profit - Stores - Noc - No Food Or Drink	S	*
44311	27	NY	Health Or Exercise Clubs-SPA	S	*
18437	27	NY	Profit - Stores - Noc - No Food Or Drink	S	*
44311	28	NY	Health Or Exercise Clubs/OFFICE	S	*
44311	29	TX	Health Or Exercise Clubs-SPA	S	*
18437	29	TX	Profit - Stores - Noc - No Food Or Drink	S	*
44311			US DIRECT PRODUCTS	S	*
18437			US BLISSTRIBUTION	S	*
18437			Foreign Product sales-Steiner	S	*
18437			Foreign Products-HK Blisstribution	S	*
18437			Foreign Sales-Bliss-UK Spa	S	*
18437			Foreign Sales-Bliss-UK DIRECT PRODUCT	S	*
18437			Foreign Products-UK-Blistribution-Dept Stores	S	*
44311	32	00	Health Or Exercise Clubs-Spa	S	*
44311	33		AHealth Or Exercise Clubs-SPA	S	*
44311	34		Health Or Exercise Clubs	S	*
44311	35	MX	Health Or Exercise Clubs	R	*
44311	36	MX	Health Or Exercise Clubs	R	*
44311	37	MX	Health Or Exercise Clubs	R	*
18437	34		Profit - Stores - Noc - No Food Or Drink	S	*
18437	33		Profit - Stores - Noc - No Food Or Drink	S	*
18437	32		Profit - Stores - Noc - No Food Or Drink	S	*
18437	17		Profit - Stores - Noc - No Food Or Drink	R	*
44311	42	NV	Health Or Exercise Clubs-SPA	S	*
18437	42		Profit - Stores - Noc - No Food Or Drink	S	*

Explanation of basis codes:
(S) Sales	(P) Payroll	(A) Area – Per Sq. Ft	(C) Total Cost
(M)Admissions-Per 1000	(U) Unit – Per Unit	(T) Other

*  Confidential terms omitted and provided separately to the Securities and Exchange Commission.

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Named Insured Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Excess Liability - COM	Lloyd's of London	SR000940L	7/1/2011	7/1/2012

Named Insureds
Steiner Leisure Ltd
Steiner Spa Limited
Steiner U.S. Holdings Limited
Florida Luxury Spa Group, Inc DBA Elemis Spa at Merrick Park
Mauna Kea Resort, LLC
Steiner Spa Resorts (Connecticut), Inc.,Dba The Mohegan
Mandara Spa LLC
Mandara Spa Services LLC
Mandara Spa (Hawaii) LLC
Mandara PSLV, LLC d/b/a Paris Spa By Mandara
Steiner Beauty Products, Inc.
Florida Luxury Spa Group, Inc. dba Mandara Spa at Portofino Bay Hotel
Mandara Spa de Mexico, S de RL de CV
Mandara Spa Puerto Rico, LLC
Mandara Spa (Guam), Inc.
Mandara Spa Aruba N.V.
Florida Luxury Spa Group, LLC dba Mandara Spa at the Walt Disney World Dolphin
Steiner Management Services LLC
Florida Luxury Spa Group, Inc. dba Elemis Spa at Loews Miami Beach Hotel
BWMI, Inc. dba Bodyworks Mall Spa 312
Mandara Spa (Fiji), LLC
Mandara Spas, Ltd.
Mandara Spa Presidente Intercontinental Resort
Bliss World Limited
Mandara Spa Presidente Intercontinental Hotel
Steiner Spa Resorts Nevada Inc. dba Planet Hollywood Spa by Mandara
Steiner Product Support dba Elemis Travel Spa
Steiner Resort Spa (California), Inc. Dba Mandara Grand Californian
Steiner Product Support U.S., LLC
Mandara Spa (Bahamas), LTD
Mandara Spa, Ltd.
Elemis Spa Limited
Elemis Limited
Bliss World, LLC
Bliss World Holdings, Inc.
Bliss World Card Company
Spa Servicios Administrativos De Mexico S De R L De C V
Florida Luxury Spa Group, Inc.
Steiner Training Limited
Bliss World (Asia) PTE, Ltd

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date
Excess Liability - COM	Lloyd's of London	SR000940L	7/1/2011	7/1/2012

Location #	Address	City	State	Zip
1	3667 Las Vegas Blvd	Las Vegas	NV	89102

Location #	Address	City	State	Zip
2	330 San Lorenzo Avenue	Coral Gables	FL	33134

Location #	Address	City	State	Zip
3	5601 Universal Blvd	Orlando	FL	32819

Location #	Address	City	State	Zip
4	1 Mohegan Sun Blvd.	Uncasville	CT

Location #	Address	City	State	Zip
5	2005 Kalia Rd	Honolulu	HI	96815

Location #	Address	City	State	Zip
6	3700 Wailea Rd	Wailea	HI	96753

Location #	Address	City	State	Zip
7	3655 Las Vegas Blvd.	Las Vegas	NV	88901

Location #	Address	City	State	Zip
8	5350 NW 35 Terr., #100	Ft. Lauderdale	FL	33309

Location #	Address	City	State	Zip
9	Carr. a Chankanaaba KM 6.5 Hotel Intercontinental Cozumel Resort	Cozumel, Mexico	MX

Location #	Address	City	State	Zip
10	Westin Rio Mar Resort & Golf Club 6000 Rio Mar Blvd.	Rio Grande	PR	00745

Location #	Address	City	State	Zip
11	200 E South Temple	Salt Lake City	UT	84101

Location #	Address	City	State	Zip
12	One Mauna Kea Beach Drive	Kamuela	HI	96743

Location #	Address	City	State	Zip
13	Presidente Intercontinental Hot Blvd Kukulaan, Km 7.5, Quintana Roo	Cancun, Mexico	MX

Location #	Address	City	State	Zip
14	Guam -PIC (incls office) 1082 Pale San Vitores Road	Tamuning	GU	96913

Location #	Address	City	State	Zip
15	Guam - Hilton 202 Hilton Road	Tumon Bay	GU	96911

Location #	Address	City	State	Zip
16	Guam-Nikko 245 Gun Beach Road	Tumon Bay	GU	96911

Location #	Address	City	State	Zip
17	Guam-Westin San Victores Road	Tumon Bay	GU	96911

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
18	Guam Outrigger 1255 Pale San Vitores Road	Tumon Bay	GU	96911

Location #	Address	City	State	Zip
19	Aruba-Marriott L. G. Smith Blvd #99 Palm Beach	Aruba	00	96911

Location #	Address	City	State	Zip
20	Musket Cove Island Resort, Malolo Lai Lai Island	Fiji	00

Location #	Address	City	State	Zip
21	Sofitel Resort; Denarau Island	Fiji	00

Location #	Address	City	State	Zip
22	Atlantis Resort, Paradise Island	Nassau	XX

Location #	Address	City	State	Zip
23	Ocean Club Resort, Paradise Island	Nassau	XX

Location #	Address	City	State	Zip
24	Suite 104a Saffrey Square	Nassau	XX

Location #	Address	City	State	Zip
25	1500 Epcot Resort Blvd	Lake Buena Vista	FL	32830

Location #	Address	City	State	Zip
26	1600 S Disneyland Drive	Anaheim	CA	92802

Location #	Address	City	State	Zip
27	3801 Las Vegas Blvd So.	Las Vegas	NV	89109

Location #	Address	City	State	Zip
28	69-275 Waikoloa Beach Drive	Waikoloa	HI	96738

Location #	Address	City	State	Zip
29	1601 Collins Avenue	Miami	FL	33139

Location #	Address	City	State	Zip
30	Presidente Intercontinental Resort, Blvd Minjares	San Jose Del Cabo, MX	MX

Location #	Address	City	State	Zip
31	2201 Collins Ave	Miami Beach	FL	33139

Location #	Address	City	State	Zip
32	JFK Internaitonal Airport Building 59 Terminal 7	Jamaica	NY	11430

Location #	Address	City	State	Zip
33	1 Sephora ION-05/06 Ion Orchard	Singapore	SI

Location #	Address	City	State	Zip
34	7277 East Camelback Road	Scottsdale	AZ	85251

Location #	Address	City	State	Zip
35	181 Third Street, 4th Floor	San Francisco	CA	94103

Location #	Address	City	State	Zip
36	930 Hilgard Avenue	Los Angeles	CA	90024

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
37	188 14th Street NE	Atlanta	GA	30361

Location #	Address	City	State	Zip
38	88 West Paces Ferry Road	Atlanta	GA	30305

Location #	Address	City	State	Zip
39	644 North Lake Shore Drive, 8th Flr	Chicago	IL	60611

Location #	Address	City	State	Zip
40	225 River Street	Hoboken	NJ	07030

Location #	Address	City	State	Zip
41	12 West 57th Street, 3rd Floor	New York	NY	10019

Location #	Address	City	State	Zip
42	541 Lexington Avenue	New York	NY	10022

Location #	Address	City	State	Zip
43	568 Broadway, 2nd Floor	New York	NY	10012

Location #	Address	City	State	Zip
44	75 Varick Street, 10th Floor	New York	NY	10013

Location #	Address	City	State	Zip
45	2440 Victory Park Lane, 16th Floor	Dallas	TX	75219

Location #	Address	City	State	Zip
46	6250 Hollywood Blvd	Los Angeles	CA	90028

Location #	Address	City	State	Zip
47	Elemis Day Spa-2-3 Lancashire Ct, Mayfair	London-W1SIEX	UK

Location #	Address	City	State	Zip
48	Bliss Spa-60 Sloan Avenue Unit D, London SW33DD	London	UK

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Commercial umbrella Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Excess Liability - COM	Lloyd's of London	SR000940L	7/1/2011	7/1/2012	$*

Coverage	Limits of Liability
*	$*
*	$*
*	$*

Extensions:	Limit	Deductible
*	$*	$*
*
*

Sexual Misconduct: $* excess coverage

●	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

Coverage	Company	Policy Number	Effective Date	Expiration Date
Workers Compensation -COM	Liberty Mutual Insurance Company	WC1Z91455845010	12/19/2010	12/19/2011

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Workers Compensation
Location Schedule
Date Prepared:  November 7, 2011

Location #	Address	City	State	Zip
1	770 S Dixie Highway, 2nd FL	Coral Gables	FL	33146

Location #	Address	City	State	Zip
2	170 Red Rock Rd	York	PA	17402

Location #	Address	City	State	Zip
3	153 Zan Road	Charlottesville	VA	22901

Location #	Address	City	State	Zip
4	2001 W Sample Rd., Ste. 318	Pompano Beach	FL	33064

Location #	Address	City	State	Zip
5	3655 Las Vegas Blvd	Las Vegas	NV	89109

Location #	Address	City	State	Zip
6	3667 Las Vegas Blvd	Las Vegas	NV	89109

Location #	Address	City	State	Zip
7	One Mohegan Sun Blvd., #C110	Uncasville	CT	06382

Location #	Address	City	State	Zip
8	5601 Universal Blvd	Orlando	FL	32819

Location #	Address	City	State	Zip
9	5350 NW 35 Terrace Ste #100	Ft. Lauderdale	FL	33309

Location #	Address	City	State	Zip
10	330 San Lorenzo Avenue #2345	Coral Gables	FL	33134

Location #	Address	City	State	Zip
11	7925 NW 12th St	Miami	FL	33126

Location #	Address	City	State	Zip
12	517 Progress Drive Units A-L	Linthicum	MD	21090

Location #	Address	City	State	Zip
13	1500 Epcot Resort Blvd	Lake Buena Vista	FL	32830

Location #	Address	City	State	Zip
14	312 East South Temple	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
15	25 South 300 East	Salt Lake City	UT	84111

Location #	Address	City	State	Zip
16	135 South State Street STE 5-6, 9-17	Lindon	UT	84042

Location #	Address	City	State	Zip
17	2381 East Wind Mill Lane #14-17	Las Vegas	NV	89123

Location #	Address	City	State	Zip
18	1409 West Southern Avenue, Ste 6	Tempe	AZ	85282

Location #	Address	City	State	Zip
19	8991B Harlan	Westminster	CO	80031

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
20	14107 East Exposition Avenue	Aurora	CO	80012

Location #	Address	City	State	Zip
21	No designated address	Vermont	VT

Location #	Address	City	State	Zip
22	200 E So Temple	Salt Lake City	UT	84101

Location #	Address	City	State	Zip
23	2005 Kalia Rd, Kalia Tower	Honolulu	HI	96815

Location #	Address	City	State	Zip
24	3700 Wailea Alanui Drive	Kihei	HI	96753

Location #	Address	City	State	Zip
25	69-275 Waikaloa Beach Drive	Waikoloa	HI	96738

Location #	Address	City	State	Zip
26	1601 Collins Avenue	Miami Beach	FL	33139

Location #	Address	City	State	Zip
27	616 67th St.	Bradenton	FL	34208

Location #	Address	City	State	Zip
28	1600 S Disneyland Drive	Anaheim	CA	92802

Location #	Address	City	State	Zip
29	2600 Lake Lucien Drive Ste 140	Maitland	FL	34208

Location #	Address	City	State	Zip
30	JFK Int’l Airport, British Airways Building 59, Terminal 7	Jamaica	NY	11430

Location #	Address	City	State	Zip
31	No Designated address	Indiana	IN

Location #	Address	City	State	Zip
32	4425 Old Meadow CT	PLAINFIELD	IL	60586

Location #	Address	City	State	Zip
33	75 Kitts Lane	Newington	CT	06111

Location #	Address	City	State	Zip
34	25 Sylvan Road	Westport	CT	06880

Location #	Address	City	State	Zip
35	1154 Poquonnock Road	Groton	CT	06340

Location #	Address	City	State	Zip
36	50 NE 9th St.	Miami	FL	33132

Location #	Address	City	State	Zip
37	No Specific address	--	GA

Location #	Address	City	State	Zip
38	No specific addresss	--	OH

Location #	Address	City	State	Zip
39	No specific address	--	OR

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
40	No specific address	--	TX

Location #	Address	City	State	Zip
41	One Mauna Kea Beach Drive	Kamuela	HI	96743

Location #	Address	City	State	Zip
42	10000 N 31 Ave Ste D-100	Phoenix	AZ	85051

Location #	Address	City	State	Zip
43	7277 East Camelback Road	Scottsdale	AZ	85251

Location #	Address	City	State	Zip
44	181 Third Street, 4th Floor	San Francisco	CA	94103

Location #	Address	City	State	Zip
45	930 Hilgard Avenue	Los Angeles	CA	90024

Location #	Address	City	State	Zip
46	188 14th Street NE	Atlanta	GA	30361

Location #	Address	City	State	Zip
47	88 West Paces Ferry Road	Atlanta	GA	30305

Location #	Address	City	State	Zip
48	644 North Lake Shore Drive, 8th Flr	Chicago	IL	60611

Location #	Address	City	State	Zip
49	225 River Street	Hoboken	NJ	07030

Location #	Address	City	State	Zip
50	12 West 57th Street, 3rd Floor	New York	NY	10019

Location #	Address	City	State	Zip
51	541 Lexington Avenue	New York	NY	10022

Location #	Address	City	State	Zip
52	568 Broadway, 2nd Floor	New York	NY	10012

Location #	Address	City	State	Zip
53	75 Varick Street, 10th Floor	New York	NY	10013

Location #	Address	City	State	Zip
54	2440 Victory Park Lane, 16th Floor	Dallas	TX	75219

Location #	Address	City	State	Zip
55	9236 Monument Court	Keller	TX	76248

Location #	Address	City	State	Zip
56	123A 7th Ave #2B	Brooklyn	NY	11215

Location #	Address	City	State	Zip
57	4450 Nautilus Drive	Miami Beach	FL	33140

Location #	Address	City	State	Zip
58	341 West Elm Court	Glencoe	IL	60022

Location #	Address	City	State	Zip
59	80 Newnan Lakes Blve #511	Newnan	GA	30263

Location #	Address	City	State	Zip
60	154 Old Meadow Way	West Palm Beach	FL	33418

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
61	252 Barrington Circle	Lake Orion	MI	48360

Location #	Address	City	State	Zip
62	1000 River Reach Dr. Apt. 102	Fort Lauderdale	FL	33315

Location #	Address	City	State	Zip
63	6601 Beaver Dam Rd	Beltsville	MD	20705

Location #	Address	City	State	Zip
64	29 Raccoon Ct.	Carbondale	CO	81623

Location #	Address	City	State	Zip
65	4415 Mansion St.	Philadelphia	PA	19127

Location #	Address	City	State	Zip
66	9638 Downing St.	Thornton	CO	80229

Location #	Address	City	State	Zip
67	17205 Hillcrest Ridge	Chesterfield	MO	63005

Location #	Address	City	State	Zip
68	4415 Rockland Place	Montrose	CA	91020

Location #	Address	City	State	Zip
69	1358 Edmonton Dr.	Lewisville	TX	75077

Location #	Address	City	State	Zip
70	6250 Hollywood Blvd	Los Angeles	CA	90028

Location #	Address	City	State	Zip
71	2201 Collins Avenue	Miami Beach	FL	33139

Location #	Address	City	State	Zip
72	24052 Hollyoak Apt C	Aliso Viejo	CA	92656

Location #	Address	City	State	Zip
73	3000 Valley Forge Circle Ste 653	King Of Prussia	PA	19406

Location #	Address	City	State	Zip
74	6601 Beaver Dam Rd	Beltsville	MD	20705

Location #	Address	City	State	Zip
75	273 Laurie Meadow Dr. #141	San Mateo	CA	94403

Location #	Address	City	State	Zip
76	11138 Aqua Vist St. #56	North Hollywood	CA	91602

Location #	Address	City	State	Zip
77	12221 Carmel Vista Rd #103	San Diego	CA	92130

Location #	Address	City	State	Zip
78	393 Tower Hill Avenue	San Jose	CA	95136

Location #	Address	City	State	Zip
79	10185 Collins Avenue #404	Miami	FL	33154

Location #	Address	City	State	Zip
80	491 Ives Dairy Road #402-E	Miami	FL	33179

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Location #	Address	City	State	Zip
81	152 NE 44 ST	Miami	FL	33137

Location #	Address	City	State	Zip
82	4354 Sahara Drive NW	Kennesaw	GA	30144

Location #	Address	City	State	Zip
83	435 Home Avenue	Oak Park	IL	60302

Location #	Address	City	State	Zip
84	120 Bloomfiled St. Apt 3	Hoboken	NJ	07030

Location #	Address	City	State	Zip
85	4508 Smith Avenue	North Bergen	NJ	07047

Location #	Address	City	State	Zip
86	105 Osprey Way	Phoenixville	PA	19460

Location #	Address	City	State	Zip
87	1505 Adkins Rd	Houston	TX	77055

Location #	Address	City	State	Zip
88	8275 S. Etienne Way	Sandy	UT	84093

Location #	Address	City	State	Zip
89	2616 East Cruise Bay Ct	Salt Lake City	UT	84121

Location #	Address	City	State	Zip
90	420 Wellington Dr.	Charlottesville	VA	22903

Location #	Address	City	State	Zip
91	1055 S Sherman Street Ste. 100	Richardson	TX	75081

Location #	Address	City	State	Zip
92	3801 Las Vegas Blvd South	Las Vegas	NV	89109

Location #	Address	City	State	Zip
93	42 Hollins Drive,	Cranston	RI

Location #	Address	City	State	Zip
94	1415 20th Street, Unit 108	Miami	FL	33139

Location #	Address	City	State	Zip
95	20 Bloomfield ST Apt.3	Hoboken	NJ	07030

Location #	Address	City	State	Zip
96	754 5th Avenue	New York	NY	10022

Location #	Address	City	State	Zip
97	42 Hollins Drive	Charlottesville	VA	22901

Location #	Address	City	State	Zip
98	13161 abd 13165 Northwest Freeway	Houston	TX	77040

Location #	Address	City	State	Zip
99	1408 Belmont Stake Avenue	Indian Trail	NC	28079

This is a brief summary of your insurance, not a contract.
Refer  to  your policy contract(s) for actual coverage terms, conditions, limitations  & exclusions.

Workers Compensation Coverage and Limit Schedule
Date Prepared:  November 7, 2011

Coverage	Company	Policy Number	Effective Date	Expiration Date	Premium
Workers Compensation -COM	Liberty Mutual Insurance Company	WC1Z91455845010	12/19/2010	12/19/2011	$*

Coverage Description	Limits
*	$*
*	$*
*	$*
*
*

Coverage is provided in:  *
No coverage provided for:  *

*  Confidential terms omitted and provided separately to the Securities and Exchange Commission.

Premium
Policy No	Type of Insurance	Sum Insured	USD	Efective from	Remark
03/2110/21/2009/153	WC & Employers Liability	*	*	01/11/2010 - 31/10/2011	*
03/1153/11/2007/35	Professional Indemnity General	*	*	01/11/2010 - 31/10/2011	*
	Total Insurance Monarch Dubai	*	*		*

Policy No	Type of Insurance	Sum Insured	USD	Efective from	Remark
F - 2029330	Property Policy	*	*	01/01/2011 - 31/12/2011
80-218571	General Liability Insurance	*	*	01/01/2011 - 31/12/2011
FL3D-1043	Crime Insurance (Employee Dishonesty Cover	*	*	01/01/2011 - 31/12/2011
	Total Palau Insurance	*	*

Mandaraspa Asia
Listing of Insurance

No	Name of	Insurance	Type of	Policy no.	Period	Country	Business	Amount	Deductible	Annual
	Insurer	Broker	Insurance				insured	coverage		Premium

MANDARASPA INDONESIA
1	PT Asuransi MSIG Indonesia	JLT	Public Liability	DL10800095000103	30/6/11-30/6/12	Indonesia	*	$*	$*	$*
any one occurrence

*

$*
Club Med Bali and Ayodya

2	PT Asuransi MSIG Indonesia	JLT	Money Insurance		30/6/11-30/6/12	Indonesia	*	max limit: $*	*% of total	$*
claim amt
								per occurrence: $*	min $111

*

Bali Office - $*
Bali Padma - $*
Nikko - $*
CM Bali - $*
Ayodya - $*

3	PT Asuransi MSIG Indonesia	JLT	Fidelity Guarantee	DS20800006000103	30/6/11-30/6/12	Indonesia	*	$*	*% eve claim	$*
								anyone occurrence	min $58

Ketut Bagia
Gede Yohan Pernando
Gusti Ayu Mahayudi
I Nyoman Suryawan
Niluh Gede Martini
Dewa Pusartama
Ken Reiza
Nengah Sugita

4	PT Asuransi MSIG Indonesia	JLT	Earthquake policy	DF208002050001-03	30/6/11-30/6/12	Indonesia	*	see note 1 below	nil	$*
Bali office, Bali Padma,Nikko Hotel,
Club Med Bali,Ayodya Resorts

5	PT Asuransi MSIG Indonesia	JLT	Industrial Special Risk	DF408002570001-03	30/6/11-30/6/12	Indonesia	*	see note 1 below	nil	$*
(inc fire, consequential
			loss)				Bali office, Bali Padma,Nikko Hotel,
Club Med Bali,Ayodya Resorts

6	PT Asuransi MSIG Indonesia	JLT	Vehicle	DV10802519000103	30/6/11-30/6/12	Indonesia	*	16,216	$* per acc	$*
comprehensive cover

7	JASINDO	managed by	LiFe Insurance	Individual membership	One year	Indonesia	Life, Disable & Sickness	4,700	nil	$*
government

Insurance cover for therapists overseas only - required by law-life, disability & sickness policy

a. Death by accident
b. Death by sickness
c. Handicapped by accident

Claim provided up to;
*
*
*
*

Handicapped	%	Coverage
a. Right hand	75	*
b. left hand	65	*
c. right shoulder	65	*
d. left shoulder	55	*
e. right palm	60	*
f. left palm	50	*
g. one leg	50	*
h. right thumb	25	*
i. left thumb	25	*
j. right finger	25	*
k. left finger	25	*
l. toe	25	*
m. deaf both ears	25	*
n. deaf single ear	25	*
o. blind two eyes	100	*
p. blind single eye	50	*

MANDARA SPA (MALAYSIA) LTD

PERIOD		1st June 2011 to 31st May 2012
INSURER		MSIG Insurance (M) Malaysia Bhd

2011/12
No	Class	Interest	Sum Insured	Sum Insured	Rate	Gross P	Gross P	Remarks
			(RM)	(USD)	(%)	(RM)	(USD)

1)	Fire Consequential	1)	On Gross Revenue (100%)	*	*	*	*	*	Coverage :-
	Loss								*	*
	BK-05152057-LOP		Locations:						*	*
			a/ Magallan Sutera Hotel Kota Kinabalu						*	*
			b/ Imperial Spa, Sheraton Imperial, KL						*	*
c/ The Prince Hotel, KL
			d/ Club Med Cherating Kuantan						Clauses :-
			e/ Pacific Sutera Hotel, K.K. Sabah						-	60 Days Premium Warranty
			f/ Marriot Miri Hotel						-	Alternative Trading Clause
			g/ SunwayResort & Spa						-	Premium Adjustment Clause
			h/ Renaissance Hotel KL						-	Material Damage Proviso Waiver Clause
									-	Reinstatement of Loss Clause
			Indemnity Period :						-	Payment on Account Clause
			12 months	Total			*	*	-	Date Recognition Clause

2)	Fire Comercial 1	1)	On all contents, the property of the Insured or						Coverage :-
	BK-11043877-FC1		held in trust or on commission						*
*
			Locations:						*
			a/ Magallan Sutera Hotel Kota Kinabalu	*	*	*	*	*	*
			b/ Renaissance Hotel, KL	*	*	*	*	*	*
			c/ Imperial Spa, Sheraton Imperial, KL	*	*	*	*	*	*
			d/ The Prince Hotel, KL	*	*	*	*	*	*
*
		2)	(I) On Furniture, Fixtures & Fittings, the property	*	*	*	*	*	*
			of the Insured or held in trust or on commission						*

			(ii) On the Building, Fixtures, Fittings, Renovations	*	*	*	*	*	*
including Canopies & Awnings

			Location on item 2)						Clauses :-
			Club Med Cherating Kuantan						-	60 Days Premium Warranty
									-	Alterations and Repairs
		3)	(i) On the Building	*	*	*	*	*	-	Appraisement
			(ii) OnFixed Assets	*	*	*	*	*	-	Automatic Hold Cover (New Locations)
			Location on item 3)						-	Brand, Label and Trademark
			Pacific Sutera Hotel, Kota Kinabalu						-	Automatic Renewal Clause
									-	Computer Systems Records
		4)	(i) On the Building, Fixtures, Fittings, Renovations	*	*	*	*	*	-	Architects Surveyors Engineers & Consultants Fees
			including canopies and awnings						-	Date Recognition (including Savings)
			(ii) On all contents, the property of the insured or	*	*	*	*	*	-	Vehicle Load
			held un trust or on commission						-	Loss Notification Clause
			Location on item 4)						-	Internal Removal Clause
			Marriott Miri Hotel, Miri, Sarawak						-	Outbuilding
									-	Unvalued Policy Clause
		5)	(i) On the Building, Fixtures, Fittings, Renovations	*	*	*	*	*	-	Designation Clause
			including canopies and awnings						-	Removal of Debris (without Separate Sum Insured)
			(ii) On all contents, the property of the insured or	*	*	*	*	*	-	Reinstatement Value (Not applicable to stock)
			held un trust or on commission						-	Reinstatement in Compliance with the requirement of Public Authorities
									-	Temporary Storage Clause
			Location on item 5)						-	Temporary Removal Clause
Sunway Resort & Spa

				Total			*	*

Excess (each & every claim) :
		-	Storm, Tempest - RM200 or 1% of total sum
insured, whichever is lesser
		-	Flood - RM2,500 or 1% of total sum insured
whichever is lesser.
		-	Impact Damage - RM250
		-	Water Damage - RM1,000

3)	Burglary	On all contents, the property of the Insured or held		*	*	*	*	*
	BK-59009502-BG		in trust or on commission	(First Loss)
per location
			Locations:	Total			*	*	Coverage :-
			a/ Magallan Sutera Hotel Kota Kinabalu						Theft or burglary accompanied by actual forcible and violent breaking into or out of a building,
			b/ Imperial Spa, Sheraton Imperial, KL						or any attempt thereat, including any damage to the insured property or to the premises.
c/ The Prince Hotel, KL
			d/ Club Med Cherating Kuantan						Clauses :-
			e/ Pacific Sutera Hotel, K.K. Sabah						-	60 Days Premium Warranty
			f/ Marriot Miri Hotel						-	Appraisement
			g/ SunwayResort & Spa						-	Employee Effects (RM500)
			h/ Renaissance Hotel KL						-	Key Clause
									-	Designation
									-	Internal Removal
									-	Larceny Endorsement
			Excess :						-	Other Contents
		-	RM250 each & every claim						-	Payment on Account
									-	Reinstatement of Sum Insured
									-	Reinstatement Value (Not applicable to stock)
									-	Strike, Riot
									-	Temporary Removal
									-	Temporary Storage
									-	Vehicle Load

4)	Fidelity	Limit of Guarantee per employee:		*	*				Coverage :-
	Guarantee	No. of Total Employees : 80		*	*		*	*	To indemnify the insured for any loss as a result of fraud or dishonesty for fraudulent
	BK-61001139-FGR			Aggregate					misappropriation committed by any employee of the insured.
Locations:
		a/ Magallan Sutera Hotel Kota Kinabalu							Clauses :-
		b/ Imperial Spa, Sheraton Imperial, KL							-	60 days Premium Warranty
			c/ The Prince Hotel, KL	Total			*	*	-	Auditor's and Accountant's Fees (RM10,000)
		d/ Club Med Cherating Kuantan							-	Automatic Additions/Deletions
		e/ Pacific Sutera Hotel, K.K. Sabah							-	Date Recognition
			f/ Marriot Miri Hotel						-	Loss Notification
g/ SunwayResort & Spa
h/ Renaissance Hotel KL

5)	Public	Limit of Liability in respect of any one accident and							Coverage :-
	Liability	any one period of Insurance (unlimited)							To indemnify the Insured against all sums which the Insured becomes legally liable to pay
	BK-53010315-PL								as damages in respect of :-
			Locations:						(a)	accidental bodily injury (including death or disease) to any person
		a/ Magallan Sutera Hotel Kota Kinabalu							(b)	accidental loss of or damage to property
		b/ Imperial Spa, Sheraton Imperial, KL								happening in connection with the Insured's business during the period of insurance.
		c/ Club Med Cherating Kuantan								In addition, claimant's costs and Insured's costs and expenses
			d/ Prince Kuala Lumpur	*	*	*	*	*
		e/ Pacific Sutera Hotel, K.K. Sabah							Clauses :-
			f/ Marriot Miri Hotel						-	Fire and Explosion Endorsement
			g/ SunwayResort & Spa						-	Guest Effect Endorsement
		h/ Renaissance Hotel KL & Marriot International		*	*	*	*	*	-	Employee's Effect Clause (Limit RM 250.00)
									-	Sports and Social Club Clause
									-	First Aid Facilities
									-	Food and Drinks Endorsment
									-	Sudden, Accidental, Seepage, Pollution and Contamination Clause
									-	Defective Sanitary Arrangements, Fumes and Pollution Endorsement
									-	False Arrest Endorsement
				Total			*	*	-	Innkeeper's Liability
									-	Plant/ Machinery Endorsement
									-	Loss of Notification Clause
									-	Neon / Advertisement Signs
									-	Private work for Directors & Executives Endorsement
									-	Non-Owned Vehicle Liability
									-	Loading and Unloading Clause
									-	Tenants Liability Clause
									-	Subrogation Waiver Clause
									-	Limits of liabiliti (all insureds)
									-	60 days Premium Warranty
									-	Overseas Clause
									-	Date Recognition
									-	Car Park Liability Clause

Exclusions :-
									-	Radioactive/Nuclear Energy Risks Exclusion Clause
									-	War and Terrorism Exclusion Endorsement (MISC)
									-	Asbestos Exclusion Clause

6)	Group Personal	On ALL employees (Bsed on 42 X Basic Monthly Salary)		*	*	*	*	*	Coverage :-
	Accident		(Spa Operator)						Results - Death (RM6,227,647)
	BK-07370334-NGA								Results - Permanent Disablement (RM6,227,647)
Sum Insured : not Exceed RM 500,000 per employee
		Limit per conveyance: RM 5,000,000							Clauses :-
									-	Automatic Additions/Deletions
									-	Amateur Sports Extension
									-	Payment on Account Clause
									-	Disappearance Clause
				Total			*	*	-	Loss Notification Clause
									-	Strike, Riot, & Civil Commotion
									-	Motorcycling Risk Endorsement
									-	Exposure Clause
									-	Intoxication Clause
									-	60 days Premium Warranty

7)	Group Hospital &						*	*	Coverage :-
	Surgical								Hospital Room & Board (up to 120days)
	12DHQ/SHAZ049389		Locations:						Intensive Care Unit (up to 20days)
		a/ Magallan Sutera Hotel Kota Kinabalu							Surgeon Fee Subject ot basic schedule (up to 60 days)
		b/ Imperial Spa, Sheraton Imperial, KL							Anaesthetist Fee (35% of eligible Surgeon Fee)
			c/ The Prince Hotel, KL						Operating Theatre (35% of eligible Surgeon Fee)
		d/ Club Med Cherating Kuantan							Hospital Service & supplies
		e/ Pacific Sutera Hotel, K.K. Sabah							In-Hospital Physician's Visit (per day up to 120 days)
			f/ Marriot Miri Hotel						Pre-hospital Diagnostic Test (31 day preceding admission)
			g/ SunwayResort & Spa						Pre-hospital Specialist Consul. (31 days preceding admission)
			h/ Renaissance Hotel KL						Emergency Accidental Dental Treatment
Emergency Sickness Treatment (12midnight to 6am)
Emergency Accidental Outpatient Treatment (within 24 hour & follow-up treatment up to 31 days)
Home Nursing Care (up to 60 days)
Post-Hospitalisation-Non-Surgical within 60 days fr discharge
Ambulance fee
Daily Cash Allowance at Government Hospital (up to 120 days)
Reimbursement of Medical Report Fees
Reimbursement of 6% Service Tax of Room & Board eligible

Clauses :-

				Total			*	*	-	Deletion of Waiting Period
									-	Deletion of Specific Illnesses
									-	New Inclusions
									-	Emergency Sickness Treatment
									-	Home Nursing Care
									-	Upgraded Policies

Exclusion Clauses :-
									-	War & Terrorism
									-	Riot, Strike & Civil Commotion

MANDARA SPA (MALDIVES) LTD

INSURER	Sri Lanka Insurance Company

No	Class	Interest	Sum Insured	Rate	Gross P	Remarks
			(USD)	(%)	(USD)

1)	Fire & Perils
	F/3077	1)	Buildings			Coverage :-
	1.1.2011 to 1.1.2012		*			a)	Fire & Lightning,Explsion,Impact Damage, Cyclone,Storm,Tempest,Flood,Aircraft Damage
Earthquake with fire & shock, Rot & Strike, Malicious damages, Bursting overflowing of water tanks or pipes, Electrical Extra.
						b)	Burglary following forcible and violent entry and or exit including armed hold up.
			Locations:			c)	Cost of destruction of or damage to fire appliances incurred fighting any fire.( the value
			a/ Club Med Kanfinolhu	*			shall not exceed US$ 20,000/per event / aggregate)
			b/ Island Hideway	*
			c/ J Resorts Aidhoo	-
			d/ Lily Beach	*
			e/ Chaaya Island Dhonveli	*
			f / Alila villas Hadaha	*
			g/ Hakura	*

		2)	Computer and Computer Equipments

Locations:
			a/ Club Med Kanfinolhu	*
			b/ Island Hideway	*
			c/ J Resorts Aidhoo	*
			d/ Lily Beach	*
			e/ Chaaya Island Dhonveli	*
			f / Alila villas Hadaha	*
			g/ Hakura	*

		3)	Equipments
Locations:
			a/ Club Med Kanfinolhu	*
			b/ Island Hideway	*
			c/ J Resorts Aidhoo	*
			d/ Lily Beach	*
			e/ Chaaya Island Dhonveli	*
			f / Alila villas Hadaha	*
			g/ Hakura	*

		4)	Furniture & Fittings
Locations:
			a/ Club Med Kanfinolhu	*
			b/ Island Hideway	*
			c/ J Resorts Aidhoo	*
			d/ Lily Beach	*	*
			e/ Chaaya Island Dhonveli	*
			f / Alila villas Hadaha	*
			g/ Hakura	*
		5)	Stocks
Locations:
			a/ Club Med Kanfinolhu	*
			b/ Island Hideway	*
			c/ J Resorts Aidhoo	*
			d/ Lily Beach	*
			e/ Chaaya Island Dhonveli	*
			f / Alila villas Hadaha	*
			g/ Hakura	*
		6)	Male Office	*
			Computer & Equipment	*
			Stock	*
*

2)	Money
	MB/ CT/22903		Male Office	*	*	a)	cash amounting to US$ 5,000 contained in a locked and secured iron safe, against Burglary
	2.2.2011 to 2.2.2012						and house-breaking attended by actual forcible and violent entry upon the said safe, situated at 4-1 Merry gold, male, republic of Maldives.
						b)	Additional cover:
Infidelity of employees whilst in transit
Strike, riot & civil commotion cover
personal accident cover for one employee at a sum insured of US$ 2,000

Highest amount in transit at any one time- US$ 5,000
Estimated annual carryings-US$ 75,000

3)	Consequential	1)	Annual Gross Profit US$*	*	*
Loss
F/ 3078
1.1.2011-1.1.2012
Indemnity Period :
6 months

4)	Public Liability		Limit of Indemnity:
	MB/PL/ P/01/11		Per person	*
	1.1.2011-1.1.2012		per accident	*	*
			Aggregate for the period	*

We have insurance cover for our employees as required by the dept of Immigration & Emigration of Maldives. the insurance is taken by our agent Nams and it mainly covers medical

MANDARA SPA VENTURES INTERNATIONAL

PERIOD	18TH March 2011 to 17th March 2012
INSURER	ING Insurance Bhd

2011/12
No	Class	Interest	Sum Insured	Sum Insured	Rate	Gross P	Gross P	Remarks
			(RM)	(USD)	(%)	(RM)	(USD)

1)	All Risks	On All Office Equipment & Renovation	*	*		*	*	Warranties and/or Clauses:
								-	Premium Warranty
								-	Strike, Riot, & Civil Commotion
								-	Date Recognition Clause
								-	Temporary Storage Clause
								-	Temporary Removal Clause - Excluding Stock
								-	Reinstatement of Loss
								-	Malicious Damage Endorsement
								-	Internal Removal Clause
								-	Theft by Deception Clause
								-	Appraisement Clause
								-	Clarification Clause
								-	Excess Clause
								-	Criminal Breach of Trust Clause
								-	Designation
								-	Reinstatement Value Clause
Exclusion Clause
								-	War, Civil War & Terrorism Exclusion

Schedule 4.25

FRANCHISE MATTERS

Schedule 7.1

OUTSTANDING INDEBTEDNESS

Schedule 7.2

EXISTING LIENS

Schedule 7.4

EXISTING INVESTMENTS

Schedule 7.9

SALE/LEASEBACK TRANSACTIONS

Schedule 2.12(c)

Permitted Equity Issuances

  Equity issuances under Amended and Restated 1996 Share Option and Incentive Plan
  Equity issuances under 2004 Equity Incentive Plan
  Equity issuances under Non-Employee Directors' Share Option Plan
  Equity issuances under 2009 Incentive Plan

Schedule 4.3(a)

SUBSIDIARIES

See Schedule 4.3(b).

Schedule 4.3(b)

CAPITALIZATION

Subsidiaries which are Loan Parties are indicated with an *

    *STEINER LEISURE LIMITED:

      Jurisdiction of Formation:

      Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 110,000,000 (approx. 14,582,076 outstanding as of 6/30/2009)

        Preferred: 10,000,000 (none outstanding)

      Equity Interests:

      Steiner Transocean Limited (100%)
      Cosmetics Limited (100%)
      Steiner UK Limited (100%)
      Steiner Training Limited (100%)
      Steiner U.S. Holdings, Inc. (100%)
      Steiner Leisure (Cyprus) Limited (75%)
      Steiner Spa Limited (100%)
      Steiner Spa Asia Limited (100%)
      Steiner Marks Limited (100%)
      STO Italy S.r.l. (100%)

      Stockholder:

    Publicly held entity

    *STEINER TRANSOCEAN LIMITED

      Jurisdiction of Formation:

      Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 5,000 (100 issued)
      Preferred: None

      Equity Interests:

      Mandara Spa (Cruise I), LLC (100%)
      Mandara Spa (Cruise II), L.L.C. (100%)
      STO Medispa Limited (100%)

      Steiner Transocean (II) Limited (100%)

      Stockholder:

    Steiner Leisure Limited (100%)

    *STEINER SPA LIMITED

      Jurisdiction of Formation:

      Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 5,000 (1,000 issued)
      Preferred: None

      Equity Interests:

      Mandara Spa LLC (100%)
      Mandara Spa Puerto Rico, Inc. (100%)

      Stockholder:

    Steiner Leisure Limited (100%)

    *MANDARA SPA (CRUISE II), L.L.C.

      Jurisdiction of Formation:

      Delaware

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: N/A
      Preferred: N/A

      Equity Interests:

      None

      Membership Interest Holder(s):

    Steiner Transocean Limited (100%)

    MANDARA SPA (CRUISE I), L.L.C.

      Jurisdiction of Formation:

      Delaware

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: N/A
      Preferred: N/A

      Equity Interests:

      Mandara Spa (Guam) L.L.C. (.2%)
      Mandara Spas (Bahamas), Ltd. (.01%)

      Membership Interest Holder(s):

    Steiner Transocean Limited (100%)

    STO MEDISPA LIMITED

      Jurisdiction of Formation:

      Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 5,000 (1 issued)
      Preferred: N/A

      Equity Interests:

      Medispa Limited (JV with Aesthetic Medical Training, Ltd) (60%)
      Aesthetic Medical Training, Ltd (JV with Medispa Limited) (40%)

      Membership Interest Holder(s):

    Steiner Transocean Limited (100%)

    MEDISPA LIMITED

      Jurisdiction of Formation:

      Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 5,000 (5,000 issued)
      Preferred: N/A

      Equity Interests:

      None

      Membership Interest Holder(s):

    STO Medispa Limited (60%)
    Aesthetic Medical Training, Ltd (40%)

    *MANDARA SPA LLC

      Jurisdiction of Formation:

      Delaware

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: N/A
      Preferred: N/A

      Equity Interests:

      Mandara Spa (Bahamas), Ltd. (99.99%)
      Mandara Spa (Tahiti), LLC (100%)
      Mandara Spa (Guam) L.L.C. (99.8%)
      Mandara Spa (Saipan), Inc. (100%)
      Mandara Spa Aruba, N.V. (100%)

      Membership Interest Holder(s):

    Steiner Spa Limited (100%)

    MANDARA SPA ARUBA, N.V.

      Jurisdiction of Formation:

      Aruba

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 100
      Preferred: None

      Equity Interests:

      None

      Stockholder:

    Mandara Spa LLC (100%)

    MANDARA SPA (SAIPAN), INC.

      Jurisdiction of Formation:

      Commonwealth of the Northern Mariana Islands

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: 5,000 (5,000 issued)
      Preferred: None

      Equity Interests:

      None

      Stockholder:

    Mandara Spa LLC (100%)

    MANDARA SPA (GUAM) L.L.C.

      Jurisdiction of Formation:

      Guam

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

      Common: N/A
      Preferred: N/A

      Equity Interests:

      None

      Membership Interest Holder(s):

    Mandara Spa LLC (99.8%)
    Mandara Spa (Cruise I), L.L.C. (.2%)

    *MANDARA SPA (BAHAMAS), LTD.

      Jurisdiction of Formation:

      Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

      None

      Authorized Shares:

      Common: 5,000 (5,000 issued)
      Preferred: None

      Equity Interests:

      None

      Stockholder:

    Mandara Spa LLC (99.99%)
    Mandara Spa (Cruise I), L.L.C. (.01%)

    MANDARA SPA (TAHITI), L.L.C.

      Jurisdiction of Formation:

      Delaware

      Jurisdiction(s) of Qualification:

      None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          Mandara Spa Polynesia Sarl (100%)

      Membership Interest Holder(s):

          Mandara Spa LLC (100%)

    MANDARA SPA POLYNESIA SARL

      Jurisdiction of Formation:

          Tahiti

      Jurisdiction(s) of Qualification:

          None

      Authorized Capital:

          1,000,000 FLP, divided into 100 parts

      Equity Interests:

          None

      Stockholder:

          Mandara Spa (Tahiti), L.L.C. (100%)

    MANDARA SPA PUERTO RICO, INC.

      Jurisdiction of Formation:

          Puerto Rico

      Jurisdiction(s) of Qualification:

          None

      Authorized Capital:

          Common: 1,000,000 shares (100 issued)
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Steiner Spa Limited (100%)

    STO ITALY S.R.L.

      Jurisdiction of Formation:

          Italy

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 20,000
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner UK Limited (100%)

    *COSMETICS LIMITED

      Jurisdiction of Formation:

          Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 5,000 (5,000 issued)
          Preferred: None

      Equity Interests:

          Elemis Limited (100%)

      Stockholder:

          Steiner Leisure Limited (100%)

    *ELEMIS LIMITED

      Jurisdiction of Formation:

          England and Wales

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000,000 (794,781 issued)
          Preferred: None

      Equity Interests:

          Elemis Spa Limited (100%)
          E.J. Contracts Limited (100%)

      Stockholder:

          Cosmetics Limited (100%)

    ELEMIS SPA LIMITED

      Jurisdiction of Formation:

          England and Wales

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 2 shares issued
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Elemis Limited (100%)

    E.J. CONTRACTS LIMITED

      Jurisdiction of Formation:

          England and Wales

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 2 shares issued
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Elemis Limited (100%)

    STEINER UK LIMITED

      Jurisdiction of Formation:

          England and Wales

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000 shares issued
          Preferred: None

      Equity Interests:

          Blissworld Limited (100%)
          STO Italy SRL (100%)

      Stockholder:

          Steiner Leisure Limited (100%)

    *STEINER TRAINING LIMITED

      Jurisdiction of Formation:

          England and Wales

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 5,000 (2 issued)
          Preferred: None

      Equity Interests:

          Steiner Group Limited (100%)

      Stockholder:

          Steiner Leisure Limited (100%)

    STEINER GROUP LIMITED

      Jurisdiction of Formation:

          England and Wales

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 2 shares issued
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner Training Limited (100%)

    *STEINER SPA ASIA LIMITED

      Jurisdiction of Formation:

          Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 5,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          Mandara Spa Asia Limited (100%)

      Stockholder:

          Steiner Leisure Limited (100%)

    MANDARA SPA ASIA LIMITED

      Jurisdiction of Formation:

          British Virgin Islands

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 50,000 (10,000 issued)
          Preferred: None

      Equity Interests:

          Spa Services Asia Ltd. (100%)
          Mandara Spa (Fiji) Limited (100%)
          Mandara Spa Malaysia Sdn. Bhd. (100%)
          Mandara Spa Indonesia, PT (99%)
          Mandara Spa Ventures International Sdn. Bhd. (50%)
          Spa Partners (South Asia) Ltd. (100%)
          Mandara Spa (Maldives) Pvt. Ltd. (1%)
          Mandara Spa Palau (100%)
          Bliss World (Asia) Pte. Ltd. (100%)

      Stockholder:

          Steiner Spa Asia Limited (100%)

    SPA SERVICES ASIA LTD.

      Jurisdiction of Formation:

          British Virgin Islands

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 50,000 (200 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Mandara Spa Asia Limited (100%)

    MANDARA SPA MALAYSIA SDN. BHD.

      Jurisdiction of Formation:

          Malaysia

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 500,000 (250,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Mandara Spa Asia Limited (100%)

    SPA PARTNERS (SOUTH ASIA) LTD.

      Jurisdiction of Formation:

          British Virgin Islands

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 50,000 (1 issued)
          Preferred: None

      Equity Interests:

          Mandara Spa Indonesia, PT (1%)
          Mandara Spa (Maldives) Pvt. Ltd. (99%)

      Stockholder:

          Mandara Spa Asia Limited (100%)

    MANDARA SPA INDONESIA, PT

      Jurisdiction of Formation:

          Indonesia

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Mandara Spa Asia Limited (99%)
          Spa Partners (South Asia) Ltd. (1%)

    MANDARA SPA (MALDIVES) PVT. LTD.

      Jurisdiction of Formation:

          Maldives

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 100 (100 issued)
          Preferred:

      Equity Interests:

          None

      Stockholder:

          Mandara Spa Asia Limited (1%)
          Spa Partners (South Asia) Ltd. (99%)

    MANDARA SPA PALAU

      Jurisdiction of Formation:

          Palau

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Mandara Spa Asia Limited (100%)

    MANDARA SPA (FIJI) LTD.

      Jurisdiction of Formation:

          Fiji

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000,000
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Mandara Spa Asia Limited (100%)

    STEINER MARKS LIMITED

      Jurisdiction of Formation:

          Commonwealth of the Bahamas

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 5,000 (100 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner Leisure Limited (100%)

    *STEINER U.S. HOLDINGS, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          Steiner Education Group, Inc. (100%)
          Steiner Management Services, LLC (99%)
          Steiner Beauty Products, Inc. (100%)
          Steiner Spa Resorts (Nevada), Inc. (100%)
          Florida Luxury Spa Group, Inc. (100%)
          Steiner Spa Resorts (Connecticut), Inc. (100%)
          Mandara PSLV, LLC (100%)
          Steiner Resort Spas (California), Inc. (100%)
          Mandara Spa (Hawaii), LLC (100%)
          Steiner International Holdings LLC (100%)
          Mandara Spa de Mexico, S. de R.L. de C.V. (1%)
          Spa Servicios Administrativos, S. de R.L. de C.V. (1%)
          Steiner Transocean, U.S., Inc. (100%)
          BWMI, Inc. (100%)
          Steiner American Cruises, Inc. (100%)
          Steiner Resort Spa (North Carolina), Inc. (100%)
          SUS Acquisition Corp., Inc. (100%)

      Stockholder:

          Steiner Leisure Limited (100%)

    *STEINER EDUCATION GROUP, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000,000 (85,000 issued)
          Preferred: None

      Equity Interests:

          Mid-Atlantic Massage Therapy, Inc.(100%)
          FCNH, Inc. (100%)
          Virginia Massage Therapy, Inc. (100%)
          SEG Cort LLC (100%)

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    *FCNH, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner Education Group, Inc. (100%)

    *MID-ATLANTIC MASSAGE THERAPY, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Pennsylvania
          Maryland

      Authorized Stock:

          Common: 1,000,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner Education Group, Inc. (100%)

    VIRGINIA MASSAGE THERAPY, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Virginia

      Authorized Stock:

          Common: 25,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner Education Group, Inc. (100%)

    *STEINER BEAUTY PRODUCTS, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 500 (100 issued)
          Preferred: None

      Equity Interests:

          Steiner Management Services, LLC (1%)

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    *STEINER MANAGEMENT SERVICES, LLC

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          California

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Membership Interest Holder(s):

          Steiner U.S. Holdings, Inc. (99%)
          Steiner Beauty Products, Inc. (1%)

    MANDARA SPA SERVICES, LLC

      Jurisdiction of Formation:

          Delaware

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Membership Interest Holder(s):

          Steiner Management Services, LLC (100%)

    STEINER SPA RESORTS (CONNECTICUT), INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Connecticut

      Authorized Stock:

          Common: 25,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder

          Steiner U.S. Holdings, Inc. (100%)

    STEINER SPA RESORTS (NEVADA), INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Nevada

      Authorized Stock:

          Common: 25,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    STEINER RESORT SPAS (CALIFORNIA), INC.

      Jurisdiction of Formation:

          California

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 50,000,000 (13,546,301 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    MANDARA PSLV, LLC

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Nevada

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Membership Interest Holder(s):

          Steiner U.S. Holdings, Inc. (100%)

    MANDARA SPA (HAWAII), L.L.C.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Hawaii

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Membership Interest Holder(s):

          Steiner U.S. Holdings, Inc. (100%)

    STEINER TRANSOCEAN U.S., INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    BWMI, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          Utah

      Authorized Stock:

          Common: 1,000 (100 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    STEINER AMERICAN CRUISES, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 25,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    FLORIDA LUXURY SPA GROUP, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          AL, CA, CO, CT, NY, PA

      Authorized Stock:

          Common: 25,000 (1,000 issued)
          Preferred: None

      Equity Interests:

          Steiner Product Support U.S., LLC (100%)

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    STEINER SPA RESORTS (RC FLORIDA), LLC

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Florida Luxury Spa Group, Inc. (100%)

    STEINER PRODUCT SUPPORT, U.S., LLC

      Jurisdiction of Formation:

          Delaware

      Jurisdiction(s) of Qualification:

          DE, FL, IN, GA, OH, NV, NY, NJ, AZ, IL, TX, CA, UT, WA

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Florida Luxury Spa Group, Inc. (100%)

    STEINER INTERNATIONAL HOLDINGS LLC

      Jurisdiction of Formation:

          Delaware

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          Mandara Spa de Mexico, S. de R.L. de C.V. (99%)
          Spa Servicios Administrativos, S. de R.L. de C.V. (99%)
          Steiner International Ventures, Inc. (100%)

      Stockholder:

          Steiner U.S. Holdings, Inc. (100%)

    MANDARA SPA DE MEXICO, S. DE R.L. DE C.V.

      Jurisdiction of Formation:

          Mexico

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (1%)
          Steiner International Holdings, Inc. (99%)

    SPA SERVICIOS ADMINISTRATIVOS, S. DE R.L. DE C.V.

      Jurisdiction of Formation:

          Mexico

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: N/A
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Steiner U.S. Holdings, Inc. (1%)
          Steiner International Holdings, LLC. (99%)

    STEINER INTERNATIONAL VENTURES, INC.

      Jurisdiction of Formation:

          Florida

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 1,000 (100 issued)
          Preferred: N/A

      Equity Interests:

          None

      Stockholder:

          Steiner International Holdings, LLC (100%)

    STEINER LEISURE (CYPRUS) LIMITED

      Jurisdiction of Formation:

          Cyprus

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          Common: 5,000 (2,000 issued)
          Preferred: None

      Equity Interests:

          Sepia Vagyonkezelo Kft. (100%)

      Stockholders:

          Steiner Leisure Limited (999)
          Constantinos Christoforou (501 shares)
          Eleni Chrysanthou (500 shares)

    SEPIA VAGYONKEZELO Kft

      Jurisdiction of Formation:

          Hungary

      Jurisdiction(s) of Qualification:

          None

      Authorized Stock:

          N/A

      Equity Interests:

          None

      Stockholder:

          Steiner Leisure (Cyprus) Limited

    BLISSWORLD LIMITED

    Jurisdiction of Organization:

    England and Wales

    Jurisdiction(s) of Qualification:

    None

    Authorized Stock:

    Common: 100 shares (100 issued)

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Steiner UK Limited (100%)

    BLISS WORLD (ASIA) PTE. LTD.

    Jurisdiction of Organization:

    Singapore

    Jurisdiction(s) of Qualification:

    None

    Authorized Stock:

    Common: 1 issued

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Mandara Spa Asia Limited (100%)

    *BLISS WORLD HOLDINGS, INC.

    Jurisdiction of Organization:

    Delaware

    Jurisdiction(s) of Qualification:

    None

    Authorized Stock:

    Common: 100 (100 issued)

    Preferred: None

    Equity Interests:

    Bliss World LLC (100%)

    Bliss Direct, Inc. (100%)

    Equity Holder:

    Steiner U.S. Holdings, Inc. (100%)

    *BLISS WORLD LLC

    Jurisdiction of Organization:

    Delaware

    Jurisdiction(s) of Qualification:

    TX, AZ, CA, CO, DC, FL, GA, IL, NJ, NY

    Authorized Stock:

    Common: N/A

    Preferred: N/A

    Equity Interests:

    Bliss International Licensing, Inc. (100%)

    Bliss World Card Company (100%)

    Equity Holder:

    Bliss World Holdings, Inc. (100%)

    BLISS INTERNATIONAL LICENSING INC.

    Jurisdiction of Organization:

    Delaware

    Jurisdiction(s) of Qualification:

    None

    Authorized Stock:

    Common: 100 (100 issued)

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Bliss World LLC (100%)

    BLISS WORLD CARD COMPANY

    Jurisdiction of Organization:

    Arizona

    Jurisdiction(s) of Qualification:

    CA, CO, NY

    Authorized Stock:

    Common: 100 (100 issued)

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Bliss World LLC (100%)

    STEINER TRANSOCEAN (II) LIMITED

    Jurisdiction of Organization:

    Commonwealth of the Bahamas

    Jurisdiction(s) of Qualification:

    None

    Authorized Stock:

    Common: 100 (100 issued)

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Steiner Transocean Limited (100%)

    SEG CORT LLC

    Jurisdiction of Organization:

    Florida

    Jurisdiction(s) of Qualification:

    AZ, IL, MA, NJ, PA, WA

    Authorized Stock:

    Common: N/A

    Preferred: N/A

    Equity Interests:

    None

    Equity Holder:

    Steiner Education Group, Inc.

    SUS ACQUISITION CORP., INC.

    Jurisdiction of Organization:

    Delaware

    Jurisdiction(s) of Qualification:

    None

    Authorized Stock:

    Common: 1,000

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Steiner US Holdings, Inc. (100%)

    BLISS DIRECT, INC.

    Jurisdiction of Organization:

    Delaware

    Jurisdiction(s) of Qualification:

    NJ, NY

    Authorized Stock:

    Common: 1,000 (1,000 issued)

    Preferred: None

    Equity Interests:

    None

    Equity Holder:

    Bliss World Holdings, Inc. (100%)

    STEINER RESORT SPAS (NORTH CAROLINA), INC.

Jurisdiction of Organization:

Florida

Jurisdiction(s) of Qualification:

NC

Authorized Stock:

Common: 25,000 (1,000 issued)

Preferred: None

Equity Interests:

None

Equity Holder:

Steiner U.S. Holdings, Inc. (100%)

Schedule 4.6(a)

LITIGATION

From time to time, in the ordinary course of business, the Parent and its Subsidiaries are party to various claims and legal proceedings. These claims are, for the most part, covered by insurance, with deductibles in varying amounts. Other than as described below, there is no individual claim or proceeding or series of related claims or proceedings against the Parent or its Subsidiaries which, in the opinion of the Borrower, could result in a liability (outside of insurance coverage) in excess of $1,000,000. Parent and its Subsidiaries intend to vigorously defend the matters described below.

    Venilla Amaran as Guardian of Preetha Amaran, an incompetent person v. Royal Caribbean Cruises Ltd., Steiner Transocean Ltd. and Aubyn Marath, M.D; Case No. 04-26948 CA 27 Miami-Dade County Circuit Court.

    HILTON WORLDWIDE, INC., a Delaware corporation; and HILTON HAWAIIAN VILLAGE LLC, a Hawaii limited liability company, Plaintiffs vs. MANDARA SPA (HAWAII), LLC, a Florida limited liability company, and STEINER LEISURE LIMITED, a foreign company, LIBERTY SURPLUS INSURANCE CORPORATION, a New Hampshire corporation; LEXINGTON INSURANCE COMPANY, a Delaware corporation; JOHN DOES 1-10; JANE DOES 1-10; DOE CORPORATIONS 1-10; DOE PARTNERSHIPS 1-10; DOE ENTITIES 1-10, Defendants.

    MANDARA SPA (HAWAII), LLC, a Florida limited liability company, and STEINER LEISURE LIMITED, a foreign company, Counterclaimants vs. HILTON WORLDWIDE, INC., a Delaware corporation, and HILTON HAWAIIAN VILLAGE LLC, a Hawaii limited liability company, Counterclaim-Defendants.

    MANDARA SPA (HAWAII), LLC, a Florida limited liability company, and STEINER LEISURE LIMITED, a foreign company, Cross-claimants vs. LIBERTY SURPLUS INSURANCE CORPORATION, a New Hampshire corporation; LEXINGTON INSURANCE COMPANY, a Delaware corporation; JOHN DOES 1-10; JANE DOES 1-10; DOE CORPORATIONS 1-10; DOE PARTNERSHIPS 1-10; DOE ENTITIES 1-10, Cross-claim-Defendants.

    First Circuit Court, State of Hawaii, CIVIL NO. 10-1-0129-01 RAN

    Yvette Ferrari v. Bliss World LLC, a limited liability corporation, et. al.

Schedule 4.7(b)

MATERIAL CONTRACTS

None.

Schedule 4.10

INVESTIGATIONS AND AUDITS

None.

Schedule 4.13(a)

REAL ESTATE

Leased Property	Loan Party
770 S. Dixie Highway, Ste 200 Coral Gables, FL 33146

Steiner Leisure Limited
Steiner Management Services, LLC
Steiner Spa Asia Limited
Steiner U.S. Holdings, Inc.
Steiner Education Group, Inc.
Steiner Transocean Limited
Steiner Spa Limited
Mandara Spa (Cruise II), L.L.C.
Mandara Spa LLC
Cosmetics Limited

P.O. Box N-4777 Paradise Island Nassau Bahamas	Mandara Spa (Bahamas) Ltd.
92 Uxbridge Road Harrow Weald, Middlesex HA3 6DQ, UK	Elemis Limited Steiner Training Limited
2001 W. Sample Road, Ste 318 Deerfield Beach, FL 33064	FCNH, Inc. Mid-Atlantic Massage Therapy, Inc.
5350 N.W. 35th Terrace, Suite 100 Ft. Lauderdale, FL 33309	Steiner Beauty Products, Inc.
Unit D Poplar Way East Cabot Park, Avonmouth Bristol BS11 0DD	Elemis Limited
10 Haunch of Venison Yard Mayfair London W1K 5EX	Elemis Limited
541 Lexington Avenue New York, NY 10022 New York County	Bliss World LLC
568-578 Broadway New York, NY 10012 New York County	Bliss World LLC

Schedule 4.14

INSURANCE POLICIES*

Please see the attached summaries.

SCHEDULE 7.1

OUTSTANDING INDEBTEDNESS

None.

SCHEDULE 7.2

PERMITTED LIENS

Debtor	Secured Party	Financing Statement Number	Jurisdiction	Date filed	Collateral
Steiner Management Services, LLC	Banc of America Leasing & Capital, LLC	200604436457	FL	12/26/06	Copiers
Steiner Management Services, LLC	Banc of America Leasing & Capital, LLC	20070541095X	FL	4/30/07

Copiers, all present and future parts, attachments and accessories thereto, all accounts, chattel paper and general intangibles, etc. relating to any disposition thereof to third parties, and insurance, warranty and other claims against third parties with respect to such equipment, all software and IP rights used in connection therewith, all proceeds of the foregoing and all books and records regarding the foregoing, all now existing or hereafter acquired.

Steiner Management Services, LLC	Banc of America Leasing & Capital, LLC	200706230351	FL	8/07/07

Copier, all present and future parts, attachments and accessories thereto, all accounts, chattel paper and general intangibles, etc. relating to any disposition thereof to third parties, and insurance, warranty and other claims against third parties with respect to such equipment, all software and IP rights used in connection therewith, all proceeds of the foregoing and all books and records regarding the foregoing, all now existing or hereafter acquired.

Steiner Management Services, LLC	Banc of America Leasing & Capital, LLC	200809308809	FL	10/07/08

Copier, all present and future parts, attachments and accessories thereto, all accounts, chattel paper and general intangibles, etc. relating to any disposition thereof to third parties, and insurance, warranty and other claims against third parties with respect to such equipment, all software and IP rights used in connection therewith, all proceeds of the foregoing and all books and records regarding the foregoing, all now existing or hereafter acquired.

Steiner Beauty Products, Inc.	Greater Bay Bank N.A.	200706144129	FL	7/27/07

Forklift and all parts, accessories, substitutions, additions, accessions and replacements thereof now owned or thereafter acquired, and all proceeds thereof, and all installment payments, insurance proceeds and other proceeds and all proceeds related thereto.

Bliss World, LLC	Wells Fargo Financial Leasing, Inc.	200807140497444	NY	7/14/08	Specific equipment (copier)
Bliss World, LLC	State of Florida Department of Revenue	J10000736709	FL	7/7/10	Judgment lien for taxes in the amount of $673.58
Bliss World, LLC	New York Department of State	E-020713415-W001-1	NY	3/23/11	Judgment lien for taxes in the amount of $3,410.78
Bliss World, LLC	Recorder's Office, Los Angeles County, CA	20100583636	CA	4/29/10	Mechanic's lien in the amount of $52,682.77

SCHEDULE 7.4

EXISTING INVESTMENTS

  Incorporated by reference is ownership interests in all Subsidiaries as described on Schedule 4.3(b).

  Joint Venture among Medispa, Limited, a Bahamian International Business Company, STO Medical Training, Ltd, and Aesthetic Medical Training, Ltd., a Bahamian International Business company.
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *
  *

*  Confidential terms omitted above and provided separately to the Securities and Exchange Commission.

SCHEDULE 7.9

SALE/LEASEBACK TRANSACTIONS

None.

EXHIBIT A

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

[Date]

Reference is made to the Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Steiner U.S. Holdings, Inc., a Florida corporation, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent for the Lenders, as Issuing Bank and as Swingline Lender. Terms defined in the Credit Agreement are used herein with the same meanings.

[name of assignor] (the "Assignor") hereby sells and assigns, without recourse, to [name of assignee] (the "Assignee"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitments of the Assignor on the Effective Date and Loans owing to the Assignor which are outstanding on the Effective Date, but excluding accrued interest and fees to and excluding the Effective Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Effective Date, [(i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii)] the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.20(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, and any documentation required to be delivered pursuant to Section 10.4 of the Credit Agreement, duly completed by the Assignee. The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by the Assignor and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of Section 10.4 of the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), including, without limitation, the Eligible Assignee requirements, (iii) from and after the Effective Date set forth below, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder with respect to the Assigned Interest and, to the extent of the Assigned Interest, shall have the rights and obligations of a Lender thereunder (in addition to any rights and obligations it may theretofore hold as a Lender), (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Choose in the alternative [Alternative A: From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.] [Alternative B: From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Legal Name of Assignor:

Legal Name of Assignee: Assignee's Address for Notices:

Effective Date of Assignment:

("Effective Date"):

Facility Revolving Loans:	Principal Amount Assigned $	Percentage Assigned of Revolving Commitment (set forth, to at least 8 decimals, as a percentage of the aggregate Revolving Commitments of all Lenders thereunder) %

Facility Term Loan:	Amount of Term Loan Commitment/ Term Loan Assignment $	Percentage Assigned of Term Loan Commitment/ Term Loan (set forth, to at least 8 decimals, as a percentage of the aggregate Term Loan Commitments/ Term Loans of all Lenders thereunder) %

The terms set forth above are hereby agreed to:

[Name of Assignor], as Assignor

By:
Name:
Title:

[Name of Assignee], as Assignee

By:
Name:
Title:

The undersigned hereby consents to the within assignment:

Steiner U.S. Holdings, Inc., as SunTrust Bank, as Administrative Agent:

Borrower

By: ___________________________ By: ___________________________

Name: Name:

Title: Title:

[SunTrust Bank, as Issuing Bank:

By:
Name:
Title:

SunTrust Bank, as Swingline Lender:]

By:
Name:
Title:

EXHIBIT B-1

FORM OF REAFFIRMATION AND AMENDMENT OF LOAN DOCUMENTS

[ATTACHED]

EXHIBIT B-2

FORM OF REAFFIRMATION AND AMENDMENT OF ENGLISH SECURITY DOCUMENTS

[ATTACHED]

EXHIBIT C-1

FORM OF REVOLVING CREDIT NOTE

$_____________ [Date]

FOR VALUE RECEIVED, the undersigned, STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), hereby promises to pay to SUNTRUST BANK (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 777 Brickell Avenue, 4th Floor, Miami, Florida 33131, on the Revolving Commitment Termination Date (as defined in that certain Amended and Restated Credit Agreement dated as of November __, 2011, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders, as Issuing Bank and as Swingline Lender, the lesser of the principal sum of __________ MILLION AND NO/100 DOLLARS ($_____________) and the aggregate unpaid principal amount of the Revolving Loan made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees actually incurred, in accordance with the terms of Section 10.3 of the Credit Agreement.

If an Event of Default has occurred and is continuing, at the option of the Required Lenders, the Borrower promises to pay interest, on demand, at a default rate or rates provided in the Credit Agreement.

All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. TIME IS OF THE ESSENCE WITH RESPECT TO THIS REVOLVING CREDIT NOTE.

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount and Type of Revolving Loan	Payments of Principal	Unpaid Principal Balance of Revolving Credit Note	Name of Person Making Notation

EXHIBIT C-2

FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

$_____________ [Date]

FOR VALUE RECEIVED, the undersigned, STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), hereby promises to pay to SUNTRUST BANK (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 777 Brickell Avenue, 4th Floor, Miami, Florida 33131, on the Revolving Commitment Termination Date (as defined in that certain Amended and Restated Credit Agreement dated as of November __, 2011, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders, as Issuing Bank and as Swingline Lender, the lesser of the principal sum of __________ MILLION AND NO/100 DOLLARS ($_____________) and the aggregate unpaid principal amount of the Revolving Loan made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees actually incurred, in accordance with the terms of Section 10.3 of the Credit Agreement.

If an Event of Default has occurred and is continuing, at the option of the Required Lenders, the Borrower promises to pay interest, on demand, at a default rate or rates provided in the Credit Agreement.

All borrowings evidenced by this Amended and Restated Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Amended and Restated Revolving Credit Note and the Credit Agreement.

This Amended and Restated Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. TIME IS OF THE ESSENCE WITH RESPECT TO THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE.

This Amended and Restated Revolving Credit Note is given in replacement of a Revolving Credit Note dated as of November 2, 2009, previously delivered to the Lender under the Original Credit Agreement (as defined in the Credit Agreement). THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount and Type of Revolving Loan	Payments of Principal	Unpaid Principal Balance of Revolving Credit Note	Name of Person Making Notation

EXHIBIT D

FORM OF AMENDED AND RESTATED SWINGLINE NOTE

$5,000,000.00 [Date]

FOR VALUE RECEIVED, the undersigned, STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), hereby promises to pay to SUNTRUST BANK (the "Swingline Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 777 Brickell Avenue, 4th Floor, Miami, Florida 33131, on the Revolving Commitment Termination Date (as defined in that certain Amended and Restated Credit Agreement dated as of November __, 2011, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders, as Issuing Bank and as Swingline Lender, the lesser of the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) and the aggregate unpaid principal amount of the Swingline Loan made by the Swingline Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees actually incurred, in accordance with the terms of Section 10.3 of the Credit Agreement.

If an Event of Default has occurred and is continuing, at the option of the Required Lenders, the Borrower promises to pay interest, on demand, at a default rate or rates provided in the Credit Agreement.

All borrowings evidenced by this Amended and Restated Swingline Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Amended and Restated Swingline Note and the Credit Agreement.

This Amended and Restated Swingline Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS AMENDED AND RESTATED SWINGLINE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. TIME IS OF THE ESSENCE WITH RESPECT TO THIS AMENDED AND RESTATED SWINGLINE NOTE.

This Amended and Restated Swingline Note is given in replacement of a Swingline Note dated as of November 2, 2009, previously delivered to the Swingline Lender under the Original Credit Agreement (as defined in the Credit Agreement). THIS AMENDED AND RESTATED SWINGLINE NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.

STEINER U.S. HOLDINGS, INC.

By: _______________________________
Name:
Title:

LOANS AND PAYMENTS

Date	Amount and Type of Revolving Loan	Payments of Principal	Unpaid Principal Balance of Revolving Credit Note	Name of Person Making Notation

EXHIBIT E

Form of Term LOAN Note

$______________	[Date]

FOR VALUE RECEIVED, the undersigned, Steiner U.S. Holdings, Inc., a Florida corporation ("Borrower"), hereby promises to pay to the order of SUNTRUST BANK (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 777 Brickell Avenue, 4th Floor, Miami, Florida 33131, in accordance with the terms of the Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders, as Issuing Bank and as Swingline Lender, the principal amount of _________ MILLION AND NO/100 DOLLARS ($___________) and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including reasonable attorneys' fees actually incurred, in accordance with the terms of Section 10.3 of the Credit Agreement.

If an Event of Default has occurred and is continuing, at the option of the Required Lenders, the Borrower promises to pay interest, on demand, at a default rate or rates provided in the Credit Agreement.

The borrowing evidenced by this Term Loan Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Term Loan Note and the Credit Agreement.

This Term Loan Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS TERM LOAN NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. TIME IS OF THE ESSENCE WITH RESPECT TO THIS TERM LOAN NOTE.

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount and Type of Revolving Loan	Payments of Principal	Unpaid Principal Balance of Revolving Credit Note	Name of Person Making Notation

EXHIBIT 2.3

FORM OF NOTICE OF REVOLVING BORROWING

[Date]

SunTrust Bank, as Administrative Agent
    for the Lenders referred to below
777 Brickell Avenue, 4th Floor
Miami, Florida 33131

SunTrust Bank
Agency Services
303 Peachtree Street, N.E./25th Floor
Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Revolving Borrowing, and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

  (A) Aggregate principal amount of Borrowing:

  (B) Date of Borrowing (which is a Business Day):

  (C) Type of Loan comprising such Borrowing:

  (D) Interest Period:

  (E) Location and number of Borrower's account to which proceeds of Borrowing are to be disbursed:

The Borrower hereby represents and warrants that the conditions specified in [Section 3.1 and] [Section 3.2 and] Section 3.3 of the Credit Agreement are satisfied. The Borrower hereby certifies to the Administrative Agent and each Lender that, after giving pro forma effect to the Borrowing requested herein, the Parent and its Subsidiaries are in pro forma compliance with the financial covenants set forth in Article VI of the Credit Agreement.

Very truly yours,

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT 2.4

FORM OF NOTICE OF SWINGLINE BORROWING

[Date]

SunTrust Bank, as Administrative Agent
    for the Lenders referred to below and
as Swingline Lender
777 Brickell Avenue, 4th Floor
Miami, Florida 33131

SunTrust Bank
Agency Services
303 Peachtree Street, N.E./25th Floor
Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Swingline Borrowing, and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

  (A) Principal amount of Swingline Loan:

  (B) Date of Swingline Loan (which is a Business Day):

  (C) Location and number of Borrower's account to which proceeds of Swingline Loan are to be disbursed:

The Borrower hereby represents and warrants that the conditions specified in Section 3.3 of the Credit Agreement are satisfied. The Borrower hereby certifies to the Administrative Agent and each Lender that, after giving pro forma effect to the Borrowing requested herein, the Parent and its Subsidiaries are in pro forma compliance with the financial covenants set forth in Article VI of the Credit Agreement.

Very truly yours,

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT 2.5

FORM OF NOTICE OF TERM LOAN BORROWING

[Date]

SunTrust Bank, as Administrative Agent
    for the Lenders referred to below
777 Brickell Avenue, 4th Floor
Miami, Florida 33131

SunTrust Bank
Agency Services
303 Peachtree Street, N.E./25th Floor
Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Term Loan Borrowing, and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

  (A) Aggregate principal amount of Borrowing:

  (B) Date of Term Loan (the Delayed Draw Date):

  (C) Location and number of Borrower's account to which proceeds of Borrowing are to be disbursed:

The Borrower hereby represents and warrants that the applicable conditions specified in Section 3.2 and Section 3.3 of the Credit Agreement are satisfied. The Borrower hereby certifies to the Administrative Agent and each Lender that, after giving pro forma effect to the Borrowing requested herein, the Parent and its Subsidiaries are in pro forma compliance with the financial covenants set forth in Article VI of the Credit Agreement.

Very truly yours,

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT 2.7

FORM OF NOTICE OF CONVERSION/CONTINUATION

[Date]

SunTrust Bank, as Administrative Agent
for the Lenders referred to below
777 Brickell Avenue, 4th Floor
Miami, Florida 33131

SunTrust Bank
Agency Services
303 Peachtree Street, N.E./25th Floor
Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Conversion/Continuation and the Borrower hereby requests the continuation or conversion of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

    Borrowing to which this request applies: _______________________________
    Principal amount of Borrowing to be continued/converted: _________________
    Effective date of election (which is a Business Day): ______________________
    Type of Borrowing: ______________________
    Interest Period: ________________________

Very truly yours,

STEINER U.S. HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT 3.1(b)(v)

FORM OF [ASSISTANT] SECRETARY'S CERTIFICATE OF
[______________________]

November __, 2011

I, [__________________], as [Assistant] Secretary of [_____________] (the "Company"), hereby certify as follows:

    Attached hereto as Exhibit A is a true, correct and complete copy of the Articles of Incorporation, Memorandum of Association or other similar governing document of the Company filed with the Secretary of State or other appropriate governmental authority of its jurisdiction of organization and all amendments thereto as in effect as of the date hereof. There has been no amendment or supplement to such governing documents, other than as set forth on Exhibit A, and no amendment or supplement thereto has been authorized.

    Attached hereto as Exhibit B is a true, correct and complete copy of the By-Laws, Articles of Association, or other similar governing document of the Company and all amendments thereto as are in full force and effect as of the date hereof and as were in full force and effect on the date of the resolutions referred to below.

    Attached hereto as Exhibit C are true, correct and complete copies of resolutions duly adopted by the Board of Directors or other governing body of the Company dated as of November __, 2011; such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof; and such resolutions are the only resolutions which have been adopted by the Company's governing body relating to the Amended and Restated Credit Agreement dated as of November __, 2011, among Steiner U.S. Holdings, Inc., the institutions from time to time party thereto as Lenders, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender.

    [Attached hereto as Exhibit D are true, correct and complete copies of good standing certificates from the [state/jurisdiction] of organization [and each [state/jurisdiction] in which the Company is qualified to do business.]

    Each person named below now holds the offices set forth opposite his name, and the signature opposite his name and title is his true and correct signature.

Name	Office	Signature
[_______________]	[_______________________]	________________________
[_______________]	[_______________________]	________________________

  IN WITNESS WHEREOF, I have hereunto signed my name as [Assistant] Secretary and not in an individual capacity as of the date set forth above.

  _________________ [Assistant] Secretary

  EXHIBIT 3.1(b)(vii)

  FORM OF OFFICER'S CERTIFICATE (LOAN DOCUMENTS)

  [Date]

  I, Stephen Lazarus, in my capacity as the Senior Vice President and Chief Financial Officer of Steiner U.S. Holdings, Inc., a Florida corporation (the "Borrower" and any other undefined term used herein shall have the meaning ascribed to it in the Amended and Restated Credit Agreement dated as of the date hereof, among the Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender (the "Credit Agreement")), pursuant to Section 3.1(b)(vii) of the Credit Agreement, hereby certify that, after giving effect to the funding of any initial Loan or initial issuance of a Letter of Credit:

  As of the date hereof, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct;

  No Default or Event of Default has occurred and is continuing at the date hereof; and

  As of the date hereof, no litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against the Parent or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

  [Signature Follows]

  IN WITNESS WHEREOF, I have hereunto signed my name as Senior Vice President and Chief Financial Officer of the Borrower and as a Responsible Officer of the Borrower and not in an individual capacity as of the date set forth above.

STEINER U.S. HOLDINGS, INC.

By: /s/ Stephen Lazarus
Stephen Lazarus, Senior Vice President and Chief Financial Officer

  EXHIBIT 3.1(b)(viii)

  FORM OF OFFICER'S CERTIFICATE (MERGER DOCUMENTS)

  [Date]

  I, Stephen Lazarus, in my capacity as the Senior Vice President and Chief Financial Officer of Steiner U.S. Holdings, Inc., a Florida corporation (the "Borrower" and any other undefined term used herein shall have the meaning ascribed to it in the Amended and Restated Credit Agreement dated as of the date hereof, among the Borrower, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Agent (the "Credit Agreement")), pursuant to Section 3.1(b)(viii) of the Credit Agreement, hereby certify that the Borrower has delivered to the Administrative Agent true and accurate copies of the executed Merger Documents, including the Merger Agreement, and as of the date hereof, there have been no amendments or other modifications to the Merger Documents [except _________________________].

  [Signature Follows]

  IN WITNESS WHEREOF, I have hereunto signed my name as Senior Vice President and Chief Financial Officer of the Borrower and as a Responsible Officer of the Borrower and not in an individual capacity as of the date set forth above.

STEINER U.S. HOLDINGS, INC.

By: /s/ Stephen Lazarus
Stephen Lazarus, Senior Vice President and Chief Financial Officer

  EXHIBIT 3.2(c)(i)

  FORM OF SOLVENCY CERTIFICATE

  STEINER U.S. HOLDINGS, INC.

  THIS SOLVENCY CERTIFICATE is delivered in connection with that certain Amended and Restated Credit Agreement, dated as of November __, 2011, by and among Steiner U.S. Holdings, Inc., a Florida corporation (the "Borrower"), the financial institutions from time to time party thereto as lenders (the "Lenders"), and SunTrust Bank, as administrative agent for itself and the other Lenders (the "Administrative Agent"), as issuing bank and as swingline lender (as the same may have been amended, restated, supplemented or otherwise modified from time to time as of the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

  The undersigned hereby certifies as follows:

  The undersigned, Stephen Lazarus, is the duly qualified and acting Chief Financial Officer of the Borrower and each Loan Party (other than Mandara Spa (Cruise II), LLC and is the Chief Operating Officer of Mandara Spa (Cruise II), LLC), and in such capacities is the senior financial officer of the applicable Loan Parties and has the responsibility for the management of the financial affairs of the Loan Parties. The undersigned is fully familiar with the Parent's and its Subsidiaries' consolidated financial statements. The undersigned is familiar with the terms and conditions of the financings proposed to be arranged pursuant to the Credit Agreement and the other Loan Documents.

  The undersigned has carefully reviewed the contents of this Certificate. The statements made herein are based upon the personal knowledge of the undersigned, or upon reports and other information given to the undersigned by supervisory personnel of the Loan Parties having responsibility for the reports and the information given, and who, in the opinion of the undersigned, are reliable and entitled to be relied upon. The statements made herein are made in good faith and to the best of the knowledge and belief of the undersigned and are accurate in all material respects.

Based upon the foregoing, the undersigned hereby certifies that, after giving pro forma effect to the Acquisition and the Borrowing of the Loans to finance such Acquisition, the Loan Parties are Solvent.

The undersigned understands that the Lenders and the Administrative Agent are relying upon this Certificate in connection with the consummation of the transactions contemplated by the Credit Agreement.

[Signature Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as the Chief Financial Officer of the Borrower and as a Responsible Officer of the Borrower and not in an individual capacity this ___ day of November, 2011.

Stephen Lazarus

Chief Financial Officer

EXHIBIT 3.2(c)(iii)

FORM OF DELAYED DRAW OFFICER'S CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement dated as of November __, 2011 (the "Credit Agreement") among Steiner U.S. Holdings, Inc., a Florida corporation (the "Borrower"), the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This certificate is being delivered pursuant to Section 3.2(c)(iii) of the Credit Agreement.

I, ____________, [Title] and as a Responsible Officer of the Borrower, DO HEREBY CERTIFY that:

  the Merger Documents have not been amended or modified in any respect since the Closing Date, and the Borrower has not waived any of its rights thereunder or granted any consent to the Target, except as set forth on Schedule 1 attached hereto;

  substantially concurrent with the funding of the Term Loan Borrowing and any Revolving Loan Borrowing made pursuant to the Credit Agreement, the Acquisition has been consummated in accordance with the terms of the Merger Documents, including satisfaction of each of the conditions precedent contained in Article VI of the Merger Agreement, except to the extent, in any case, not materially adverse to the Lenders;

  no Combined Material Adverse Effect has occurred since October 14, 2011; and

  immediately after giving pro forma effect to the Acquisition and the funding of the Term Loan on the Delayed Draw Date, the Parent will have (A) an Adjusted Leverage Ratio of no greater than 4.50:1.00 and (B) a Leverage Ratio of no greater than 2.25:1.00;

IN WITNESS WHEREOF, I have hereunto signed my name as [Title] and as a Responsible Officer of the Borrower and not in an individual capacity this __ day of ____________, 2011.

STEINER U.S. HOLDINGS, INC.

By:

Name:

Title:

SCHEDULE 1

EXHIBIT 5.1(d)

FORM OF COMPLIANCE CERTIFICATE

To: SunTrust Bank,

as Administrative Agent
777 Brickell Avenue, 4th Floor

Miami, Florida 33131

SunTrust Bank

Agency Services

303 Peachtree Street, N.E./25th Floor

Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of November __, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Steiner U.S. Holdings, Inc., a Florida corporation (the "Borrower"), the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

I, ______________ , being the duly elected and qualified, and acting in my capacity as a Responsible Officer of the Borrower, hereby certify to the Administrative Agent and each Lender as follows:

    The [audited] [unaudited] consolidated financial statements of the Parent and its Subsidiaries attached hereto for the Fiscal [Quarter] [Year] ended ____________ (the "Test Period") fairly present in all material respects the consolidated financial condition of the Parent and its Subsidiaries as at the end of such Fiscal [Quarter] [Year], and the consolidated results of operations of the Parent and its Subsidiaries for such Fiscal [Quarter] [Year], in accordance with GAAP consistently applied (subject, in the case of such quarterly financial statements, to normal year-end audit adjustments and the absence of footnotes).

    The calculations set forth in Attachment I are computations of financial covenants set forth in ARTICLE VI of the Credit Agreement, calculated from the financial statements referenced in clause 1 above in accordance with the terms of the Credit Agreement.

    There has been no change in GAAP or the application thereof regarding the preparation of the consolidated financial statements of the Parent and the Subsidiaries since December 31, 2010. [If this is not the case, specify the change and the effect of such change on the financial statements accompanying this certificate.]

    Based upon a review of the activities of Parent and its Subsidiaries (including, without limitation, any and all transactions during the period for which calculations or determinations are required to be made pursuant to Article VI of the Credit Agreement) and the financial statements attached hereto during the period covered thereby, as of the date hereof, there exists no Default or Event of Default. [If such is not the case, specify such Default or Event of Default and its nature, when it occurred and whether it is continuing and the steps being taken by the Borrower with respect to such event, condition or failure.]

IN WITNESS WHEREOF, I have hereunto signed my name as [Title] and as a Responsible Officer of the Borrower and not in any individual capacity to this Compliance Certificate this ____ day of ______________, 20__.

STEINER U.S. HOLDINGS, INC.

By:
Name:

Title:

Attachment I to Compliance Certificate

 EXHIBIT B-1

EXHIBIT B-1

FORM OF REAFFIRMATION AND AMENDMENT OF LOAN DOCUMENTS

THIS REAFFIRMATION AND AMENDMENT OF LOAN DOCUMENTS (this "Agreement") is made as of November __, 2011, by and among STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), STEINER LEISURE LIMITED, a Bahamian corporation (the "Parent"), STEINER TRANSOCEAN LIMITED, a Bahamian corporation ("Transocean"), MANDARA SPA (CRUISE II), L.L.C., a Delaware limited liability company ("Cruise II"), FCNH, INC., a Florida corporation ("FCNH"), MID-ATLANTIC MASSAGE THERAPY, INC., a Florida corporation ("Mid-Atlantic"), MANDARA SPA (BAHAMAS) LTD., a Bahamian corporation ("Mandara Spa Bahamas"), STEINER BEAUTY PRODUCTS, INC., a Florida corporation ("Steiner Beauty"), STEINER SPA ASIA LIMITED, a Bahamian corporation ("Steiner Spa Asia"), STEINER MANAGEMENT SERVICES, LLC, a Florida limited liability company ("Management Services"), STEINER SPA LIMITED, a Bahamian corporation ("Steiner Spa Limited"), COSMETICS LIMITED, a Bahamian corporation ("Cosmetics Limited"), STEINER EDUCATION GROUP, INC., a Florida corporation ("Steiner Education"), MANDARA SPA LLC, a Delaware limited liability company ("Mandara Spa"), BLISS WORLD HOLDINGS, INC., a Delaware corporation ("Bliss Holdings"), BLISS WORLD LLC, a Delaware limited liability company ("Bliss World"; each of the Borrower, the Parent, Transocean, Cruise II, FCNH, Mid-Atlantic, Mandara Spa Bahamas, Steiner Beauty, Steiner Spa Asia, Management Services, Steiner Spa Limited, Cosmetics Limited, Steiner Education, Mandara Spa, Bliss Holdings and Bliss World is sometimes referred to herein individually as a "Loan Party" and collectively as the "Loan Parties"), and SUNTRUST BANK, as administrative agent (the "Administrative Agent") for the Lenders party to the Credit Agreement described below. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

A. The Borrower, the Administrative Agent, and the financial institutions from time to time party thereto (the "Original Lenders") entered into that certain Credit Agreement dated as of November 2, 2009 (as amended, supplemented, or otherwise modified from time to time prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Original Lenders made loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein.

B. The Borrower, the Parent, Steiner Training Limited, an English corporation ("Steiner Training"), Elemis Limited, an English corporation ("Elemis Limited"; together with Steiner Training, collectively, the "English Grantors"), Transocean, Cruise II, FCNH, Mid-Atlantic, Mandara Spa Bahamas, Steiner Beauty, Steiner Spa Asia, Management Services, Steiner Spa Limited, Cosmetics Limited, Steiner Education, Mandara Spa, Bliss Holdings and Bliss World (collectively, the "Grantors") are party to that certain Guaranty and Security Agreement dated as of November 2, 2009 (as amended, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), pursuant to which (i) the Parent, the English Grantors, Transocean, Cruise II, FCNH, Mid-Atlantic, Mandara Spa Bahamas, Steiner Beauty, Steiner Spa Asia, Management Services, Steiner Spa Limited, Cosmetics Limited, Steiner Education, Mandara Spa, Bliss Holdings and Bliss World (collectively, the "Guarantors") have agreed to guaranty, to the Administrative Agent for the benefit of the Secured Creditors, the repayment and performance of all of the Secured Obligations (as defined in the Guaranty and Security Agreement) and (ii) the Grantors granted in favor of the Administrative Agent, for the benefit of the Secured Creditors (as defined in the Guaranty and Security Agreement), a first priority continuing Lien on and security interest in all of their Collateral (as defined in the Guaranty and Security Agreement) to secure the Secured Obligations.

C. Pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") of even date herewith, the Borrower, the Administrative Agent, and the financial institutions from time to time party thereto (the "Lenders") have agreed to amend and restate the Original Credit Agreement, for purposes of, among other things, (a) continuing to provide a $60,000,000 revolving credit facility in favor of the Borrower; (b) establishing a delayed draw term loan facility in an aggregate principal amount equal to $165,000,000; and (c) modifying the Original Credit Agreement in certain other respects, subject to the terms and conditions set forth therein.

D. Each Loan Party shall derive both direct and indirect additional benefits from the continuation of the revolving credit facility, the establishment of a delayed draw term loan facility and the other financial accommodations and other amendments made pursuant to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, to continue the revolving credit facility and to establish a delayed draw term loan facility and to continue to make available to the Borrower the Loans and other financial accommodations under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1. Reaffirmation and Acknowledgment.

(a) In connection with the execution and delivery of the Credit Agreement, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such Loan Party grants Liens or security interests in its Collateral or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Original Credit Agreement and the other Loan Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under each of the Original Credit Agreement and the Loan Documents to which it is a party, and (ii) to the extent such Loan Party granted Liens on or security interests in any of its Collateral pursuant to any such Loan Documents as security for the Obligations and any other obligations, liability or indebtedness of such Loan Party and the other Loan Parties and the English Grantors under or with respect to the Original Credit Agreement or any of the other Loan Documents, such Loan Party hereby ratifies and reaffirms such grant of security (and re-grants a Lien and security interest in and to all of the Collateral to the Administrative Agent for the benefit of the Secured Creditors as security for the Obligations) and confirms and agrees that such Liens and security interests hereafter secure all of the "Obligations" and any other obligations, liability or indebtedness of such Loan Party and the other Loan Parties and the English Grantors, as applicable, under the Credit Agreement and the other Loan Documents.

(b) Each Loan Party acknowledges receipt of a copy of the Credit Agreement and acknowledges that each of the Loan Documents remains in full force and effect and hereby is ratified and confirmed. The execution and delivery of this Agreement, and the performance of the Loan Parties' obligations hereunder, shall not (i) operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, (ii) constitute a waiver of any provision of any of the Loan Documents, or (iii) constitute a novation of any of the "Obligations" and any other obligations, liability or indebtedness under the Original Credit Agreement or the other Loan Documents. Each Loan Party agrees that this Agreement constitutes a Loan Document under the Credit Agreement.

3. Representations and Warranties. Each Loan Party hereby confirms to the Administrative Agent that the representations and warranties set forth in the Loan Documents made by such Loan Party are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and shall be deemed to be remade as of the date hereof. Each Loan Party hereby represents and warrants to the Administrative Agent that: (i) such Loan Party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity; and (iii) the execution and delivery of this Agreement does not and shall not contravene, conflict with, violate or constitute a default under (A) the articles or certificate or incorporation, bylaws or other constituent documents of such Loan Party, as applicable, or (B) any applicable law, rule, regulation, judgment, decree or order or any Material
Contract to which such Loan Party is a party or is bound or which is binding upon or applicable to all or any portion of such Loan Party's Collateral.

4. Ratification of Liability; Effect. Each of the Loan Documents (if applicable, as amended or otherwise modified through the date hereof) shall remain in full force and effect in accordance with their respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Documents, and acknowledges that (i) as of the date of this Agreement, such Loan Party has no defenses, claims or set-offs to the enforcement by the Administrative Agent of such liabilities, obligations and agreements, (ii) as of the date of this Agreement, the Administrative Agent and the Original Lenders have fully performed all obligations to such Loan Party which Administrative Agent and the Original Lenders may have had or have on and as of the date hereof and (iii) the Administrative Agent does not waive, diminish or limit any term, condition or covenant contained in the Loan Documents (if applicable, as amended or otherwise modified through the date hereof).

5. Successors and Assigns. This Agreement shall be binding upon each Loan Party and its successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns; all references herein to the Loan Party shall be deemed to include their respective successors and permitted assigns. The successors and assigns of each Loan Party shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

6. Further Assurances. Each Loan Party hereby agrees from time to time, as and when requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, including, without limitation, any UCC financing statements (including, without limitation, any initial financing statements and amendments to existing financing statements), and to take or cause to be taken such further or other action as the Administrative Agent may deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Credit Agreement and the other Loan Documents.

7. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

8. Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

9. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. Merger. This Agreement represents the final agreement of each Loan Party with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, between the Loan Parties and the Administrative Agent.

11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

13. Credit Agreement and other Loan Documents in Full Force and Effect. All references in the Loan Documents to the "Obligations" or any other obligations, liabilities or indebtedness of any Loan Party owing from time to time to the Administrative Agent and the Lenders shall refer to, and for all purposes shall be deemed and construed to refer to, without limitation, the "Obligations" as defined in the Credit Agreement. Without limiting the generality of the foregoing, it is expressly understood and agreed that the Obligations shall include, and the Liens on the Collateral shall secure, payment of the Loans, all accrued and unpaid interest thereon and all other amounts due and payable in respect thereof. All references in the Loan Documents to the "Credit Agreement" shall refer to, and for all purposes shall be deemed and construed to refer to, the Original Credit Agreement as amended and restated by the Credit Agreement. All references in the Loan Documents, including the Uncertificated Securities Account Control Agreements (as defined in the Security Agreement), to the "Security Agreement" shall refer to, and for all purposes shall be deemed and construed to refer to, the Security Agreement as amended, supplemented, or otherwise modified from time to time.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

STEINER U.S. HOLDINGS, INC.

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

STEINER LEISURE LIMITED

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

STEINER TRANSOCEAN LIMITED

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

MANDARA SPA (CRUISE II), L.L.C.

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

FCNH, INC.

By:
Name: Stephen Lazarus
Title: Chief Operating Officer and Chief Financial Officer

MID-ATLANTIC MASSAGE THERAPY, INC.

By:
Name: Stephen Lazarus
Title: Chief Operating Officer and Chief Financial Officer

MANDARA SPA (BAHAMAS) LTD.

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

STEINER BEAUTY PRODUCTS, INC.

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

STEINER SPA ASIA LIMITED

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

STEINER MANAGEMENT SERVICES, LLC

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

STEINER SPA LIMITED

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

COSMETICS LIMITED

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

STEINER EDUCATION GROUP, INC.

By:
Name: Stephen Lazarus
Title: Senior Vice President and Chief Financial Officer

MANDARA SPA LLC

By:

Name: Stephen Lazarus

Title: Senior Vice President and Chief Financial Officer

BLISS WORLD HOLDINGS, INC.

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

BLISS WORLD LLC

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

SUNTRUST BANK, as Administrative Agent

By:
Name: Eduardo M. Balcazar
Title: Senior Vice President

Acknowledged and Agreed:

MANDARA SPA (GUAM), LLC

By:
Name: _______________________
Title: _______________________

MANDARA PSLV, LLC

By:
Name: _______________________
Title: _______________________

STO ITALY S.R.L.

By:
Name: _______________________
Title: _______________________

MANDARA SPA SERVICES LLC

By:
Name: _______________________
Title: _______________________

MANDARA SPA ARUBA, N.V.

By:
Name: _______________________
Title: _______________________

MANDARA SPA (TAHITI), LLC

By:
Name: _______________________
Title: _______________________

MANDARA SPA POLYNESIA SARL

By:
Name: _______________________
Title: _______________________

MANDARA SPA (SAIPAN), INC.

By:
Name: _______________________
Title: _______________________

MANDARA SPA (Cruise I), L.L.C.

By:
Name: _______________________
Title: _______________________

MANDARA SPA (HAWAII), LLC

By:
Name: _______________________
Title: _______________________

EXHIBIT B-2

EXHIBIT B-2

FORM OF REAFFIRMATION AND AMENDMENT OF ENGLISH SECURITY DOCUMENTS

THIS REAFFIRMATION AND AMENDMENT OF ENGLISH SECURITY DOCUMENTS (this "Agreement") is made as of November __, 2011, by and among STEINER LEISURE LIMITED, a Bahamian corporation (the "Parent"), COSMETICS LIMITED, a Bahamian corporation ("Cosmetics Limited"), ELEMIS LIMITED, an English corporation ("Elemis") and STEINER TRAINING LIMITED, an English corporation ("Steiner Training"; each of the Parent, Cosmetics Limited, Elemis and Steiner Training is sometimes referred to herein individually as an "English Loan Party" and collectively as the "English Loan Parties"), and SUNTRUST BANK, as administrative agent (the "Administrative Agent") for the Lenders party to the Credit Agreement described below. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

A. Steiner U.S. Holdings, Inc., a Florida corporation (the "Borrower"), the Administrative Agent, and the financial institutions from time to time party thereto (the "Original Lenders") entered into that certain Credit Agreement dated as of November 2, 2009 (as amended, supplemented, or otherwise modified from time to time prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Original Lenders made loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein.

B. The Borrower, Steiner Transocean Limited, a Bahamian corporation ("Transocean"), Mandara Spa (Cruise II), L.L.C., a Delaware limited liability company ("Cruise II"), FCNH, INC., a Florida corporation ("FCNH"), Mid-Atlantic Massage Therapy, Inc., a Florida corporation ("Mid-Atlantic"), Mandara Spa (Bahamas) Ltd., a Bahamian corporation ("Mandara Spa Bahamas"), Steiner Beauty Products, Inc., a Florida corporation ("Steiner Beauty"), Steiner Spa Asia Limited, a Bahamian corporation ("Steiner Spa Asia"), Steiner Management Services, LLC, a Florida limited liability company ("Management Services"), Steiner Spa Limited, a Bahamian corporation ("Steiner Spa Limited"), Steiner Education Group, Inc., a Florida corporation ("Steiner Education"), Mandara Spa LLC, a Delaware limited liability company ("Mandara Spa"), Bliss World Holdings, Inc., a Delaware corporation ("Bliss Holdings") and the English Loan Parties (collectively, the "Grantors") are party to that certain Guaranty and Security Agreement dated as of November 2, 2009 (as amended, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), pursuant to which (i) the English Loan Parties, Transocean, Cruise II, FCNH, Mid-Atlantic, Mandara Spa Bahamas, Steiner Beauty, Steiner Spa Asia, Management Services, Steiner Spa Limited, Steiner Education, Mandara Spa, Bliss Holdings and Bliss World (collectively, the "Guarantors") have agreed to guaranty, to the Administrative Agent for the benefit of the Secured Creditors, the repayment and performance of all of the Secured Obligations (as defined in the Guaranty and Security Agreement) and (ii) the Grantors granted in favor of the Administrative Agent, for the benefit of the Secured Creditors (as defined in the Guaranty and Security Agreement), a first priority continuing Lien on and security interest in all of their Collateral (as defined in the Guaranty and Security Agreement) to secure the Secured Obligations.

C. Pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") of even date herewith, the Borrower, the Administrative Agent, and the financial institutions from time to time party thereto (the "Lenders") have agreed to amend and restate the Original Credit Agreement, for purposes of, among other things, (a) continuing to provide a $60,000,000 revolving credit facility in favor of the Borrower; (b) establishing a delayed draw term loan facility in an aggregate principal amount equal to $165,000,000; and (c) modifying the Original Credit Agreement in certain other respects, subject to the terms and conditions set forth therein.

D. Each English Loan Party shall derive both direct and indirect additional benefits from the continuation of the revolving credit facility, the establishment of a delayed draw term loan facility and the other financial accommodations and other amendments made pursuant to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, to continue the revolving credit facility and to establish a delayed draw term loan facility and to continue to make available to the Borrower the Loans and other financial accommodations under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1. Reaffirmation and Acknowledgment.

(a) In connection with the execution and delivery of the Credit Agreement, each English Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such English Loan Party grants Liens or security interests in its Collateral or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Original Credit Agreement and the other Loan Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under each of the Original Credit Agreement and the Loan Documents to which it is a party, and (ii) to the extent such English Loan Party granted Liens on or security interests in any of its Collateral pursuant to any such Loan Documents as security for the Obligations and any other obligations, liability or indebtedness of such English Loan Party, the Borrower and the other Loan Parties under or with respect to the Original Credit Agreement or any of the other Loan Documents, such English Loan Party hereby ratifies and reaffirms such grant of security and confirms and agrees that such Liens and security interests hereafter secure all of the "Obligations" and any other obligations, liability or indebtedness of such English Loan Party, the Borrower and the other Loan Parties, as applicable, under the Credit Agreement and the other Loan Documents.

(b) Each English Loan Party acknowledges receipt of a copy of the Credit Agreement and acknowledges that each of the Loan Documents remains in full force and effect and hereby is ratified and confirmed. The execution and delivery of this Agreement, and the performance of the English Loan Parties' obligations hereunder, shall not (i) operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, (ii) constitute a waiver of any provision of any of the Loan Documents, or (iii) constitute a novation of any of the "Obligations" and any other obligations, liability or indebtedness under the Original Credit Agreement or the other Loan Documents. Each English Loan Party agrees that this Agreement constitutes a Loan Document under the Credit Agreement.

3. Representations and Warranties. Each English Loan Party hereby confirms to the Administrative Agent that the representations and warranties set forth in the Loan Documents made by such English Loan Party are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and shall be deemed to be remade as of the date hereof. Each English Loan Party hereby represents and warrants to the Administrative Agent that: (i) such English Loan Party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable against such English Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity; and (iii) the execution and delivery of this Agreement does not and shall not contravene, conflict with, violate or constitute a default under (A) the articles or certificate or incorporation, bylaws or other constituent documents of such English Loan Party, as applicable, or (B) any applicable law, rule, regulation, judgment, decree or order or any Material
Contract to which such English Loan Party is a party or is bound or which is binding upon or applicable to all or any portion of such English Loan Party's Collateral.

4. Ratification of Liability; Effect. Each of the Loan Documents (if applicable, as amended or otherwise modified through the date hereof) shall remain in full force and effect in accordance with their respective terms. Each English Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Documents, and acknowledges that (i) as of the date of this Agreement, such English Loan Party has no defenses, claims or set-offs to the enforcement by the Administrative Agent of such liabilities, obligations and agreements, (ii) as of the date of this Agreement, the Administrative Agent and the Original Lenders have fully performed all obligations to such English Loan Party which Administrative Agent and the Original Lenders may have had or have on and as of the date hereof and (iii) the Administrative Agent does not waive, diminish or limit any term, condition or covenant contained in the Loan Documents (if applicable, as amended or otherwise modified through the date hereof).

5. Successors and Assigns. This Agreement shall be binding upon each English Loan Party and its successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns; all references herein to the English Loan Party shall be deemed to include their respective successors and permitted assigns. The successors and assigns of each English Loan Party shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

6. Further Assurances. Each English Loan Party hereby agrees from time to time, as and when requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, including, without limitation, any UCC financing statements (including, without limitation, any initial financing statements and amendments to existing financing statements), and to take or cause to be taken such further or other action as the Administrative Agent may deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Credit Agreement and the other Loan Documents.

7. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

8. Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

9. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. Merger. This Agreement represents the final agreement of each English Loan Party with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, between the English Loan Parties and the Administrative Agent.

11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

13. Credit Agreement and other Loan Documents in Full Force and Effect. All references in the Loan Documents to the "Obligations" or any other obligations, liabilities or indebtedness of any English Loan Party owing from time to time to the Administrative Agent and the Lenders shall refer to, and for all purposes shall be deemed and construed to refer to, without limitation, the "Obligations" as defined in the Credit Agreement. Without limiting the generality of the foregoing, it is expressly understood and agreed that the Obligations shall include, and the Liens on the Collateral shall secure, payment of the Loans, all accrued and unpaid interest thereon and all other amounts due and payable in respect thereof. All references in the Loan Documents to the "Credit Agreement" shall refer to, and for all purposes shall be deemed and construed to refer to, the Original Credit Agreement as amended and restated by the Credit Agreement. All references in the Loan Documents, including the Uncertificated Securities Account Control Agreements (as defined in the Security Agreement), to the "Security Agreement" shall refer to, and for all purposes shall be deemed and construed to refer to, the Security Agreement as amended, supplemented, or otherwise modified from time to time.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

STEINER LEISURE LIMITED

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

COSMETICS LIMITED

By:
Name: Stephen Lazarus
Title: Executive Vice President and Chief Financial Officer

ELEMIS LIMITED

By:
Name:
Title:

STEINER TRAINING LIMITED

By:
Name:
Title:

ADMINISTRATIVE AGENT:

SUNTRUST BANK, as Administrative Agent

By:
Name: Eduardo M. Balcazar
Title: Senior Vice President